CONFIDENTIAL

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             SOUTH CAROLINA JOBS-ECONOMIC DEVELOPMENT AUTHORITY


                                       and


                                MARK TWAIN BANK,
                                   as Trustee


                            -------------------------

                                 TRUST INDENTURE

                          Dated as of September 1, 1994

                            -------------------------


                                   Relating to


                                   $7,700,000
                              Variable Rate Demand
                      Industrial Development Revenue Bonds
                (Roller Bearing Company of America, Inc. Project)
                                  Series 1994A


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                                TABLE OF CONTENTS

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                                                                            ----

ARTICLE I       DEFINITIONS; RULES OF CONSTRUCTION ......................    4

Section 101.    Definitions of Words and Terms ..........................    4
Section 102.    Rules of Interpretation .................................   15

ARTICLE II      THE BONDS ...............................................   16

Section 201.    Authorization, Issuance and Terms of Bonds ..............   16
Section 202.    Nature of Obligations ...................................   17
Section 203.    Interest Rates and Interest Payment Provisions ..........   17
Section 204.    Changes in Interest Modes ...............................   19
Section 205.    Execution, Authentication and Delivery of Bonds .........   20
Section 206.    Registration, Transfer and Exchange of Bonds ............   21
Section 207.    Temporary Bonds .........................................   22
Section 208.    Mutilated, Lost, Stolen, Destroyed or Undelivered Bonds .   22
Section 209.    Cancellation and Destruction of Bonds Upon Payment ......   23
Section 210.    Limitation on Transfer and Exchange .....................   23

ARTICLE III     TENDER AND PURCHASE OF BONDS ............................   25

Section 301.    Optional Tender of Bonds During Weekly Mode or
                Monthly Mode ............................................   25
Section 302.    Mandatory Tender of Bonds ...............................   26
Section 303.    Irrevocability of Elections; Return of Improperly
                Completed Documents .....................................   27
Section 304.    Notice of Principal Amount of Bonds Tendered ............   28
Section 305.    Remarketing of Tendered Bonds ...........................   28
Section 306.    Notice of Principal Amount of Bonds Remarketed ..........   29
Section 307.    Purchase of Tendered Bonds ..............................   29
Section 308.    Remarketing of Pledged Bonds ............................   30
Section 309.    Purchase Fund ...........................................   31
Section 310.    No Purchases or Sales After Certain Defaults ............   31
Section 311.    Remarketing Agent .......................................   31
Section 312.    Qualifications of Remarketing Agent .....................   32

ARTICLE IV      REDEMPTION OF BONDS .....................................   33

Section 401.    Optional Redemption .....................................   33
Section 402.    Mandatory and Extraordinary Redemption ..................   34
Section 403.    Selection of Bonds to be Redeemed .......................   35
Section 404.    Notice of Redemption of Bonds in Weekly or Monthly Mode .   35
Section 405.    Notice of Redemption of Bonds in Semiannual, Annual or
                Multiyear Mode ..........................................   36
Section 406.    Effect of Call for Redemption ...........................   37


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ARTICLE V       REVENUES AND FUNDS ......................................   38

Section 501.    Creation of Funds and Accounts ..........................   38
Section 502.    Initial Deposits ........................................   38
Section 503.    Project Fund ............................................   38
Section 504.    Costs of Issuance Fund ..................................   38
Section 505.    Revenue Fund ............................................   39
Section 506.    Debt Service Fund .......................................   40
Section 507.    General Fund ............................................   40
Section 508.    Payments Under Credit Facility ..........................   41
Section 509.    Deposits into and Application of Moneys in the
                Rebate Fund .............................................   42
Section 510.    Final Balances ..........................................   43
Section 511.    Non-Presentment of Bonds ................................   43

ARTICLE VI      DEPOSITARIES OF MONEYS, SECURITY FOR DEPOSITS ...........   44

Section 601.    Moneys to be Held in Trust ..............................   44
Section 602.    Investment of Moneys ....................................   44
Section 603.    Manner of Investment ....................................   44
Section 604.    Record Keeping ..........................................   45

ARTICLE VII     PARTICULAR COVENANTS AND PROVISIONS .....................   46

Section 701.    Issuer to Issue Bonds and Execute Indenture .............   46
Section 702.    Performance of Covenants ................................   46
Section 703.    Instruments of Further Assurance ........................   46
Section 704.    Credit Facility .........................................   46
Section 705.    Enforcement of Credit Facility ..........................   46
Section 706.    Alternate Credit Facility ...............................   47
Section 707.    General Limitation on Issuer Obligations ................   48
Section 708.    Recording and Filing ....................................   48
Section 709.    Possession and Inspection of Books and Documents ........   48
Section 710.    Rights and Duties Under Agreement and Credit Facility ...   48
Section 711.    Tax Covenants ...........................................   48

ARTICLE VIII    DEFAULT AND REMEDIES ....................................   50

Section 801.    Events of Default .......................................   50
Section 802.    Acceleration; Mandatory Purchase ........................   51
Section 803.    Surrender of Possession of Trust Estate; Rights
                and Duties of Trustee in Possession .....................   52
Section 804.    Appointment of Receivers in Event of Default ............   52
Section 805.    Exercise of Remedies by the Trustee .....................   53
Section 806.    Limitation on Exercise of Remedies by Bondowners ........   53
Section 807.    Right of Bondowners to Direct Proceedings ...............   54
Section 808.    Application of Moneys in Event of Default ...............   54
Section 809.    Remedies Cumulative .....................................   56
Section 810.    Delay or Omission Not Waiver ............................   56
Section 811.    Effect of Discontinuance of Proceedings .................   56
Section 812.    Waivers of Events of Default ............................   56


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Section 813.    Pledged Bonds ...........................................   57

ARTICLE IX      THE TRUSTEE .............................................   58

Section 901.    Acceptance of Trusts ....................................   58
Section 902.    Fees, Charges and Expenses of the Trustee ...............   61
Section 903.    Notice to the Bondowners if Default Occurs ..............   61
Section 904.    Intervention by the Trustee .............................   62
Section 905.    Successor Trustee Upon Merger, Consolidation or Sale ....   62
Section 906.    Trustee Required; Eligibility ...........................   62
Section 907.    Resignation of Trustee ..................................   63
Section 908.    Removal of Trustee ......................................   63
Section 909.    Appointment of Successor Trustee ........................   63
Section 910.    Vesting of Trusts in Successor Trustee ..................   63
Section 911.    Trust Estate May be Vested in Co-Trustee ................   64
Section 912.    Accounting ..............................................   64
Section 913.    Paying Agents; Bond Registrar; Appointment and
                Acceptance of Duties; Removal ...........................   64
Section 914.    The Tender Agent ........................................   65
Section 915.    Notice to Rating Agency .................................   66
Section 916.    Right of Trustee to Pay Taxes and Other Charges .........   66

ARTICLE X       SUPPLEMENTAL INDENTURES .................................   67

Section 1001.   Supplemental Indentures Not Requiring Consent
                of Bondowners ...........................................   67
Section 1002.   Supplemental Indentures Requiring Consent of Bondowners .   68
Section 1003.   Borrower's Consent to Supplemental Indentures ...........   69
Section 1004.   Opinion of Bond Counsel .................................   69

ARTICLE XI      AMENDMENT OF AGREEMENT AND CREDIT FACILITY ..............   70

Section 1101.   Amendments, Changes or Modifications to the
                Agreement and Credit Facility Not Requiring
                Consent of Bondowners ...................................   70
Section 1102.   Amendments, Changes or Modifications to the Agreement
                and Credit Facility Requiring Consent of Bondowners .....   70
Section 1103.   Opinion of Bond Counsel .................................   71

ARTICLE XII     SATISFACTION AND DISCHARGE OF INDENTURE .................   72

Section 1201.   Defeasance ..............................................   72
Section 1202.   Satisfaction and Discharge of the Indenture .............   73
Section 1203.   When Refunding is Not Permitted .........................   74

ARTICLE XIII    MISCELLANEOUS PROVISIONS ................................   75

Section 1301.   Consents and Other Instruments by Bondowners ............   75
Section 1302.   Notices .................................................   75
Section 1303.   Limitation of Rights Under the Indenture ................   77
Section 1304.   Suspension of Mail Service ..............................   79
Section 1305.   Business Days ...........................................   79


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Section 1306.   Immunity of Officers, Employees and Members of Issuer ...   79
Section 1307.   Credit Enhancer's Remedial Rights .......................   79
Section 1308.   Severability ............................................   79
Section 1309.   Complete Agreement ......................................   80
Section 1310.   Execution in Counterparts ...............................   80
Section 1311.   Governing Law ...........................................   80

Exhibit A - Bond Form
Exhibit B - Investment Securities Collateral Requirement
Exhibit C - [Reserved.]
Exhibit D - Notice of Election to Tender/Retain Bonds
Exhibit E - Rate Adjustment Notice
Exhibit F - Interest Mode Adjustment Notice
Exhibit G - Notice of Alternate Credit Facility
Exhibit H - Representation Letter


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                                 TRUST INDENTURE

      THIS TRUST INDENTURE (the "Indenture"), made and entered into as of September 1, 1994, by and between the SOUTH CAROLINA JOBS-ECONOMIC DEVELOPMENT AUTHORITY, a body corporate and politic and an agency of the State of South Carolina (the "Issuer"), and Mark Twain Bank, a Missouri banking corporation duly organized and existing and authorized to accept and execute trusts of the character herein set out under the laws of the State of Missouri, and having its principal corporate trust office located in St. Louis, Missouri, as Trustee (the "Trustee");

                                   WITNESSETH:

      WHEREAS, the Issuer acting by and through its Board of Directors, is authorized and empowered under and pursuant to the provisions of Tide 41, Chapter 43, Code of Laws of South Carolina 1976, as amended (the "Act"), to acquire and cause to be acquired properties that are projects under the Act through which the industrial, commercial, agricultural and recreational development of the State of South Carolina (the "State") will be promoted and trade developed by inducing business enterprises to locate in and remain in the State and thus provide maximum opportunities for the creation and retention of jobs and improvement of the standard of living of the citizens of the State; and

      WHEREAS, the Issuer is further authorized by Section 41A3-100 of the Act to issue revenue bonds payable by the Issuer solely from revenues and receipts from any financing agreement between the Issuer and any business enterprise with respect to such project and secured by a pledge of said revenues and receipts and by an assignment of such financing agreement; and

      WHEREAS, pursuant to the Act, the Authority is authorized to issue its Variable Rate Demand Industrial Development Revenue Bonds (Roller Bearing Company of America, Inc. Project) Series 1994A in the original aggregate principal amount of $7,700,000 (the "Bonds"), for the purpose of providing funds to construct or purchase certain buildings, fixtures, machinery and equipment ("the Project") to constitute an approximately 60,000 square foot expansion of an existing facility for the manufacture of roller bearings in Darlington County, South Carolina which is owned and operated by Roller Bearing Company of America, Inc., a Delaware corporation (the "Borrower"); and

      WHEREAS, the Borrower intends to construct and purchase the Project; and

      WHEREAS, the Borrower has requested that the Issuer issue the Bonds in order to finance the construction and purchase of the Project; and

      WHEREAS, the Board of Directors of the Issuer passed and approved a Resolution on August 24, 1994, authorizing the Issuer to issue the Bonds pursuant to this Indenture for the above purposes; and

      WHEREAS, pursuant to such Resolution, the Issuer is authorized (i) to execute and deliver this Indenture for the purpose of issuing and securing the Bonds as hereinafter provided, and (ii) to enter into a Loan Agreement of even date herewith (the "Agreement"), between the Issuer and the Borrower, under which the Issuer will loan the proceeds of the Bonds to the Borrower in accordance with the provisions of the Agreement to finance a portion of the costs of the Project, in consideration of payments to be made by the Borrower to the Trustee which are to be sufficient
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to pay the principal of, redemption premium, if any, and interest on the Bonds as the same become due; and

      WHEREAS, Heller Financial, Inc., a Delaware corporation (the "Credit Enhancer"), has agreed to execute and deliver an irrevocable direct-pay letter of credit (the "Credit Facility") in order to secure the timely payment of the principal of and interest on the Bonds; and

      WHEREAS, all things necessary to make the Bonds, when authenticated by the Trustee and issued as in this Indenture provided, the valid, legal and binding obligations of the Issuer, and to constitute this Indenture a valid, legal and binding pledge and assignment of the property, rights, interests and revenues herein made for the security of the payment of the principal of, redemption premium, if any, and interest on the Bonds issued hereunder, have been done and performed, and the execution and delivery of this Indenture and the execution and issuance of the Bonds, subject to the terms hereof, have in all respects been duly authorized and approved by the Issuer; and

      WHEREAS, THE BONDS AND THE PREMIUM, IF ANY, AND INTEREST THEREON (INCLUDING ANY AMOUNTS PAYABLE IN CONNECTION WITH ANY PREPAYMENT OR PURCHASE OF THE BONDS) ARE LIMITED OBLIGATIONS OF THE ISSUER; THE PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST ON THE BONDS (INCLUDING ANY AMOUNTS PAYABLE IN CONNECTION WITH ANY PURCHASE OF THE BONDS) ARE PAYABLE SOLELY FROM THE REVENUES OR MONEYS TO BE RECEIVED IN CONNECTION WITH THE FINANCING OF THE PROJECT OR FROM ANY OTHER MONEYS MADE AVAILABLE TO THE ISSUER FOR SUCH PURPOSE; NEITHER THE BONDS NOR THE INTEREST THEREON (INCLUDING ANY AMOUNTS PAYABLE IN CONNECTION WITH ANY PURCHASE OF THE BONDS) SHALL EVER CONSTITUTE AN INDEBTEDNESS OR A CHARGE AGAINST THE GENERAL CREDIT OF THE STATE, THE ISSUER, OR ANY OTHER PUBLIC BODY, OR OF THE TAXING POWERS OF THE STATE WITHIN THE MEANING OF ANY CONSTITUTIONAL OR STATUTORY LIMITATION AND SHALL NEVER CONSTITUTE OR GIVE RISE TO ANY PECUNIARY LIABILITY OF THE STATE, THE ISSUER, OR ANY OTHER PUBLIC BODY; THE BONDS DO NOT CONSTITUTE AN INDEBTEDNESS TO WHICH THE FAITH OR CREDIT OF THE STATE, THE ISSUER, OR ANY OTHER PUBLIC BODY, OR TAXING POWER OF THE STATE, IS PLEDGED;

      NOW THEREFORE, THIS INDENTURE WITNESSETH:

                                GRANTING CLAUSES

      That the Issuer, in consideration of the premises, the acceptance by the Trustee of the trusts hereby created, the purchase and acceptance of the Bonds by the Owners thereof, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to secure the payment of the principal of, redemption premium, if any, and interest on the Bonds according to their tenor and effect, to secure all obligations owed by the Borrower to the Credit Enhancer under the Letter of Credit Agreement, and to secure the performance and observance by the Issuer of all the covenants, agreements and conditions herein and in the Bonds contained, does hereby transfer, pledge and assign, without recourse, to the Trustee and its successors and assigns in trust forever, and does hereby grant a security interest unto the Trustee and its successors in trust and its assigns, in and to all and singular the property described in paragraphs (a) and (b) below (said property being herein referred to as the "Trust Estate"), to wit:


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      (a) All right, tide and interest of the Issuer (including, but not limited to, the right to enforce any of the terms thereof) in, to and under all Revenues (as hereinafter defined) derived by the Issuer under and pursuant to and subject to the provisions of the Agreement (but excluding the Unassigned Issuer's Rights as defined in the Agreement and any payments made by the Borrower to meet the rebate requirements of Section 148(f) of the Code) and the Credit Facility; and

      (b) All other moneys and securities from time to time held by the Trustee under the terms of this Indenture (excluding rebatable arbitrage, whether or not held in the Rebate Fund, and amounts held in the Purchase Fund (as hereinafter defined)), and any and all other property (real, personal or mixed) of every kind and nature from time to time hereafter, by delivery or by writing of any kind, pledged, assigned or transferred as and for additional security hereunder by the Issuer, or by anyone in its behalf or with its written consent, to the Trustee, which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

      TO HAVE AND TO HOLD, all and singular, the Trust Estate with all rights and privileges hereby transferred, pledged, assigned and/or granted or agreed or intended so to be, to the Trustee and its successors and assigns in trust forever;

      IN TRUST NEVERTHELESS, upon the terms and conditions herein set forth for the equal and proportionate benefit, security and protection of all present and future Owners of the Bonds Outstanding, without preference, priority or distinction as to participation in the lien, benefit and protection hereof of one Bond over or from the others, except as herein otherwise expressly provided and on a subordinate basis thereto, to secure the obligations of the Borrower to the Credit Enhancer;

      PROVIDED, NEVERTHELESS, and these presents are upon the express condition, that if the Issuer or its successors or assigns shall well and truly pay or cause to be paid the principal of and premium, if any, on such Bonds with interest, according to the provisions set forth in the Bonds, or shall provide for the payment or redemption of such Bonds by depositing or causing to be deposited with the Trustee the entire amount of funds or securities requisite for payment or redemption thereof when and as authorized by the provisions of
Article XII hereof (it being understood that any payment with respect to the principal of or interest on Bonds by the Borrower or any purchase of Bonds pursuant to Article III hereof shall not be deemed payment or provision for payment of principal of or interest on Bonds, except Bonds purchased and cancelled by the Trustee, all such uncancelled Bonds to remain Outstanding hereunder and principal of and interest thereon payable to the Owners thereof, whether such Owners be the Credit Enhancer or persons to whom Bonds are remarketed), and shall also pay or cause to be paid all other sums payable hereunder by the Issuer and if all amounts due and owing to the Credit Enhancer under the Letter of Credit Agreement shall have been paid in full, then these presents and the estate and rights hereby granted shall cease, terminate and become void, and thereupon the Trustee, on payment of its lawful charges and disbursements then unpaid, on demand of the Issuer and upon the payment by the Issuer of the cost and expenses thereof, shall duly execute, acknowledge and deliver to the Issuer such instruments of satisfaction or release as may be necessary or proper to discharge this Indenture of record, and if necessary shall grant, reassign and deliver to the Issuer, with a copy to the Credit Enhancer and the Borrower, all and singular the property, rights, privileges and interests by it hereby granted, conveyed and assigned, and all substitutes therefor, or any part thereof, not


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previously disposed of or released as herein provided; otherwise this Indenture shall be and remain in full force;

      THIS INDENTURE FURTHER WITNESSETH, and it is hereby expressly declared, covenanted and agreed by and between the parties hereto, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and that all the Trust Estate is to be held and applied under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer does hereby agree and covenant with the Trustee, for the benefit of the respective Owners from time to time of the Bonds and the Credit Enhancer, as follows:

                                    ARTICLE I

                       DEFINITIONS; RULES OF CONSTRUCTION

      Section 101. Definitions of Words and Terms. In addition to words and terms elsewhere defined herein and therein, the following words and terms as used in this Indenture and in the Agreement shall have the following meanings, unless some other meaning is plainly intended:

      "Accounts" means the accounts created pursuant to Section 501 hereof.

      "Act" means Tide 41, Chapter 43, Code of Laws of South Carolina 1976, as amended.

      "Act of Bankruptcy" means, as to the Borrower, any of the following: (a) the commencement by the Borrower of a voluntary case under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or similar laws; (b) the filing of a petition with a court having jurisdiction over the Borrower to commence an involuntary case against the Borrower under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or similar laws, and such petition is not discharged within 60 days of the filing thereof; (c) the Borrower shall admit in writing its inability to pay its debts generally as they become due; (d) a receiver, trustee or liquidator of the Borrower shall be appointed in any proceeding brought against the Borrower; (e) assignment by the Borrower of all or substantially all of its assets for the benefit of its creditors; or (f) the entry by the Borrower into an agreement of composition with its creditors, and, as to the Issuer, the commencement by the Issuer of a voluntary case under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or similar laws.

      "Affiliated Party" or "Affiliate" means any Related Person as to a particular Person, and any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. "Control", when used with respect to a particular Person, means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such Person whether through the ownership of voting stock, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Agreement" or "Loan Agreement" means the Loan Agreement, including the Exhibits attached thereto, dated as of the date of this Indenture, between the Issuer and the Borrower, with


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respect to the Bonds, as such Agreement may be from time to time amended, restated or supplemented in accordance with the provisions of Section 10.6 of the Agreement and Article XI hereof.

      "Alternate Credit Facility" means any alternate credit facility designated and qualified as such and provided pursuant to Section 706 hereof no later than the twenty-fifth (25th) day prior to the then applicable Termination Date.

      "Alternate Credit Facility Date" means a Business Day on or prior to the Termination Date on which the Borrower has complied with all requirements of this Indenture, including Section 706 regarding the substitution of an Alternate Credit Facility for the Credit Facility then in effect.

      "Annual Mode" means an Interest Mode during which the interest rate on the Bonds is determined at twelve month intervals, as provided in Section 203(e) hereof.

      "Authorized Borrower Representative" means either the Chief Financial Officer or the Vice President of the Borrower, or such other official of the Borrower at the time designated to act on behalf of the Borrower as evidenced by written certificate furnished to the Issuer, the Credit Enhancer and the Trustee containing the specimen signature of such person and signed on behalf of the Borrower by its Chief Executive Office or its Chief Financial Officer. Such certificate may designate an alternate or alternates, each of whom shall be entitled to perform all duties of and exercise all powers of an Authorized Borrower Representative.

      "Authorized Denominations" means (i) in the case of Bonds in a Weekly Mode or Monthly Mode, $100,000 and any integral multiple of $5,000 in excess thereof;
(ii) in the case of Bonds in a Semiannual Mode, Annual Mode or Multiyear Mode, $5,000 or any integral multiple thereof, provided that if the Credit Facility is not exempt from registration under the Securities Act of 1933, as amended, and has not been registered thereunder then the Authorized Denomination shall be $100,000 and any integral multiple of $5,000 in excess thereof; or (iii) in the case of a Bond which is a Pledged Bond, $100,000 or any integral multiple of $5,000 in excess thereof.

      "Authorized Issuer Representative" means the Chairman of the Board of Directors or the Executive Director of the Issuer, or such other person at the time designated to act on behalf of the Issuer as evidenced by written certificate furnished to the Borrower, the Credit Enhancer and the Trustee containing the specimen signature of such person and signed on behalf of the Issuer by its Executive Director. Such certificate may designate an alternate or alternates, each of whom shall be entitled to perform all duties of and exercise all powers of an Authorized Issuer Representative.

      "Available Moneys" means (i) proceeds from the initial sale of the Bonds by the Issuer that have not been commingled with other funds that do not constitute Available Moneys and proceeds from the investment thereof; (ii) moneys that have been paid to the Trustee pursuant to payments on the Credit Facility and that have been held in the Credit Facility Account and not commingled with other funds that do not constitute Available Moneys, and proceeds from the investment thereof; and (iii) moneys with respect to which the Trustee has received an unqualified opinion of nationally recognized counsel expert on bankruptcy matters to the effect that payment of such proceeds to the Owners would not constitute a voidable preference under Section 547 of the United States Bankruptcy Code which could be recovered under Section 550(a) of the Bankruptcy Code

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in the event of the filing of a petition thereunder by or against the Issuer, the Borrower or any Affiliated Party of the Borrower.

      "Available Moneys Account" means the account by that name in the Revenue Fund created pursuant to Section 501 hereof.

      "Bond" or "Bonds" means any bond or bonds authenticated and delivered under and pursuant to this Indenture.

      "Bond Counsel" means any attorney or firm of attorneys designated by the Issuer and reasonably acceptable to the Borrower, the Trustee and the Credit Enhancer having a national reputation for skill in connection with the authorization and issuance of municipal obligations in the State and under Sections 103 and 141-150 of the Code.

      "Bond Issuance Date" means the date of initial issuance and delivery of the Bonds.

      "Bond Pledge Agreement" means the Pledge and Security Agreement dated as of September 1, 1994, by and among the Borrower, the Trustee and the Credit Enhancer, as amended, restated and supplemented from time to time.

      "Bond Register" means the registration books of the Issuer kept by the Trustee to evidence the registration and transfer of Bonds.

      "Bond Registrar" means the Trustee when acting as such.

      "Bondowner" or "Owner" or "Registered Owner" means the person in whose name a Bond is registered on the Bond Register.

      "Borrower" means Roller Bearing Company of America, Inc., a Delaware corporation, and any successor or assign thereto permitted under the Agreement.

      "Borrower Bonds" means (i) Bonds owned or held by the Borrower or any Affiliate of the Borrower, or by the Trustee or the Tender Agent, or the agent of either of them, for the account of the Borrower or any Affiliate of the Borrower, including, but not limited to, Pledged Bonds, or (ii) Bonds which the Borrower has notified the Trustee, or which the Trustee knows, were purchased by another Person for the account of the Borrower or any Affiliate of the Borrower, including, but not limited to, Pledged Bonds.

      "Business Day" means a day which is not (a) a Saturday, Sunday or any other day on which banking institutions in New York, New York, or the city or cities in which the principal corporate trust office of the Trustee, and the principal office of the Tender Agent, the Remarketing Agent or the Credit Enhancer is located, are required or authorized to close or (b) a day on which the New York Stock Exchange is closed.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to the Code and Sections of the Code include relevant applicable regulations, temporary

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regulations and proposed regulations thereunder, and any successor provisions to those Sections, regulations, temporary regulations or proposed regulations.

      "Collateral Documents" means the Letter of Credit Agreement, the Bond Pledge Agreement and any other document securing the obligations of the Borrower to the Credit Enhancer in connection with the Letter of Credit Agreement, in each case as the same may be amended, restated or supplemented from time to time.

      "Costs of Issuance Fund" means the fund by that name created in Section 501 hereof.

      "Credit Enhancer" means initially Heller Financial, Inc., a Delaware corporation, and any provider or providers of an Alternate Credit Facility.

      "Credit Documents" means the documents described by said term in the Letter of Credit Agreement, in each case as the same may be amended, restated or supplemented from time to time.

      "Credit Facility" means the letter of credit initially issued by Heller Financial, Inc. and any Alternate Credit Facility issued by the Credit Enhancer in addition to or in substitution therefor, as the same may be amended, restated, supplemented, extended or renewed from time to time in accordance with the Agreement and this Indenture.

      "Credit Facility Account" means the account by that name created in
Section 501(c) of this Indenture.

      "Debt Service Fund" means the fund by that name created in Section 501 hereof.

      "Default" means any event or condition which constitutes, or with the giving of any requisite notice or upon the passage of any requisite time period or upon the occurrence of both, would constitute, an Event of Default under the Agreement or this Indenture.

      "Determination of Taxability" means (i) a determination by the Commissioner or any District Director of the Internal Revenue Service, (ii) a private ruling or Technical Advice Memorandum issued by the National Office of the Internal Revenue Service in which the Borrower was afforded the opportunity to participate, (iii) a determination by any court of competent jurisdiction, or
(iv) receipt by the Trustee, at the request of the Borrower, the Credit Enhancer or any Bondowner, of an Opinion of Bond Counsel that the interest on the Bonds is includable in gross income for federal income tax purposes of the Owners thereof or any former Owner thereof, other than an Owner who is a "substantial user" (as such term is defined in Section 147(a) of the Code) of the Project or a Related Person; provided, however, that no such Determination of Taxability under clause (i) or (iii) shall be deemed to have occurred if the Borrower has been afforded the opportunity to contest such determination, has elected to contest such determination in good faith and is proceeding with all applicable dispatch to prosecute such contest until the earliest of (a) a final determination from which no appeal may be taken with respect to such determination, (b) abandonment of such appeal by the Borrower, or (c) one year from the date of initial determination.

      "Event of Default" means any event or occurrence as defined in Section 801 hereof.

      "Financial Institution" means any qualified institutional buyer, as that term is defined from time to time in 17 C.F.R. ss.230.144A(a)(i) ("Rule 144A").

      "Funds" means the funds created pursuant to Article V hereof.

      "General Fund" means the fund by that name created in Section 501 hereof.

      "Government Securities" means direct obligations of, or obligations the payment of the principal of and interest on which are unconditionally guaranteed by, the United States of America.

      "Immediate Notice" means notice by telephone, telegram, telex, telecopier or other telecommunication device to such phone numbers or addresses as are specified in Section 1302 hereof or such other phone number or address as the addressee shall have directed in writing, promptly followed by written notice by first-class mail postage prepaid to such addresses.

      "Indenture" means this Trust Indenture as originally executed by the Issuer and the Trustee, as from time to time amended and supplemented by Supplemental Indentures in accordance with the provisions of Article X of this Indenture.

      "Interest Mode" means a period of time relating to the frequency with which the interest rate on the Bonds is determined pursuant to Section 203 hereof, which Interest Mode may be a Weekly Mode, a Monthly Mode, a Semiannual Mode, an Annual Mode or a Multiyear Mode. Pledged Bonds bear interest at the Pledged Bond Rate and are not subject to such Interest Mode descriptions.

      "Interest Mode Adjustment Date" means a date on which the Interest Mode of the Bonds is changed from one Interest Mode to a different Interest Mode, and such date shall be an Interest Payment Date.

      "Interest Mode Adjustment Notice" means the notice of a new Interest Mode with respect to any Bonds in accordance with Section 204 hereof in substantially the form of Exhibit F attached hereto.

      "Interest Payment Date" means the date on which an interest installment is required to be paid on the Bonds to the Owners thereof, (i) with respect to all Bonds other than Pledged Bonds, (1) as to the first Interest Period, October 3, 1994; (2) as to any Weekly Mode or Monthly Mode, the first Business Day of each month; (3) as to any Semiannual Mode, Annual Mode or Multiyear Mode, each March 1 and September 1, commencing with the first such March 1 or September 1 following the Interest Mode Adjustment Date, or the next succeeding Business Day thereafter if any such March 1 or September 1 is not a Business Day; and (4) an Interest Mode Adjustment Date; and (ii) with respect to Pledged Bonds, the first Business Day of each calendar month and the date of sale of Pledged Bonds.

      "Interest Period" means, with respect to the Bonds in any Interest Mode, the period from and including each Interest Payment Date for such Interest Mode to and including the day immediately preceding the following Interest Payment Date for such Interest Mode, except that the first Interest Period shall be the period from and including the date of original delivery of the Bonds to and including the day immediately preceding the first Interest Payment Date for the Bonds.

      "Investment Securities" means any of the following securities purchased in accordance with Section 602 hereof, if and to the extent the same are at the time legal for investment of the funds being invested:

      (a) Government Securities;

      (b) deposits which are fully insured by the Federal Deposit Insurance Corporation ("FDIC") in one or more of the following institutions: banks with a rating of A-1 or higher (including without limitation, the Trustee or any bank affiliated with the Trustee) organized under the laws of the United States of America or any state thereof;

      (c) federal funds, unsecured certificates of deposit, time deposits and bankers acceptances (having maturities of not more than 365 days) of any bank, the short-term obligations of which are in the highest short-term rating category of the Rating Agency (if the Bonds are rated by Standard & Poor's, such category is A-I +);

      (d) any shares in money market mutual funds provided such money market funds are rated AAAm or AAAmG by the Rating Agency; and

      (e) repurchase agreements with (A) any institution described in clause (b) above or (B) any other entity that is under the jurisdiction of the Bankruptcy Code, provided that, with respect to a repurchase agreement with such other entity, the terms of such repurchase agreement shall be less than one year, shall be with respect to Government Securities which meet the Investment Securities Collateral Requirement and shall mature at least 30 days before the time or times that such investments shall be needed for the purposes for which they were deposited.

      "Investment Securities Collateral Requirement" means Government Securities which meet the requirements set forth in Exhibit B attached hereto and incorporated herein by this reference.

      "Investor's Representation Letter" means the Investor's Representation Letter in substantially the form attached to this Indenture as Exhibit H.

      "Issuer" means the South Carolina Jobs-Economic Development Authority, a body corporate and politic and an agency of the State, or any body, agency or instrumentality of the State succeeding to or charged with the powers, duties and functions of the Issuer.

      "Letter of Credit Agreement" means the Letter of Credit Agreement dated as of the date of this Indenture, between the Borrower and the initial Credit Enhancer, and any similar agreement between the Borrower and the Credit Enhancer with respect to the issuance of an Alternate Credit Facility.

      "Loan Payment Date" means the day established for a Loan Payment under the Agreement.

      "Loan Term" means the period from the date of initial delivery and authentication of the Bonds until such time as the Bonds are no longer Outstanding and all other amounts payable by the Borrower under the Agreement and the Letter of Credit Agreement shall have been paid.

      "Mandatory Purchase Date" means each date designated by the Credit Enhancer for purchase of the Bonds in accordance with the provisions of Section 302(d) of this Indenture.

      "Maximum Rate" means the lesser of (i) 15% per annum or (ii) the rate utilized in the Credit Facility for purposes of computing the interest component thereof.

      "Monthly Mode" means an Interest Mode during which the interest rate on the Bonds is determined in monthly intervals as set forth in Section 203(d) hereof.

      "Moody's" means Moody's Investors Service, a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Issuer, with the prior written approval of the Credit Enhancer and the Borrower, by notice to the Trustee.

      "Multiyear Mode" means an Interest Mode during which the interest rate on the Bonds is determined at intervals of integral (greater than one) multiples of twelve months, as provided in Section 203(e) hereof.

      "New York Time" means the time on any given day in the City of New York, New York, whether such time be Eastern Standard Time or Eastern Daylight Savings Time.

      "1933 Act" means the Securities Act of 1933, as amended.

      "Nonpurpose Investments" means any investment property (as defined in Section 148(b) of the Code) which is acquired with the gross proceeds of the Bonds and which is not acquired to carry out the governmental purpose of the Bonds.

      "Notice of Election to Tender/Retain Bonds" means the Notice of Election to Tender/Retain Bonds in substantially the form attached hereto as Exhibit D delivered by a Bondowner to the Tender Agent (i) pursuant to Section 301 hereof which contains a demand for the purchase of Bonds on the Tender Date, or (ii) following receipt of a notice of a mandatory tender of Bonds as specified in
Section 302 hereof which contains an election to retain Bonds. "Notice of Election to Tender Bonds" shall refer to those provisions of the Notice of Election to Tender/Retain Bonds which relate to the election to tender Bonds as hereinafter provided. "Notice of Election to Retain Bonds" shall refer to those provisions of the Notice of Election to Tender/Retain Bonds which relate to the election to retain Bonds.

      "Opinion of Bond Counsel" means a written opinion of Bond Counsel addressed to the Trustee, for the benefit of the Owners of the Bonds, and the Credit Enhancer.

      "Opinion of Counsel" means a written opinion of an attorney or firm of attorneys addressed to the Trustee, for the benefit of the Owners of the Bonds and the Credit Enhancer, who may (except as otherwise expressly provided in this Indenture) be counsel to the Issuer, the Borrower, the Owners of the Bonds, the Credit Enhancer or the Trustee, and who is acceptable to the Trustee and the Credit Enhancer.

      "Outstanding when used with reference to Bonds, means, as of a particular date, all Bonds theretofore authenticated and delivered under this Indenture except:

      (a) Bonds theretofore cancelled by the Trustee or delivered to the Trustee for cancellation pursuant to Section 209 hereof;

      (b) Bonds which are deemed to have been paid in accordance with Article XII hereof;

      (c) Bonds in exchange for or in lieu of which other Bonds have been authenticated and delivered pursuant to Article II of this Indenture;

      (d) Undelivered Bonds; and

      (e) For purposes of any consent or other action to be taken by the Owner of a specified percentage of Bonds under this Indenture or the Agreement, Bonds owned or held for the account of the Issuer or Borrower Bonds. Notwithstanding the foregoing, Bonds so owned which have been pledged in good faith shall not be disregarded as aforesaid if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Issuer, the Borrower or any Affiliated Party.

      "Paying Agent" means the Tender Agent as to all Tendered Bonds, the Trustee as to all other Bonds, and any other bank or trust institution organized under the laws of any state of the United States of America or any national banking association designated by this Indenture or any Supplemental Indenture as paying agent for the Bonds at which the principal of, and redemption premium, if any, and interest on, such Bonds shall be payable.

      "Person" means an individual, a corporation, a partnership, an association, a joint stock company, a joint venture, a trust, an unincorporated organization, a limited liability company, or a government or any agency or political subdivision thereof.

      "Placement Date" means any date on which a Pledged Bond is purchased from the Borrower by a Person designated by the Remarketing Agent pursuant to the Remarketing Agreement or is sold by the Borrower.

      "Plant" means the facility, including machinery and equipment, for the manufacture of roller bearings in Darlington County, South Carolina, operated by the Borrower.

      "Pledged Bonds" means any Bonds purchased by the Borrower with payments made on the Credit Facility, which Bonds are registered in the name of the Borrower and held by the Trustee on behalf of the Credit Enhancer pursuant to the terms of the Bond Pledge Agreement, until such time as such Bonds are sold by the Borrower or by the Remarketing Agent.

      "Pledged Bond Rate" means the rate of interest per annum payable with respect to each Pledged Bond, which shall be equal to the Interest Rate set forth in Section 2.9 of the Letter of Credit Agreement.

      "Preliminary Rate" means Preliminary Rate as defined in Section 203(e) hereof.

      "Principal Office" means, with respect to the Trustee and the Tender Agent, its principal corporate trust office, initially 8820 Ladue Road, St. Louis, Missouri 63124, Attention: Corporate Trust Division.

      "Principal Payment Date" means the maturity date or redemption date (including as a result of acceleration) of any Bond.

      "Project" means the buildings, fixtures, machinery and equipment described in Exhibit A to the Agreement, and all additions, modifications, improvements, replacements and substitutions made to the Project pursuant to the Agreement, as they may at any time exist.

      "Project Fund" means the fund by that name created by Section 501 hereof.

      "Project Purposes" means the costs of acquiring, constructing, installing and equipping the Project.

      "Purchase Fund" means the fund by that name created by Section 501 hereof.

      "Rate Adjustment Date" means the date as of which the interest rate determined for an Interest Mode shall be effective, which (i) during a Weekly Mode shall be Thursday of each week (whether or not a Business Day); (ii) during a Monthly Mode shall be the first calendar day of each month; (iii) during a Semiannual Mode shall be the first calendar day of such Semiannual Mode which shall be March 1 or September 1 and the first day following each six-month period thereafter; and, (iv) during an Annual Mode or a Multiyear Mode shall be the first calendar day of such Annual Mode or Multiyear Mode, which shall be September 1, and thereafter the first calendar day following the completion of the then current Annual Mode or Multiyear Mode. The initial Rate Adjustment Date is September 15, 1994.

      "Rate Adjustment Notice" means the Rate Adjustment Notice in substantially the form of Exhibit E hereto to be mailed by the Trustee in accordance with
Section 203(e) hereof.

      "Rate Determination Date" means no later than 4:00 P.M., New York Time, on the Business Day immediately preceding a Rate Adjustment Date for a Weekly or a Monthly Mode, and on the third (3rd) Business Day immediately preceding a Rate Adjustment Date for a Semiannual Mode, Annual Mode or Multiyear Mode.

      "Rate Period" means the period from a Rate Adjustment Date to, but not including, the next Rate Adjustment Date.

      "Rating Agency" means (collectively, as required) Moody's, if the Bonds are then rated by Moody's, Standard & Poor's, if the Bonds are then rated by Standard & Poor's, and any other national rating service which has outstanding credit rating on the Bonds.

      "Rebate Fund" means the fund by that name created in Section 501 hereof.

      "Record Date" means, with respect to Bonds in a Semiannual Mode, an Annual Mode or a Multiyear Mode, the fifteenth calendar day, whether or not a Business Day, of the month preceding such Interest Payment Date, and, with respect to Bonds in a Weekly Mode or Monthly Mode, the fifth calendar day, whether or not a Business Day, immediately preceding such Interest Payment Date.

      "Related Documents" means the Collateral Documents and the Credit
Documents.

      "Related Person" means a "related person" within the meaning of Section 147 (a) of the Code.

      "Remarketing Agent" means the remarketing agent at the time serving as such under the Remarketing Agreement and designated as the Remarketing Agent for purposes of this Indenture. The initial Remarketing Agent is Stem Brothers & Co., St. Louis, Missouri.

      "Remarketing Agreement" means the Remarketing Agreement dated as of September 1,1994, between the Borrower and the Remarketing Agent or, if such Remarketing Agreement shall be terminated, such other agreement, approved by the Credit Enhancer, which may from time to time be entered into with any Remarketing Agent with respect to the remarketing or placement of the Bonds.

      "Remarketing Proceeds" means proceeds from the resale by the Remarketing Agent of Bonds delivered for purchase pursuant to Section 301 or 302 hereof that have not been commingled with other funds which do not constitute Remarketing Proceeds, and proceeds from the investment thereof; provided that Remarketing Proceeds cannot include any moneys provided by the Borrower, the Issuer, any guarantor of the Bonds (excluding the issuer of the Credit Facility, but only with respect to moneys provided pursuant to the Credit Facility), any Affiliated Party of the foregoing, or any Person which is an "insider" of the Borrower or any such guarantor within the meaning of Title 11 of the United States Code, as amended.

      "Resolution" means the resolution of the Board of Directors of the Issuer authorizing the execution and delivery of the Agreement, this Indenture and the issuance of the Bonds.

      "Revenue Fund" means the fund by that name created in Section 501 hereof.

      "Revenues" means the amounts pledged hereunder to the payment of principal of, and premium, if any, and interest on the Bonds, consisting of the following:
(i) all income, revenues, proceeds and other amounts, to which the Issuer is entitled, derived from the Borrower (except the Unassigned Issuer's Rights as defined in the Agreement), including all scheduled payments under the Agreement, payments received on the Credit Facility and all receipts of the Trustee credited under the provisions of this Indenture against said amounts payable, and (ii) moneys held in the Funds and Accounts, together with investment earnings thereon, other than moneys in the Rebate Fund and rebatable arbitrage not deposited therein and funds held for the payment of specific Bonds pursuant to Section 510 hereof or amounts held in the Purchase Fund.

      "Series 1994B Bonds" means the Issuer's $3,000,000 original principal amount Variable Rate Demand Industrial Development Revenue Bonds (Roller Bearing Company of America, Inc. Project) Series 1994B, issued pursuant to the Series 1994B Indenture.

      "Series 1994B Indenture" means the Indenture of Trust dated as of September 1, 1994 between the Issuer and the Trustee, delivered with respect to the Series 1994B Bonds.

      "Semiannual Mode" means an Interest Mode during which the interest rate on the Bonds is determined at six-month intervals as set forth in Section 203(e) hereof.

      "Standard & Poor's" means Standard & Poor's Ratings Group, A Division of McGraw-Hill, Inc., a corporation organized and existing under the laws of the State of New York, and its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, Standard & Poor's shall be deemed to refer to any other nationally recognized securities rating agency designated by the Issuer, with the prior written approval of the Credit Enhancer, by notice to the Trustee and the Borrower.

      "State" means the State of South Carolina.

      "Supplemental Indenture" means any indenture supplemental or amendatory to this Indenture entered into by the Issuer and the Trustee pursuant to Article X of this Indenture.

      "Tax Agreement" means the Tax Agreement dated of even date herewith between the Borrower and the Issuer, delivered with respect to the Bonds, as the same may be amended, restated or supplemented from time to time.

      "Tender Agent" means initially the Trustee, and any successor tender agent appointed pursuant to Section 914 hereof. The Tender Agent shall act as Paying Agent as to Tendered Bonds.

      "Tender Date" means (a) each date designated by a Bondowner for purchase of any Bonds in accordance with the provisions of Section 301 hereof, and (b) each date on which Bonds are required to be tendered in accordance with the provisions of Section 302 hereof, including any Mandatory Purchase Date, whether or not such Bonds are actually tendered.

      "Tender Price" means 100% of the principal amount of any Bond tendered pursuant to the provisions of Section 301 or Section 302 of this Indenture plus interest accrued and unpaid thereon to, but not including, the Tender Date.

      "Tendered Bonds" means (a) any Bonds tendered by a Bondowner for purchase pursuant to Section 301 hereof, and (b) any Bonds required to be tendered for purchase pursuant to Section 302 hereof, unless a proper waiver has been made by the Owner of such Bonds, in each case whether or not such Bonds are actually tendered.

      "Termination Date" means (i) if the Credit Facility is not a letter of credit, the maturity or expiration date of the Credit Facility or, if such day is not a Business Day, the next preceding Business Day or (ii) if the Credit Facility is a letter of credit, the last Interest Payment Date which is at least five (5) days preceding the date on which the Credit Facility is to expire pursuant to its terms, in each case including any extension of such maturity or expiration date.

      "Trust Estate" means the Trust Estate described in the granting clauses of this Indenture.

      "Trustee" means Mark Twain Bank, a banking corporation duly organized and existing under the laws of the State of Missouri, and its successor or successors and any other association or corporation which at any time may be substituted in its place pursuant to and at the time serving as trustee under this Indenture.

      "Unavailable Moneys Account" means the account by that name in the Revenue Fund created pursuant to Section 501 of this Indenture.

      "Undelivered Bonds" means Bonds which are deemed to have been tendered to the Trustee or Tender Agent, as applicable, for purchase pursuant to Section 301 or 302 hereof but which have not been surrendered to the Trustee or Tender Agent, as applicable.

      "Weekly Mode" means an Interest Mode during which the interest rate on the Bonds is determined in weekly intervals as set forth in Section 203(c) hereof.

      "Written Request" with reference to the Issuer means a request in writing signed by an Authorized Issuer Representative and with reference to the Borrower means a request in writing signed by an Authorized Borrower Representative.

      Section 102. Rules of Interpretation.

      For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

      (a) Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders.

      (b) Words importing the singular number shall include the plural and vice versa and words importing person shall include firm's, associations and corporations, including public bodies, as well as natural persons.

      (c) The table of contents hereto and the headings and captions herein are not a part of this document.

      (d) Terms used in an accounting context and not otherwise defined shall have the meaning ascribed to them by generally accepted principles of accounting.

      (e) Notwithstanding anything herein, in the Series 1994B Indenture or in the Borrower Documents to the contrary, each of the "Borrower", the Credit Enhancer", the "Paying Agent(s)", the "Remarketing Agent", the "Tender Agent" and the "Trustee" (including, for such purpose, each co-trustee) shall, as between the documents relating to the Bonds and the Series 1994B Bonds, be one and the same Person.


                               [End of Article I]

                                   ARTICLE II

                                    THE BONDS

      Section 201. Authorization. Issuance and Terms of Bonds.

      (a) Authorized Amount of Bonds. No Bonds may be issued under the provisions of this Indenture except in accordance with this Article. The total aggregate principal amount of the Bonds that may be issued hereunder and at any time Outstanding is hereby expressly limited to $7,700,000.

      (b) Title of Bonds. The Bonds authorized to be issued under this Indenture shall be designated "Variable Rate Demand Industrial development Revenue Bonds (Roller Bearing Company of America, Inc. Project) Series 1994A".

      (c) Form of Bonds. The Bonds shall be substantially in the form set forth in Exhibit A attached hereto, with such appropriate variations, omissions and insertions as are permitted or required by this Indenture, and may have endorsed thereon such legends or text as may be necessary or appropriate to conform to any applicable rules and regulations of any governmental authority or any usage or requirement of law with respect thereto.

      (d) Denominations. The Bonds shall be issuable as fully registered Bonds without coupons in Authorized Denominations only.

      (e) Numbering. Unless the Issuer shall otherwise direct, the Bonds shall be numbered from R-1 upward.

      (f) Dating. The Bonds shall be dated as of the Bond Issuance Date, be issuable in Authorized Denominations, and bear interest from the most recent Interest Payment Date to which interest has been paid or for which due provision has been made or if no Interest Payment Date has occurred therefor, the dated date thereof.

      (g) Maturity. The Bonds shall mature on September 1, 2017, subject to optional and mandatory redemption as provided in Article IV hereof.

      (h) Tender and Purchase of Bonds. The Bonds are subject to optional and mandatory tender for purchase as provided in Article III hereof.

      (i) Method and Place of Payment. Except as provided herein, the principal of, and redemption premium, if any, and interest on the Bonds shall be payable in any coin or currency of the United States of America which, at the respective dates of payment thereof, is legal tender for the payment of public and private debts, and such principal and premium, if any, shall be payable at the Principal Office of the Trustee or at the office of any alternate Paying Agent, and, with respect to the Tender Price, at the Principal Office of the Tender Agent, upon presentation and surrender of such Bonds. Payment of interest on any Bond shall be made by check or draft of the Trustee mailed to the person in whose name such Bond is registered on the Bond Register as of the close of business of the Trustee on the Record Date for such Interest Payment Date, except that interest not duly paid or provided for when due shall be payable to the person in whose name such Bond is registered at the close of business on the Business Day immediately preceding the date of payment of such defaulted interest. In the case of an interest payment to any Owner of $1,000,000 or more in aggregate principal amount of Bonds as of the commencement of business of the Trustee on the Record Date for a particular Interest Payment Date or in the case of the purchase from an Owner of $1,000,000 or more in aggregate principal amount of Bonds on the Tender Date, payment of interest or the Tender Price, as applicable, shall be made by wire transfer to such Owner upon written notice to the Trustee from such Owner containing the wire transfer address (which shall be in the continental United States) to which such Owner wishes to have such wire directed and, with regard to interest payments, such written notice is given by such Owner to the Trustee not less than fifteen (15) days prior to such Record Date and regarding payment of the Tender Price, which written notice accompanies such Owner's Notice of Election to Tender Bonds.

      Section 202. Nature of Obligations.

      (a) The Bonds and the interest thereon shall be limited obligations of the Issuer payable solely from Bond proceeds, the Revenues and other moneys pledged thereto and held by the Trustee as provided herein, and are secured by a transfer, pledge and assignment of and a grant of a security interest in the Trust Estate to the Trustee and in favor of the Owners of the Bonds, as provided in this Indenture.

      (b) The Bonds and the interest thereon do not constitute a debt or general obligation of the Issuer, the State, or any political subdivision thereof, and do not constitute an indebtedness or a charge against the general credit of the State or the Issuer within the meaning of any constitutional or statutory limitation or restriction. The Bonds are not payable in any manner by taxation.

      (c) No recourse shall be had for the payment of the principal of, or premium, if any, or interest on, any of the Bonds or for any claim based thereon or upon any obligation, provision, covenant or agreement contained in this Indenture contained, against any past, present or future director, trustee, officer, official, employee or agent of the Issuer, or any director, trustee, officer, official, employee or agent of any successor to the Issuer, as such, either directly or through the Issuer or any successor to the Issuer, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such director, trustee, officer, official, employee or agent as such is hereby expressly waived and released as a condition of and in consideration for the execution of this Indenture and the issuance of any of the Bonds. Neither the officers of the Issuer nor any person executing the Bonds shall be personally liable on the Bonds by reason of the issuance thereof.

      Section 203. Interest Rates and Interest Payment Provisions.

      (a) Calculation of Interest. Subject to the provisions of Section 802 (a) hereof, the Bonds shall bear interest from and including the date thereof until payment of the principal or redemption price thereof shall have been made or provided for in accordance with the provisions hereof, whether at maturity, upon redemption or otherwise. Anything herein to the contrary notwithstanding, in no event shall the interest rate borne by the Bonds, other than Pledged Bonds, at any time exceed the Maximum Rate. Subject to such limitation, the interest rates on the Bonds shall be determined as provided in this Section. Interest accrued on the Bonds during each Interest Period shall be paid on the next succeeding Interest Payment Date and, while the Bonds are in a Weekly Mode or a Monthly Mode, shall be computed on the basis of a year of 365 or 366 days, as appropriate, for the actual number of days elapsed and, while the Bonds are in a Semiannual Mode, an Annual Mode or a Multiyear Mode, shall be computed on the basis of a year of 360 days and twelve 30-day months. The Trustee shall calculate the amount of interest to be paid on each Interest Payment Date, and the Remarketing Agent shall confirm such interest amount calculation, and the Trustee shall notify the Borrower and the Credit Enhancer of such amount by 10:00 a.m., New York Time, on the Business Day next preceding each Interest Payment Date.

      (b) Standard for Determination of Interest Rate. The Remarketing Agent shall determine the interest rate for the Rate Period commencing with each Rate Adjustment Date to be the lowest rate which, in the best judgment of the Remarketing Agent, on the Rate Determination Date, would result in the market value of such Bonds on the Rate Adjustment Date being equal to 100% of their principal amount. In determining such interest rate, the Remarketing Agent shall have due regard for general financial conditions and such other conditions as, in the judgment of the Remarketing Agent, have a bearing on the interest rate on the Bonds, including then prevailing market conditions, the yields at which comparable securities are then being sold and the tender provisions applicable thereto during the forthcoming Rate Period. Each determination of the interest rate for the Bonds, as provided herein, shall be conclusive and binding upon the Bondowners, the Issuer, the Borrower, the Tender Agent, the Remarketing Agent, the Credit Enhancer and the Trustee. Upon request, the Remarketing Agent shall give the Issuer, the Trustee, the Credit Enhancer, the Borrower, the Tender Agent or any Bondowner Immediate Notice of the interest rate on the Bonds at any time.

      (c) Weekly Mode. The interest rate for Bonds in a Weekly Mode shall be determined in the following manner. On each Rate Determination Date, the Remarketing Agent shall determine the interest rate which such Bonds shall bear during the Rate Period following such Rate Determination Date. The interest rate so determined shall be effective on the Rate Adjustment Date. Promptly after each Rate Determination Date, the Remarketing Agent shall give written notice of the interest rate so set to the Trustee, the Credit Enhancer and the Borrower. On each Interest Payment Date the Trustee shall mail to each Bondowner a written statement showing the interest rates for such Bonds during the preceding Interest Period.

      (d) Monthly Mode. The interest rate for any Bonds in a Monthly Mode shall be determined in the following manner. On each Rate Determination Date, the Remarketing Agent shall determine the interest rate which such Bonds shall bear during the Rate Period following such Rate Determination Date. The interest rate so determined shall be effective on the Rate Adjustment Date. Promptly after each Rate Determination Date, the Remarketing Agent shall give written notice of the interest rate so set to the Borrower, the Credit Enhancer and the Trustee. On each Interest Payment Date the Trustee shall mail to each Bondowner a written statement showing the interest rates for such Bonds during the preceding Interest Period.

      (e) Semiannual Mode. Annual Mode or Multiyear Mode. The interest rate for Bonds in a Semiannual Mode, an Annual Mode or a Multiyear Mode shall be determined in the following manner. Not less than 30 days nor more than 35 days before each Rate Adjustment Date, the Remarketing Agent shall determine the interest rate (the "Preliminary Rate") which the Bonds would bear if such day were a Rate Determination Date. The Remarketing Agent shall give Immediate Notice of the Preliminary Rate to the Borrower, the Credit Enhancer and the Trustee. The Trustee shall thereupon mail, not less than 25 days prior to the Rate Adjustment Date, to each Bondowner a Rate Adjustment Notice in substantially the form attached hereto as Exhibit E. On the Rate Determination Date the Remarketing Agent shall determine the interest rate which each of such Bonds shall bear for each such Rate Period, which rate may be less than, equal to or greater than the Preliminary Rate. By Immediate Notice on such Rate Determination Date the Remarketing Agent shall give written notice of the interest rate so set to the Borrower, the Credit Enhancer, the Tender Agent and the Trustee, and the Trustee shall mail to all Bondowners written notice of the interest rate so determined.

      (f) Alternative Rate Calculation. If for any reason the interest rate for the Bonds is not or cannot be established as provided in the preceding paragraphs, or is held invalid or unenforceable by a court of law, all Bonds shall immediately convert to a Weekly Mode, anything in this Indenture to the contrary notwithstanding, and the interest rate shall be a rate equal to the lesser of (i) 85% of the 90-day U.S. Treasury Bill rate, determined on the basis of the average per annum rate at which 90-day U.S. Treasury Bills have been sold on a bond-equivalent basis at the most recent U.S. Treasury auction preceding the Rate Determination Date, or (ii) the Maximum Rate.

      Pledged Bonds. Notwithstanding the above provisions of this Section 203 the Pledged Bonds shall bear interest at the Pledged Bond Rate during the period that such Bonds are Pledged Bonds. The Credit Enhancer shall use its best efforts to notify the Trustee on the Business Day preceding each Interest Payment Date in respect of such a period of the Pledged Bond Rate in effect from time to time during such period. The Credit Facility shall not be drawn on to pay any Pledged Bond.

      Section 204. Changes in Interest Modes.

      (a) The Bonds shall initially be in a Weekly Mode. The Interest Mode for the Bonds may be changed from time to time at the option of the Borrower, with the prior written consent of the Credit Enhancer exercised as provided in this Section to another Interest Mode selected by the Borrower, on an Interest Payment Date on which the Bonds are subject to redemption pursuant to Section 401 hereof at a redemption price equal to the principal amount thereof, plus accrued interest, without premium. The Borrower may exercise such option at any time by giving written notice not more than 60 nor less than 45 days prior to the Interest Mode Adjustment Date, to the Issuer, the Trustee, the Tender Agent, the Remarketing Agent and the Credit Enhancer stating its election to convert the Interest Mode for the Bonds to another Interest Mode, which notice shall specify the new Interest Mode and the Interest Mode Adjustment Date. Such Interest Mode Adjustment Date shall be a Rate Adjustment Date for the Bonds in such new Interest Mode. Upon the exercise of such option by the Borrower and upon the Trustee's receipt of the prior written consent of the Credit Enhancer to the exercise of such option, the Trustee shall mail, not less than thirty
(30) days prior to the Interest Mode Adjustment Date, an Interest Mode Adjustment Notice to each Owner of Bonds, and, in the event of a conversion to a Weekly Mode or a Monthly Mode from any other Interest Mode, a Notice of Election to Tender/Retain Bonds in substantially the form attached hereto as Exhibit D.

      (b) No change in the Interest Mode shall occur unless (i) the Trustee shall have received, prior to sending the Interest Mode Adjustment Notice, an Opinion of Bond Counsel stating that the change in the Interest Mode is authorized and permitted by this Indenture and the Act and will not adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes and such Opinion of Bond Counsel is confirmed as of the Interest Mode Adjustment Date, and (ii) the Credit Enhancer shall have given its prior written consent to the change in the Interest Mode and shall have fully and timely made any payment due under the Credit Facility made in connection with the related Interest Mode Adjustment Date pursuant to Section 508 hereof. Further, no change from a Weekly Mode to any other Interest Mode may occur unless a corresponding change in Interest Mode with respect to the Series 1994B Bonds is made on the same date.

      Section 205. Execution, Authentication and Delivery of Bonds.

      (a) The Bonds shall be executed on behalf of the Issuer by the manual or facsimile signature of the chairman of the Board of Directors of the Issuer and attested by the manual or facsimile signature of its Executive Director, Secretary or Assistant Secretary, and shall have the corporate seal of the Issuer affixed thereto or imprinted thereon. In case any officer whose signature or facsimile thereof appears on any Bonds shall cease to be such officer before the delivery of such Bonds, such signature or facsimile thereof shall nevertheless be valid and sufficient for all purposes, the same as if such person had remained in office until delivery. Any Bond may be signed by such persons who at the actual time of the execution of such Bond shall be the proper officers to sign such Bond although at the date of such Bond such persons may not have been such officers.

      (b) The Bonds shall have endorsed thereon a Certificate of Authentication substantially in the form set forth in Exhibit A hereto, which shall be manually executed by the Trustee. No Bond shall be entitled to any security or benefit under this Indenture or shall be valid or obligatory for any purpose unless and until such Certificate of Authentication shall have been duly executed by the Trustee. Such executed Certificate of Authentication upon any Bond shall be conclusive evidence that such Bond has been duly authenticated and delivered under this Indenture. The Certificate of Authentication on any Bond shall be deemed to have been duly executed if signed by any authorized officer or employee of the Trustee, but it shall not be necessary that the same officer or employee sign the Certificate of Authentication on all of the Bonds that may be issued hereunder at any one time.

      (c) Prior to or simultaneously with the authentication and delivery of the Bonds by the Trustee there shall be filed with the Trustee the following:

            (1) A copy of the Resolution, certified by the Executive Director of the Issuer.

            (2) An original executed counterpart of this Indenture, the Agreement and the Credit Facility.

            (3) An Opinion of Bond Counsel, dated the date of initial delivery of the Bonds, to the effect that the Bonds are valid and binding special limited obligations of the Issuer and that interest on the Bonds is excludable from gross income pursuant to the Code and is exempt from income taxation in the State of South Carolina.

            (4) A request and authorization to the Trustee on behalf of the Issuer, executed by an Authorized Issuer Representative, to authenticate the Bonds and deliver said Bonds to the purchasers therein identified upon payment to the Trustee, for the account of the Issuer, of the purchase price thereof. The Trustee shall be entitled to rely conclusively upon such request and authorization as to the names of the purchasers and the amount of such purchase price.

            (5) Evidence satisfactory to the Issuer, the Credit Enhancer and the Trustee that the Bonds have been purchased by "qualified institutional buyers" as defined in Rule 144A of the 1933 Act.

            (6) Such other certificates, statements, receipts, documents and Opinions of Counsel as the Trustee shall reasonably require for the delivery of the Bonds.

      (d) When the documents mentioned in paragraph (c) of this Section shall have been filed with the Trustee, and when the Bonds shall have been executed and authenticated as required by this Indenture, the Trustee shall deliver the Bonds to or upon the order of the purchasers thereof, but only upon payment to the Trustee of the purchase price of the Bonds. The proceeds of the sale of the Bonds, including premium thereon, if any, shall be immediately paid over to the Trustee, and the Trustee shall deposit and apply such proceeds as set forth in
Section 502 hereof.

      Section 206. Registration, Transfer and Exchange of Bonds.

      (a) The Trustee is hereby appointed Bond Registrar and as such shall keep the Bond Register at its principal corporate trust office. No later than the second Business Day following each Record Date, the Trustee shall send a copy of the Bond Register to the Tender Agent by first-class mail.

      (b) Any Bond may be transferred only upon the Bond Register upon surrender thereof to the Trustee duly endorsed for transfer or accompanied by an assignment duly executed by the registered Owner or such Owner's attorney or legal representative in such form as shall be satisfactory to the Trustee. Subject to Section 210 hereof, upon any such transfer, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange for such Bond a new Bond or Bonds, registered in the name of the transferee, of any Authorized Denomination.

      (c) Any Bonds, upon surrender thereof at the principal corporate trust office of the Trustee, together with an assignment duly executed by the Owner or such Owner's attorney or legal representative in such form as shall be satisfactory to the Trustee, may, at the option of the Owner thereof, be exchanged for an equal aggregate principal amount of the Bonds, of any Authorized Denomination.

      (d) In all cases in which Bonds shall be exchanged or transferred hereunder, the Issuer shall execute and the Trustee shall authenticate and deliver at the earliest practicable time Bonds in accordance with the provisions of this Indenture. All Bonds surrendered in any such exchange or transfer shall forthwith be cancelled by the Trustee.

      (e) The Issuer or the Trustee may make a charge against each Bondowner requesting a transfer or exchange of Bonds for every such transfer or exchange of Bonds sufficient to reimburse it for any tax or other governmental charge required to be paid with respect to such transfer or exchange, the cost of printing, if any, each new Bond issued upon any transfer or exchange and the reasonable expenses of the Issuer and the Trustee in connection therewith, and such charge shall be paid before any such new Bond shall be delivered.

      (f) At reasonable times and under reasonable regulations established by the Trustee, the Bond Register may be inspected and copied by the Borrower, the Issuer, the Credit Enhancer or the Owners (or a designated representative thereof) of 10% or more in aggregate principal amount of Bonds then Outstanding, such ownership and the authority of any such designated representative to be evidenced to the satisfaction of the Trustee.

      (g) The person in whose name any Bond shall be registered on the Bond Register shall be deemed and regarded as the absolute Owner of such Bond for all purposes, and payment of or on account of the principal of and redemption premium, if any, and interest on any such Bond shall be made only to or upon the order of the registered Owner thereof or such Owner's attorney or legal representative (except that any such payments on Pledged Bonds shall be made to the Credit Enhancer). All such payments shall be valid and effectual to satisfy and discharge the liability upon such Bond, including the interest thereon, to the extent of the sum or sums so paid.

      Section 207. Temporary Bonds.

      (a) Until definitive Bonds are ready for delivery, the Issuer may execute and, upon request of the Issuer, the Trustee shall authenticate and deliver in lieu of definitive Bonds, but subject to the same limitations and conditions as definitive Bonds, temporary printed, engraved, lithographed or typewritten Bonds.

      (b) If temporary Bonds shall be issued, the Issuer shall cause the definitive Bonds to be prepared and to be executed and delivered to the Trustee, and the Trustee, upon presentation to it at its principal corporate trust office of any temporary Bond shall cancel the same and authenticate and deliver in exchange therefor, without charge to the Owner thereof, a definitive Bond or Bonds in the same aggregate amount as the temporary Bond surrendered in Authorized Denominations. Until so exchanged the temporary Bonds shall in all respects be entitled to the same benefit and security of this Indenture as the definitive Bonds to be issued and authenticated hereunder.

      Section 208. Mutilated, Lost, Stolen, Destroyed or Undelivered Bonds. In the event any Bond shall become mutilated, or be lost, stolen or destroyed, the Issuer shall execute and the Trustee shall authenticate and deliver a new Bond of like date and tenor as the Bond mutilated, lost, stolen or destroyed; provided that, in the case of any mutilated Bond, such mutilated Bond shall first be surrendered to the Trustee, and in the case of any lost, stolen or destroyed Bond, there shall be first furnished to the Issuer and the Trustee evidence of such loss, theft or destruction satisfactory to the Issuer and the Trustee, together with indemnity satisfactory to them, the Borrower and the Credit Enhancer. In the event any such Bond shall have matured or been called for redemption, instead of issuing a substitute Bond the Issuer may pay or authorize the payment of the same without surrender thereof. Upon the issuance of any substitute Bond, the Issuer and the Trustee may require the payment of an amount by the Bondowner sufficient to reimburse the Issuer and the Trustee for any tax or other governmental charge that may be imposed in relation thereto and any other reasonable fees and expenses incurred in connection therewith.

      In the event that there are Undelivered Bonds, the Trustee shall authenticate and deliver, with such delivery to occur at the Principal Office of the Trustee to the new Owner or Owners thereof a new Bond or Bonds of like amount in Authorized Denominations registered in the name of the new Owner or Owners thereof. It shall be the duty of the Trustee to hold the moneys received from the remarketing of a replacement Bond issued in place of an Undelivered Bond, without liability for interest thereon, for the benefit of the former Bondowner, who shall thereafter be restricted exclusively to such moneys for any claim of whatever nature under this Indenture or with respect to the Undelivered Bond and so long as the moneys held by the Trustee equal the full amount due on such Bond on the tender date, whether from such remarketing or payment on the Credit Facility, such Bond shall thereafter no longer be secured by this Indenture or the Credit Facility (except for such moneys so held). Such moneys shall be held by the Trustee in the Purchase Fund, along with any other monies deposited in such Fund pursuant to said Section, and no moneys held in the Purchase Fund shall be invested.

      Section 209. Cancellation and Destruction of Bonds Upon Payment. All Bonds which have been paid or redeemed or which the Trustee has purchased or which have otherwise been surrendered to the Trustee under this Indenture, either at or before maturity, shall be cancelled and destroyed by the Trustee immediately upon the payment, redemption or purchase of such Bonds and the surrender thereof to the Trustee. The Trustee shall execute a certificate in triplicate describing the Bonds so cancelled and destroyed, and shall file executed counterparts of such certificate with the Issuer, the Borrower and the Credit Enhancer. Bonds at any time held by the Issuer shall be surrendered to the Trustee for cancellation in accordance with the provisions of this Section.

      Section 210. Limitation on Transfer and Exchange. The Bonds have not been registered or qualified under the 1933 Act or the securities laws of any state. Notwithstanding Section 206 hereof, so long as the Credit Facility secures the Bonds, no transfer of any Bond shall be made unless such transfer is made in a transaction which does not require registration or qualification under the 1933 Act or under any applicable state securities laws. The Trustee shall not register any transfer or exchange of a Bond unless (i) such Bondholder's prospective transferee delivers to the Trustee an investment letter substantially in the form set forth as Exhibit H to this Indenture; or (ii) an opinion of counsel in form and substance reasonably satisfactory to the Trustee and the Credit Enhancer that such transfer or exchange is made in accordance with an applicable exemption from the 1933 Act and applicable state securities laws and such opinion is addressed to and delivered to the Trustee, the Borrower and the Credit Enhancer; or (iii) such transferee is an Eligible Transferee (as defined below) and the Remarketing Agent has delivered a certificate stating that such transfer complies with the exemption from registration provided by Rule 144A under the 1933 Act and any applicable state securities laws. As used in this Section, an "Eligible Transferee" is an entity that appears on a list provided by the Remarketing Agent and which has delivered an investment letter to the Trustee substantially in the form set forth as Exhibit H to this Indenture, provided, however, that such list and investment letter are dated as of a date within the preceding twelve months. Any such holder desiring to effect such transfer shall, and does hereby, agree to indemnify the Trustee, the Borrower and the Credit Enhancer against any liability, cost or expense (including attorneys' fees) that may result if the transfer is not so exempt, or is not made in accordance with such federal and state laws. The provisions of this paragraph shall not be applicable in the event that the Issuer, the Trustee, the Borrower and the Credit Enhancer shall have received an opinion of counsel in form and substance satisfactory to the Issuer, the Trustee and the Credit Enhancer that the Bonds and the Credit Facility are exempt from registration under the 1933 Act and any applicable state securities laws.


                               [End of Article II]

                                   ARTICLE III

                          TENDER AND PURCHASE OF BONDS

      Section 301. Optional Tender of Bonds During Weekly Mode or Monthly Mode.

      (a) General. While the Bonds are in a Weekly Mode or Monthly Mode, the Owner of any Bond shall have the right to have such Bond purchased in whole or in part (which portion shall be in a principal amount equal to an Authorized Denomination) on the dates specified in paragraph (b) below at the Tender Price. An Owner's exercise of the option to have such Bond purchased is irrevocable and binding on such Owner and cannot be withdrawn. If any Owner of Bonds shall fail to deliver the Bonds described in such Owner's Notice of Election to Tender Bonds in accordance with this Section 301 such Bonds shall constitute Undelivered Bonds. Replacement Bonds shall be executed, authenticated and delivered in the place of such Undelivered Bonds as provided in Section 208 hereof and such replacement Bonds may be offered and sold by the Remarketing Agent in accordance with this Indenture and the Remarketing Agreement.

      (b) Notice of Tender by Bondowners. Any Bond, or portion thereof, shall be purchased on the Tender Date by the Tender Agent on the demand of the Owner thereof, at the Tender Price, upon delivery to the Tender Agent on a Business Day at its Principal Office of an irrevocable written notice in the form of the Notice of Election to Tender Bonds which states (A) the principal amount and number of such Bond (and the portion of such Bond to be purchased if less than the full principal amount is to be purchased), the name and the address of such Owner and the taxpayer identification number, if any, of such Owner and (B) that such Bond, or portion thereof, is to be purchased on a day (which shall be the Tender Date), which day will be a Business Day which is at least seven (7) calendar days after the receipt by the Tender Agent of such Notice of Election to Tender Bonds. Such Notice of Election to Tender Bonds shall be deemed received on a Business Day if received by the Tender Agent no later than 3:00 p.m., New York Time, on such Business Day. Any Notice of Election to Tender Bonds received by the Tender Agent after 3:00 p.m., New York Time, shall be deemed received on the next succeeding Business Day.

      Any Owner of Bonds who has demanded purchase of its Bond, or portion thereof, as described in this Section 301 shall deliver such Bond (with an appropriate transfer of registration form executed in blank, together with a signature guaranty) (together with, in the case of any Bond with a specified Tender Date prior to an Interest Payment Date and after the related Record Date, a due-bill check in form satisfactory to the Tender Agent for interest due on such Bond on such Interest Payment Date) to the Tender Agent at its Principal Office prior to 10:30 A.M., New York Time, on the Tender Date specified in the aforesaid written notice.

      (c) Failure to Give Notice. Failure by the Tender Agent to redeliver a Notice of Election to Tender Bonds or a Tendered Bond as provided in Section 303 hereof shall not extend the period for making elections, in any way change the rights of the Owners of Bonds to elect to have their Bonds purchased pursuant to this Section or in any way change the conditions which must be satisfied in order for such election to be effective or for payment of the purchase price to be made after an effective election.

      Section 302. Mandatory Tender of Bonds.

      (a) On Termination Date or Interest Mode Adjustment Date. All Bonds are required to be tendered to the Tender Agent for purchase on the Termination Date or an Interest Mode Adjustment Date; provided, however, that there shall not be so tendered on the Termination Date or the Interest Mode Adjustment Date, as applicable, any Bonds, or portion thereof, which will be in Authorized Denominations with respect to which the Owners thereof have delivered to the Tender Agent by hand or by mail at its Principal Office a properly completed Notice of Election to Retain Bonds, together with a signature guaranty, on or prior to the fifth Business Day next preceding the Termination Date or the Interest Mode Adjustment Date, as applicable, subject to the provisions of
Section 204(b) hereof (with respect to the Interest Mode Adjustment Date) and
Section 302(f) hereof (with respect to the Termination Date). Any Bondowner required to tender Bonds under this subsection (a) shall tender its Bonds to the Tender Agent for purchase at its Principal Office prior to 10:30 A.M., New York Time, on the Termination Date or the Interest Mode Adjustment Date, as applicable. The failure to tender Bonds on any such date is the equivalent of a tender, and such Bonds shall be converted to Undelivered Bonds and replacement Bonds shall be executed, authenticated and delivered in the place of such Undelivered Bonds as provided in Section 208 hereof and such replacement Bonds may be offered and sold by the Remarketing Agent in accordance with this Indenture and the Remarketing Agreement, subject to the provisions of Section 204(b) and Section 302(f) hereof, as applicable.

      (b) On Alternate Credit Facility Date. While the Bonds are in an Interest Mode other than a Multiyear Mode, all Bonds are required to be tendered to the Tender Agent for purchase on an Alternate Credit Facility Date; provided, however, that there shall not be so tendered on the Alternate Credit Facility Date any Bonds or portion thereof which will be in Authorized Denominations with respect to which the Owners thereof have delivered to the Tender Agent by hand or by mail at its Principal Office a properly completed Notice of Election to Retain Bonds, together with a signature guaranty, on or prior to the fifth Business Day next preceding the Alternate Credit Facility Date. Any Bondowner required to tender Bonds under this subsection (b) shall tender its Bonds to the Tender Agent for purchase at its Principal Office prior to 10:30 A.M., New York Time, on the Alternate Credit Facility Date. The failure to tender Bonds on any such date is the equivalent of a tender and such Bonds shall be converted to Undelivered Bonds and replacement Bonds shall be executed, authenticated and delivered in the place of such Undelivered Bonds as provided in Section 208 hereof and such Replacement Bonds may be offered and sold by the Remarketing Agent in accordance with this Indenture and the Remarketing Agreement.

      (c) On Rate Adjustment Date During Semiannual Mode. Annual Mode and Multiyear Mode. While the Bonds are in a Semiannual Mode, Annual Mode or Multiyear Mode, all Bonds are required to be tendered to the Tender Agent for purchase on each Rate Adjustment Date; provided, however, that there shall not be so tendered on any Rate Adjustment Date any Bonds or portion thereof which will be in Authorized Denominations with respect to which the Owners thereof have delivered to the Tender Agent by hand or by mail at its Principal Office a properly completed Notice of Election to Retain Bonds, together with a signature guaranty, on or prior to the fifth Business Day next preceding such Rate Adjustment Date. Any Bondowner required to tender Bonds under this subsection
(c) shall tender Bonds to the Tender Agent for purchase at its Principal Office prior to 10:30 A.M., New York Time, on the Rate Adjustment Date. The failure to tender its Bonds on any such date is the equivalent of a tender and such Bonds shall be converted to Undelivered Bonds and Replacement Bonds shall be executed, authenticated and delivered in the place of such Undelivered Bonds as provided in Section 208 hereof and such Replacement Bonds may be offered and sold by the Remarketing Agent in accordance with this Indenture and the Remarketing Agreement.

      (d) Mandatory Tender in Lieu of Acceleration on Default. Additionally, all Bonds shall be subject to mandatory tender for purchase on the Mandatory Purchase Date from the Bondowners by the Trustee for the account of the Credit Enhancer, as set forth in Section 802(b) hereof in lieu of acceleration of the Bonds as set forth in Section 802(a) hereof, and mandatory redemption of Bonds as set forth in Section 402(c) and upon the occurrence of an Event of Default under Section 801(e) hereof. Upon receipt of notice from the Credit Enhancer directing the Trustee to purchase the Bonds and the establishment by the Trustee of the Mandatory Purchase Date, which shall be a Business Day which is at least three (3) and no more than ten (10) calendar days after the receipt by the Trustee of such notice, the Trustee shall immediately request a payment under the Credit Facility pursuant to Section 508 hereof in the amount required by
Section 802(b) to be received no later than 3:00 o'clock P.M., New York Time, on the Mandatory Purchase Date, and shall also send notice to the Bondowners of the mandatory purchase. On the Mandatory Purchase Date, the Tender Agent shall pay to the Bondowners the purchase price for the Bonds, which shall be an amount equal to 100% of the principal amount of any Bond tendered or deemed tendered plus accrued and unpaid interest thereon to the Mandatory Purchase Date. Any Bondowner required to tender Bonds under this subsection (d) shall tender its Bonds to the Tender Agent for purchase at its Principal Office prior to 10:30 o'clock A.M., New York Time, on the Mandatory Purchase Date. The failure to tender Bonds on any such date is the equivalent of a tender and such Bonds shall be converted to Undelivered Bonds and replacement Bonds shall be executed, authenticated and delivered in the place of such Undelivered Bonds as provided in Section 208 hereof.

      (e) Notice of Mandatory Tender. The Trustee shall give notice to Bondowners of the mandatory tender for purchase of Bonds (i) on an Interest Mode Adjustment Date in accordance with Section 204 hereof, (ii) on an Alternate Credit Facility Date in accordance with Section 706 hereof, (iii) if the Bonds are in a Multiyear Mode, Annual Mode or Semiannual Mode, on a Rate Adjustment Date in accordance with Section 203(e) hereof, (iv) on the Termination Date not less than 25 or more than 60 calendar days prior to such Termination Date and
(v) on the Mandatory Purchase Date in accordance with Section 302(d) hereof.

      (f) Failure to Give Notice. Failure by the Trustee to give any notice as provided in paragraph (e) of this Section, any defect therein or any failure by any Bondowner to receive any such notice shall not in any way change such Owner's obligation to tender the Bonds for purchase on any mandatory Tender Date.

      (g) No Remarketing. No Bond purchased on the Termination Date pursuant to
Section 302(a) shall be remarketed on any date on or prior to the delivery of an Alternate Credit Facility. All Bonds transferred hereunder shall be in compliance with the provisions of Section 210 hereof.

      Section 303. Irrevocability of Elections: Return of Improperly Completed Documents. The Tender Agent, to whom a Notice of Election to Tender Bonds or a Notice of Election to Retain Bonds has been delivered, shall determine whether such Notice has been properly completed and such determination shall be binding on the Owner of such Bond. Any election by a Bondowner to exercise the option to have its Bond or Bonds purchased, or any election by a Bondowner to retain its Bond or Bonds upon any mandatory Tender Date, shall be irrevocable upon delivery to the Tender Agent of the Notice of Election to Tender Bonds (together with, if required at the time of delivery of such notice, the Tendered Bonds) or of the Notice of Election to Retain Bonds, as the case may be. The Tender Agent shall promptly return any incomplete or improperly completed Notice of Election to Tender Bonds (together with, if required, the Tendered Bonds) or Notice of Election to Retain Bonds to the Person or Persons submitting such documents.

      Section 304. Notice of Principal Amount of Bonds Tendered. Promptly upon its receipt of any Notice of Election to Tender Bonds pursuant to Section 301 hereof, the Tender Agent shall (i) verify the information contained in such Notice against the Bondholder list provided to the Tender Agent by the Trustee, which list shall be delivered by the Trustee to the Tender Agent no later than the second Business Day prior to each Tender Date, (ii) verify that both the Tendered Bonds and the Bonds retained by the Owner are in Authorized Denominations, and (iii) give Immediate Notice to the Trustee, the Remarketing Agent, the Credit Enhancer and the Borrower of its receipt of such Notice and specifying the total principal amount of Bonds to be tendered for purchase on the applicable Tender Date. Promptly after the requisite time by which Notices of Election to Retain Bonds are required to be delivered pursuant to Section 302 hereof, the Tender Agent shall give Immediate Notice to the Trustee, the Remarketing Agent, the Credit Enhancer and the Borrower of its receipt of such Notices and specifying the total principal amount of Bonds required to be tendered for purchase on the applicable Tender Date and the aggregate Tender Price therefor. The written portion of such Immediate Notice given by the Tender Agent shall include copies of such Notices of Election to Tender Bonds or Notices of Election to Retain Bonds.

      Section 305. Remarketing of Tendered Bonds. Pursuant to the terms hereof and of the Remarketing Agreement, and upon receipt of notice from the Tender Agent, specifying the principal amount of Tendered Bonds, as provided in Section 304 hereof, the Remarketing Agent shall exercise its best efforts to sell all of such Tendered Bonds as provided in the Remarketing Agreement subject to the provision of Section 210 hereof; provided, however, that the Remarketing Agent shall not remarket any Bonds at a price below par plus accrued interest thereon. The Remarketing Agent shall transfer, by wire transfer in immediately available funds, an amount equal to the proceeds derived from such sale of Tendered Bonds to the Tender Agent at or before 10:00 A.M., New York Time, on the Tender Date. The Tender Agent shall immediately notify the Trustee in writing of any amount received by the Tender Agent from the Remarketing Agent The Trustee shall transfer from the Purchase Fund from the proceeds received from the Credit Facility, by wire transfer in immediately available funds to the Tender Agent at or before 4:00 P.M., New York Time, on the Tender Date, any additional-amount needed by the Tender Agent to pay the full Tender Price on the Tender Date. The Trustee shall, on the Tender Date, remit to the Credit Enhancer the remainder of the funds in the Purchase Fund (other than any funds being held for the benefit of former Owners of Undelivered Bonds) which were not transferred to the Tender Agent on such Tender Date including all investment earnings thereon as soon thereafter as available. The Tender Agent shall, on the Tender Date, remit to the Credit Enhancer the amount (if any) by which the sum of the amounts transferred to the Tender Agent by the Remarketing Agent and the amounts transferred to the Tender Agent by the Trustee exceed the Tender Price of the Tendered Bonds to the extent such funds are owed to the Credit Enhancer; and if no funds are owed to the Credit Enhancer, such amount shall be remitted to the Borrower.

      Section 306. Notice of Principal Amount of Bonds Remarketed.

      (a) Prior to 10:00 A.M., New York Time, on the second Business Day immediately preceding the Tender Date, or such later time as shall be agreed to by the Tender Agent and the Credit Enhancer, the Remarketing Agent shall give Immediate Notice to the Trustee, the Tender Agent, the Credit Enhancer and the Borrower specifying the new interest rate, if any, to become effective as of such Tender Date (if such Tender Date is a Rate Adjustment Date) and the aggregate principal amount of Tendered Bonds which (i) have been remarketed other than to the Issuer, the Borrower or any Affiliated Party of the Borrower and the Tender Price therefor, (ii) have not been remarketed and the Tender Price therefor, (iii) have been remarketed to the Issuer, the Borrower or any Affiliated Party of the Borrower, and (iv) the amount of money, if any, to be paid over to the Tender Agent by the Remarketing Agent on the Tender Date, which amount shall be equal to the proceeds of the sale of the Tendered Bonds so remarketed (other than the remarketing of Tendered Bonds to the Issuer, the Borrower or any Affiliated Party of the Borrower). Proceeds of the sale of Tendered Bonds to the Issuer, the Borrower or any Affiliated Party of the Borrower shall be deposited and applied in accordance with Section 505(d) hereof. Concurrently with the notice described in the second preceding sentence, the Remarketing Agent shall also give the Trustee (with a copy to the Tender Agent) instructions as to the registration and delivery, with such delivery to occur at the Principal Office of the Tender Agent, to the Remarketing Agent of any Tendered Bonds for whose purchase the Remarketing Agent will make a deposit of funds with the Tender Agent on the Tender Date.

      (b) Prior to 10:00 a.m., New York Time on the Business Day immediately preceding the Tender Date, the Tender Agent shall give Immediate Notice to the Trustee, the Borrower and the Credit Enhancer specifying the amount of proceeds from the remarketing of tendered Bonds on deposit with the Tender Agent. The Trustee shall make a demand for payment on the Credit Facility in accordance with Section 508(b) hereof in an amount equal to the Tender Price of all Tendered Bonds less the proceeds of the remarketing of Tendered Bonds then on deposit with the Tender Agent. The Trustee shall cause the proceeds of the payment under the Credit Facility to be delivered to the Tender Agent for purchase of Tendered Bonds as described in Section 307 hereof.

      Section 307. Purchase of Tendered Bonds.

      (a) Tendered Bonds shall be purchased from the Owners thereof on the Tender Date at the Tender Price which shall be payable solely from the following sources in the order of priority listed:

            (1) Remarketing Proceeds;

            (2) proceeds of a payment under the Credit Facility to purchase such Tendered Bonds;

            (3) Available Moneys from any other source; and

            (4) moneys from any other source.

      (b) On each Tender Date, all Bonds purchased out of Remarketing Proceeds shall be delivered and registered as directed by the Remarketing Agent pursuant to Section 306(a) hereof.

      (c) The Tender Agent shall pay the Tender Price for each Tendered Bond prior to the Tender Agent's close of business on the Tender Date only after receipt of such Bond, properly endorsed in blank, together with a signature guaranty (together with, in the case of any Bond with a specified Tender Date prior to an Interest Payment Date and after the related Record Date, a due-bill check in form satisfactory to the Tender Agent for interest due on such Bond on such Interest Payment Date). Payment of the Tender Price of any Bond tendered for purchase shall be made: (1) by check or draft mailed to the Owner thereof at the Owner's address as it appears on the Bond Register or at such other address as is furnished to the Tender Agent in writing by such Owner; or (2) in the case of the purchase from an Owner of $1,000,000 or more in aggregate principal amount of Bonds, by wire transfer to such Owner upon written notice from such Owner containing the wire transfer address (which shall be in the continental United States) to which such Owner wishes to have such wire directed which written notice accompanies such Owner's Notice of Election to Tender Bonds.

      (d) The Trustee shall take the following actions with respect to Tendered
Bonds: (1) with respect to Bonds which have been remarketed and for which the Tender Agent has received payment, on the written advice of the Remarketing Agent, authenticate said Bonds in the names of the purchasers thereof and in the appropriate denominations, and deliver said Bonds to the Remarketing Agent upon the Tender Agents receipt of payment therefor; (2) with respect to Tendered Bonds which have not been remarketed and which are to be purchased by the Borrower and pledged to the Credit Enhancer pursuant to the Bond Pledge Agreement, register said Bonds as owned by the Borrower and pledged to the Credit Enhancer and hold such Bonds as agent and bailee for the Credit Enhancer in accordance with the terms of the Bond Pledge Agreement; and (3) with respect to all Bonds which have been physically tendered, cancel such certificates. Tendered Bonds which have been purchased by the Trustee on behalf of the Borrower shall be registered in the name of the Borrower subject to the security interest of the Credit Enhancer, and held on behalf of the Credit Enhancer.

      (e) Notwithstanding anything in this Indenture to the contrary, the Tender Agent shall pay the Tender Price with respect to an Undelivered Bond only upon the actual receipt of such Bond, and such Tender Price shall be equal to the par amount of such Bond plus accrued interest to the Tender Date. An Undelivered Bond shall not be considered Outstanding pursuant to this Indenture and shall not be secured by the Credit Facility.

      Section 308. Remarketing of Pledged Bonds. When a purchaser for Pledged Bonds is found, the Remarketing Agent will (a) give Immediate Notice prior to 10:00 A.M., New York Time, on the second Business Day next preceding the Placement Date, or such earlier or later time as shall be agreed to by the Credit Enhancer, the Trustee and the Borrower, to the Credit Enhancer, the Borrower and the Trustee specifying the principal amount of Pledged Bonds to be purchased, the purchase price thereof and the Placement Date on which such purchase is to occur and (b) instruct the purchasers thereof to deliver an amount (in immediately available funds) equal to the purchase price of such Pledged Bonds to the Trustee by 10:30 A.M., New York Time, on the Placement Date for the same day transfer to the Credit Enhancer. No Pledged Bonds shall be released to new Owners unless the Trustee and the Tender Agent have received written notice from the Credit

Enhancer that the Credit Facility has been reinstated by an amount equal to the principal of and interest portion of such Pledged Bonds and that the Credit Enhancer has been reimbursed for the amount of the draw to purchase such Pledged Bonds. The Pledged Bonds shall be purchased, subject to the provisions of
Section 210 hereof, from the Borrower on the Placement Date at a purchase price equal to the principal amount thereof. In addition, until the purchase price therefor is received by the Credit Enhancer, Bonds shall not be delivered to the purchaser of Pledged Bonds and such Pledged Bonds to be so purchased shall remain Pledged Bonds.

      Section 309. Purchase Fund.

      (a) The Purchase Fund has not been pledged or assigned under this Indenture and is not subject to the lien created by this Indenture. Upon receipt by the Tender Agent of the proceeds of a remarketing of Tendered Bonds (other than Bonds remarketed to the Issuer, the Borrower or an Affiliated Party of the Borrower, which will be placed in a separate trust account in the Purchase
Fund), the Tender Agent shall deposit such funds in a segregated escrow account maintained by the Tender Agent and designated "Undelivered Bond Account" which funds shall not be invested, and the Tender Agent shall not be liable to the Issuer or the Borrower for any interest thereon, and any moneys shall be held and applied as provided herein. The Trustee shall deposit moneys received from the Credit Enhancer pursuant to a payment on the Credit Facility in accordance with Section 508(b)(4) or (5) hereof in the Purchase Fund for application to the Tender Price of the Tendered Bonds. Upon receipt by the Trustee of the proceeds of the placement of Pledged Bonds on a Placement Date, the Trustee shall deposit such moneys in the Purchase Fund for payment to the Credit Enhancer to the extent such Pledged Bonds were purchased out of funds provided by the Credit Facility and not reimbursed to the Credit Enhancer by the Borrower and, thereafter, to the Borrower. Moneys from the remarketing of Tendered Bonds to the Issuer, the Borrower or an Affiliated Party of the Borrower, shall be applied solely to the purchase price of Pledged Bonds.

      (b) On any Tender Date or Placement Date, the Trustee shall transfer on the Bond Register ownership of all of the Tendered Bonds to the names of the respective purchasers thereof. From and after such date, the principal of, redemption premium, if any, and interest on such Bonds shall be payable solely to such purchasers, their transferees or the successors thereto. The Owners of Tendered Bonds immediately prior to a Tender Date with respect to which a Notice of Election to Tender Bonds has been given pursuant to Section 301 hereof or a Notice of Election to Retain Bonds has not been given pursuant to Section 302 hereof shall be entitled solely to payment of the Tender Price for such Bonds upon delivery thereof to the Tender Agent as herein provided and shall not be entitled to the payment of any principal, redemption premium, if any, or interest thereon thereafter.

      Section 310. No Sales After Certain Defaults. Notwithstanding any provision of this Indenture to the contrary, there shall be no sales of Bonds pursuant to this Article III if there shall have occurred and be continuing an Event of Default described in Section 801 (a), (b), (c), (e) or (g) (except, with respect to paragraph (g), a default under Section 801(d) or (f) of the Series 1994B Indenture) hereof The Trustee shall give Immediate Notice to the Paying Agent, the Remarketing Agent, the Tender Agent, the Credit Enhancer, the Borrower and the Bondowners of (i) the occurrence and continuation of any of the events set forth in the preceding sentence and that such event results in no purchase or sales of Bonds being permitted pursuant to this Article III and (ii) the curing of any of such events and that in consequence purchases and sales are again permitted pursuant to this Article III.

      Section 311. Remarketing Agent. The Issuer, upon instructions from the Borrower, with the written consent of the Credit Enhancer, or upon instructions from the Credit Enhancer if an event of default under the Letter of Credit Agreement exists, shall appoint the Remarketing Agent for the Bonds, subject to the conditions set forth in Section 312 hereof. The Issuer hereby appoints Stern Brothers & Co. as the initial Remarketing Agent. The Remarketing Agent shall designate to the Trustee its principal office and signify its acceptance of the duties and obligations imposed upon it hereunder by a written instrument of acceptance or a remarketing agent agreement delivered to the Issuer, the Borrower and the Credit Enhancer under which the Remarketing Agent will also agree to keep such books and records as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Issuer, the Trustee, the Tender Agent, the Borrower and the Credit Enhancer at all reasonable times. The Borrower and the Remarketing Agent shall enter into a Remarketing Agreement the terms of which shall be subject to the written approval of the Credit Enhancer.

      Section 312. Qualifications of Remarketing Agent. The Remarketing Agent shall be a member of the National Association of Securities Dealers, Inc. and shall meet such capitalization and/or credit requirements as are acceptable to the Rating Agency, and authorized by law to perform all the duties imposed upon it by this Indenture. The Remarketing Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least 30 days' written notice to the Issuer, the Borrower, the Tender Agent, the Trustee and the Credit Enhancer. The Remarketing Agent may be removed at any time, without cause, upon at least 30 days' written notice to the Remarketing Agent, at the direction of the Credit Enhancer or the Borrower by an instrument signed by an Authorized Borrower Representative, with the written consent of the Credit Enhancer, filed with the Trustee, the Credit Enhancer, the Tender Agent, the Issuer and the Remarketing Agent. In no event shall the resignation or removal of the Remarketing Agent be effective until a qualified successor has accepted appointment as such.

      In the event of the resignation or removal of the Remarketing Agent, the Remarketing Agent shall pay over, assign and deliver any moneys and Bonds held by it in such capacity to its successor. In the event that the Issuer shall fail to appoint a replacement Remarketing Agent hereunder, the Credit Enhancer with the written consent of the Borrower, or the Borrower with the written consent of the Credit Enhancer, may do so.


                              [End of Article III]

                                   ARTICLE IV

                               REDEMPTION OF BONDS

      Section 401. Optional Redemption.

      (a) Optional Redemption of Bonds Not in Multiyear Mode. Bonds (other than Bonds in a Multiyear Mode) shall be subject to redemption and payment prior to maturity, at the option of the Issuer upon instructions from the Borrower with the prior written consent of the Credit Enhancer, on any Interest Payment Date, in whole or in part in Authorized Denominations, at the principal amount thereof plus accrued interest to the redemption date, first, from proceeds of a payment under the Credit Facility and, second, from other Available Moneys.

      (b) Optional Redemption of Bonds in Multiyear Mode. The Bonds in a Multiyear Mode shall be subject to redemption and payment prior to maturity, at the option of the Issuer upon instructions from the Borrower with the prior written consent of the Credit Enhancer, on any Interest Payment Date, in whole or in part in Authorized Denominations, at the redemption prices (expressed as percentages of the principal amount) set forth below, plus accrued interest to the redemption date, first, from proceeds of a payment under the Credit Facility and, second, from other Available Moneys as follows:

                      OPTIONAL REDEMPTION IN MULTIYEAR MODE

     Length of             Redemption Prices
   Multiyear Mode          as a Percentage of            Call Protection
     (In Years)*           Principal Amounts                  Period*
   --------------          ------------------            ---------------

   Greater than 10         102% after 7 years            7 years
                           declining 1/2% per 12
                           months to 100%

   Less than or equal      102% after 4 years            4 years
   to 10 and greater       declining 1/2% per 12
   than 7                  months to 100%

   Less than or equal      102% after 3 years            3 years
   to 7 and greater        declining 1% per 12
   than 5                  months to 100%

   Less than or equal      101% after 2 years            2 years
   to 5 and greater        declining 1/2% per 6
   than 2                  months to 100%

   Less than or equal      100 1/2% after 1 year         1 year
   to 2 and greater        declining 1/2% per 6
   than 1                  months to 100%


----------
*Measured from and including the
first day of such Rate Period.

      (c) Any provision herein to the contrary notwithstanding, no notice of the redemption of Bonds pursuant to this Section 401 shall be given unless sufficient Available Moneys are available and have been irrevocably deposited into the Available Moneys Account or the Credit Facility Account of the Revenue Fund with the Trustee, or if the Credit Enhancer commits to make a payment under the Credit Facility to the Trustee pursuant to Section 508(b)(3) hereof.

      Section 402. Mandatory and Extraordinary Redemption.

      (a) Redemption Upon Determination of Taxability. The Bonds shall be subject to mandatory redemption by the Issuer in whole on the earliest practicable date for which notice can be given, if a Determination of Taxability occurs, first, from proceeds of a payment under the Credit Facility, and, second, from other Available Moneys at the principal amount thereof, without premium, plus accrued interest to the redemption date.

      (b) [Reserved.]

      (c) Redemption Upon Letter of Credit Agreement Default. The Bonds shall be subject to immediate mandatory redemption by the Issuer in whole in the event the Trustee shall receive from the Credit Enhancer written notice of the occurrence of an event of default under the Letter of Credit Agreement and direction to accelerate the Bonds and irrevocable instructions to obtain a payment under the Credit Facility in accordance with the terms of the Credit Facility, first, from proceeds of a payment under the Credit Facility and, second, from other Available Moneys at the principal amount thereof, without premium, plus accrued interest to the date of redemption, and the Bonds shall cease to bear interest on such date as is established by the Trustee, which shall be a Business Day that is at least three and no more than ten calendar days after receipt by the Trustee of said notice; provided that pursuant to
Section 802(b) hereof the Credit Enhancer may direct the purchase of Bonds in such event in lieu of mandatory redemption. The receipt of such notice shall be conclusive and binding upon the Trustee, the Issuer and the Bondholders as to the occurrence of a default under the Letter of Credit Agreement.

      (d) Redemption in Event of Condemnation. Deficiency of Title, Fire or Other Casualty. The Bonds shall be subject to redemption by the Issuer, at the option of and upon instructions from the Borrower with the prior written consent of the Credit Enhancer, in whole or in part at any time on the earliest practicable date for which notice can be given, upon the occurrence of a condemnation, loss of title or casualty loss to the Project, first, from proceeds of a payment under the Credit Facility, and second, from other Available Moneys at the principal amount thereof, without premium, plus accrued interest to the redemption date.

      (e) [Reserved.]

      (f) Redemption from Excess Moneys in Project Fund. The Bonds are subject to mandatory redemption in part on the earliest practicable date after the Completion Date for the Project as certified by the Borrower in accordance with the Agreement, to the extent of excess moneys remaining in the Project Fund, at the principal amount thereof, without premium, plus accrued interest to the redemption date. If the amount of moneys remaining in the Project Fund is not sufficient to redeem an Authorized Denomination of Bonds, the Borrower shall arrange for the deposit with the Trustee of sufficient Available Moneys to effect the redemption of a minimum Authorized Denomination of Bonds.

      Section 403. Selection of Bonds to be Redeemed.

      (a) Bonds shall be redeemed pursuant to Sections 401 and 402 only in Authorized Denominations. When less than all of the Outstanding Bonds are to be redeemed and paid prior to maturity pursuant to Section 401 or 402 hereof, such Bonds or portions of Bonds to be redeemed shall be selected by the Trustee by lot in Authorized Denominations in such equitable manner as it may determine; provided that Bonds shall be redeemed in the following order of priority: (1) Pledged Bonds; (2) Tendered Bonds that cannot be remarketed; and (3) any other Bonds.

      (b) In the case of a partial redemption of Bonds when Bonds of denominations greater than the applicable Authorized Denominations are then Outstanding, then for all purposes in connection with such redemption each unit of face value of the applicable Authorized Denomination shall be treated as though it was a separate Bond of the applicable Authorized Denomination. If one or more, but not all, of the units of principal amount of the applicable Authorized Denomination represented by any Bond are selected for redemption, then upon notice of intention to redeem such unit or units, the Owner of such Bond or such Owner's attorney or legal representative shall forthwith present and surrender such Bond to the Trustee (i) for payment of the redemption price (including the redemption premium, if any, and interest to the date fixed for redemption) of the unit or units of principal amount called for redemption, and
(ii) for exchange, without charge to the Owner thereof, for a new Bond or Bonds of the aggregate principal amount of the unredeemed portion of the principal amount of such Bond. If the Owner of any such Bond of a denomination greater than the applicable Authorized Denominations shall fail to present such Bond to the Trustee for payment and exchange as aforesaid, said Bond shall, nevertheless, become due and payable on the redemption date to the extent of the unit or units of principal amount called for redemption and shall cease to accrue interest on such amount.

      (c) No Bond may be redeemed in part if the principal amount thereof to remain outstanding following such partial redemption is not itself an Authorized Denomination.

      Section 404. Notice of Redemption of Bonds in Weekly or Monthly Mode. Notice of the call of Bonds in the Weekly Mode or the Monthly Mode for any redemption identifying the Bonds or portions thereof to be redeemed shall be given by the Trustee, in the name of the Issuer, to the Remarketing Agent, the Credit Enhancer, the Borrower and the Owner of each Bond to be redeemed at the address shown on the Bond Register by mailing a copy of the redemption notice by first-class mail, postage prepaid, at least 15 days and not more than 30 days prior to the redemption date; provided, however, that failure to give such notice by mailing as aforesaid to any Bondowner or any defect therein as to any particular Bond shall not affect the validity of any proceedings for the redemption of any other Bonds; and provided further that no such prior notice of redemption is required for a redemption pursuant to Section 402(c) hereof. As provided in Section 405 hereof, any notice of redemption shall state the date and place of redemption, the numbers of the Bonds or portions of Bonds to be redeemed (and in the case of the redemption of a portion of any Bond the principal amount thereof being redeemed), the redemption prices and that interest will cease to accrue from and after the redemption date. Following each redemption of Bonds, the Trustee shall mail by first-class mail to the Borrower and the Credit Enhancer a notice of the principal amount of Bonds redeemed.

      Section 405. Notice of redemption of Bonds in Semiannual, Annual or Multiyear Mode.

      (a) Unless waived by any Owner of Bonds to be redeemed, official notice of any redemption of Bonds in a Semiannual, Annual or Multiyear Mode shall be given by the Trustee on behalf of the Issuer by mailing a copy of an official redemption notice by first class mail, postage prepaid, at least 15 days and not more than 30 days prior to the redemption date to the Remarketing Agent, the Credit Enhancer and the Owner of the Bond or Bonds to be redeemed at the address shown on the Bond Register or at such other address as is furnished in writing by such Owner to the Trustee; provided, however, that failure to give such notice by mailing as aforesaid to any Bondowner or any defect therein as to any particular Bond shall not affect the validity of any proceedings for the redemption of any other Bonds; and provided further that no such prior notice of redemption is required for a redemption pursuant to Section 402(c) hereof. The Trustee shall not give the notice described above with respect to redemption of the Bonds pursuant to Section 401 (a) or (b) or Section 402(d) hereof without the prior written consent of the Credit Enhancer.

      (b) All official notices of redemption pursuant to this Section and
Section 404 hereof shall be dated and shall state:

            (1) the redemption date,

            (2) the redemption price,

            (3) if less than all outstanding Bonds are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Bonds to be redeemed,

            (4) that on the redemption date the redemption price will become due and payable upon each such Bond or portion thereof called for redemption, and that interest thereon shall cease to accrue from and after said date, and

            (5) the place where such Bonds are to be surrendered for payment of the redemption price, which place of payment shall be the Principal Office of the Trustee.

      (c) In addition to the foregoing notice, further notice pursuant to this Section and Section 404 hereof shall be given by the Trustee on behalf of the Issuer as set out below, but no defect in said further notice nor any failure to give all or any portion of such further notice shall in any manner defeat the effectiveness of a call for redemption if notice thereof is given as above prescribed.

            (1) Each further notice of redemption given hereunder shall contain the information required above for an official notice of redemption plus
      (i) the CUSIP numbers of all Bonds being redeemed; (ii) the date of issue of the Bonds as originally issued; (ill) the rate of interest borne by each Bond being redeemed; (iv) the maturity date of each Bond being redeemed; and (v) any other descriptive information needed to identify accurately the Bonds being redeemed.

            (2) Each further notice of redemption shall be sent at least 35 days before the redemption date by registered or certified mail or overnight delivery service to Depository Trust Company, Midwest Securities Trust Company, Pacific Securities Depository Trust Company and Philadelphia Depository Trust Company and to one or more national information services that disseminate notices of redemption of obligations such as the Bonds.

      (d) With respect to all Bonds redeemed pursuant to this Indenture, upon the payment of the redemption price of Bonds being redeemed, each check or other transfer of funds issued for such purpose shall bear the CUSIP number identifying, by issue and maturity, the Bonds being redeemed with the proceeds of such check or other transfer.

      (e) With respect to all Bonds redeemed pursuant to this Indenture, following each redemption of Bonds, the Trustee shall mail by first-class mail to the Credit Enhancer and the Borrower a notice of the principal amount of Bonds redeemed.

      Section 406. Effect of Call for Redemption. On or prior to the date fixed for redemption, Available Moneys available solely for such redemption in accordance with the requirements of Sections 401 and 402 hereof shall be deposited with the Trustee to pay the principal of the Bonds called for redemption and accrued interest thereon to the redemption date and the redemption premium, if any, thereon. Upon the happening of the above conditions, and notice having been given as provided in Section 404 or 405 hereof, as applicable, the Bonds or the portions of the principal amount of Bonds thus called for redemption shall cease to bear interest on the specified redemption date, provided moneys (which must be Available Moneys when required by Section 401 or 402 hereof) sufficient for the payment of the redemption price of the Bonds called for redemption are on deposit at the place of payment at the time fixed for such redemption, and shall no longer be entitled to the protection, benefit or security of this Indenture and shall not be deemed to be Outstanding under the provisions of this Indenture.


                               [End of Article IV]

                                    ARTICLE V

                               REVENUES AND FUNDS

      Section 501. Creation of Funds and Accounts. The following Funds and Accounts of the Issuer are hereby created and established with the Trustee:

      (a) the Project Fund;

      (b) the Costs of Issuance Fund;

      (c) the Revenue Fund, consisting of the Unavailable Moneys Account, the Available Moneys Account and the Credit Facility Account;

      (d) the Debt Service Fund, consisting 9f the Interest Account, the Principal Account and the Redemption Account;

      (e) the General Fund;

      (f) the Purchase Fund and the Undelivered Bond Account therein; and

      (g) the Rebate Fund.

Each Fund and Account shall be maintained by the Trustee as a separate and distinct trust fund or account to be held, managed, invested, disbursed and administered as provided in this Indenture. All moneys deposited in the Funds and Accounts shall be used solely for the purposes set forth in this Indenture. The Trustee shall keep and maintain adequate records pertaining to each Fund and Account and all disbursements therefrom.

      Section 502. Initial Deposits. On the Bond Issuance Date, as shall be more fully specified in a written request from the Issuer, the Trustee shall deposit $7,546,000 from the proceeds received from the sale of the Bonds into the Project Fund and $154,000 to the Costs of Issuance Fund.

      Section 503. Project Fund.

            (i) Moneys in the Project Fund shall be disbursed in accordance with the provisions of the Agreement for Project Purposes as provided in the Agreement.

            (ii) The Trustee shall cause to be kept and maintained adequate records pertaining to the Project Fund and all disbursements from such Fund. If requested by the Issuer, the Credit Enhancer or the Borrower, the Trustee shall file copies of the records pertaining to the Project Fund and all disbursements from such fund with the Issuer, the Credit Enhancer and the Borrow.

      Section 504. Costs of Issuance Fund. The Trustee shall deposit into the Costs of Issuance Fund the amount required by Section 502. Moneys in the Costs of Issuance Fund shall be disbursed from time to time for the payment of the costs of issuing the Bonds upon the direction of the Borrower as evidenced by a requisition in the form of Exhibit B to the Agreement executed by an Authorized Borrower Representative and approved by the Credit Enhancer. Moneys in the Costs of Issuance Fund shall be expended no later than 180 days after the Bond Issuance Date. Any moneys remaining therein on such date shall be transferred to the General Fund and the Costs of Issuance Fund shall be closed.

      Section 505. Revenue Fund.

      (a) The Trustee shall deposit into the Revenue Fund all Revenues (except as otherwise provided in Section 509 hereof) and any other amounts received by the Trustee which are subject to the lien and pledge of this Indenture, to the extent not required to be deposited in other Funds and Accounts in accordance with the terms of this Indenture. The Trustee shall first apply those moneys on deposit in the Credit Facility Account which represent payments received with respect to the Credit Facility and any earnings thereon and then, if needed, investment earnings on Funds and Accounts (to the extent such moneys constitute Available Moneys) on each Interest Payment Date and Principal Payment Date on the Bonds, in the order of priority and for the purposes as follows:

            (1) First, to the Interest Account of the Debt Service Fund, an amount sufficient to pay the interest becoming due and payable on the Bonds on such date;

            (2) Second, to the Principal Account of the Debt Service Fund, an amount sufficient to pay the principal of the Bonds maturing on such date, if any; and

            (3) Third, to the Redemption Account of the Debt Service Fund, the balance of such moneys.

      (b) Moneys in the Credit Facility Account remaining after the transfers made pursuant to paragraph (a) above shall be returned to the Credit Enhancer as a reimbursement of the amounts paid under the Credit Facility.

      (c) The Trustee shall deposit into the Unavailable Moneys Account principal, interest and premium payments made by the Borrower pursuant to
Section 3.6(a)(i), (ii), (iii) and (iv) of the Loan Agreement. Upon the Credit Enhancer's payment to the Trustee under the Credit Facility pursuant to a request under Section 508(b)(1), (2) or (3) hereof, the Trustee shall transfer to the Credit Enhancer the amount on deposit in the Unavailable Moneys Account. In the event of an Event of Default described in paragraphs (a), (b), (c), (e) or (g) (except with respect to paragraph (g), a default under Section 801(d) or (f) of the Series 1994B Indenture) of Section 801 hereof, any moneys on deposit in the Unavailable Moneys Account which constitute Available Moneys shall be transferred to the Available Moneys Account and applied in accordance with this Indenture.

      (d) The Trustee shall also deposit into the Unavailable Moneys Account moneys to be applied to the purchase of Bonds pursuant to Section 307 hereof or the redemption of Bonds, as provided in this Section, pursuant to Sections 401 and 402. When moneys deposited pursuant to the preceding sentence shall become Available Moneys, such Available Moneys shall be transferred to the Available Moneys Account. Moneys on deposit in the Available Moneys Account to be applied to the payment of the Bonds at maturity shall be transferred to the Principal Account on the maturity date to pay the principal of the Bonds and to the Interest Account to pay accrued interest. Moneys on deposit in the Available Moneys Account to be applied to the redemption of Bonds pursuant to Sections 401 and 402 shall be transferred to the Redemption Account on the date fixed for such redemption to the extent necessary to pay the premium, if any, on and principal of the Bonds as the same shall become due and payable by such redemption and to the Interest Account to pay accrued interest. Available Moneys on deposit in the Available Moneys Account, to be applied to the purchase of Bonds pursuant to Section 307, shall be transferred to the Purchase Fund on the Tender Date to the extent necessary to pay the Tender Price of the Bonds as the same shall become due and payable on such Tender Date. Any moneys remaining in the Available Moneys Account following the redemption or purchase of Bonds with respect to which such deposit was made shall first be applied to pay the Credit Enhancer any amounts due and payable under the Letter of Credit Agreement and thereafter shall be transferred to the General Fund.

      Section 506. Debt Service Fund.

      (a) The Trustee shall deposit into the Interest Account the amounts required by Section 505 of this Indenture. Moneys on deposit in the Interest Account shall be applied solely to pay the interest on the Bonds as the same becomes due and payable. On each date fixed for redemption of the Bonds and on each scheduled Interest Payment Date on the Bonds, the Trustee shall remit to the respective Bondowners of such Bonds an amount from the Interest Account sufficient to pay the interest on the Bonds becoming due and payable on such date.

      (b) The Trustee shall deposit into the Principal Account the amounts required by Section 505 of this Indenture. Moneys on deposit in the Principal Account shall be applied solely to pay the principal of the Bonds as the same becomes due and payable at maturity. On each Principal Payment Date of the Bonds, the Trustee shall set aside and hold in trust an amount from the Principal Account sufficient to pay the principal of the Bonds becoming due and payable on such date.

      (c) The Trustee shall deposit into the Redemption Account the amounts required by Section 505 of this Indenture. Moneys on deposit in the Redemption Account shall be applied solely to pay the principal and premium, if any, on the Bonds as the same become due and payable by redemption. On each date fixed for such redemption, the Trustee shall set aside and hold in trust an amount from the Redemption Account sufficient to pay the principal of and premium, if any, on the Bonds becoming due and payable on such date.

      Section 507. General Fund. The Trustee shall deposit into the General Fund the amounts required by Sections 504 and 505, and all moneys deposited by the Borrower with the Trustee as payment of the fees and expenses of the Trustee, any Paying Agent, the Issuer and the Remarketing Agent. The Trustee shall apply moneys on deposit in the General Fund solely for the following purposes, in the following order of priority and in accordance with the following conditions:

      (a) first, to the Trustee for the reasonable cost of ordinary expenses incurred and ordinary services rendered, and to the Issuer for its actual expenses incurred in connection with the administration of the Bond financing for the Project, upon the Trustee's receipt of a statement that the amount indicated thereon is justly due and owing and has not been the subject of another written request which has been paid;

      (b) to the Trustee for the reasonable cost of extraordinary expenses incurred and extraordinary services rendered if said extraordinary expenses and extraordinary services are necessary and reasonable and are not occasioned by the negligence or willful misconduct of the Trustee;

      (c) to the Remarketing Agent, an amount equal to any amounts due and payable under the Remarketing Agreement; and

      (d) to the Credit Enhancer, an amount equal to any amounts due and payable under the Letter of Credit Agreement.

      Section 508. Payments Under Credit Facility.

      (a) The Credit Facility shall be held by the Trustee. Payments on the Credit Facility shall be made or requested in accordance with its terms consistent with the provisions of this Indenture and the Agreement. Payments on the Credit Facility (other than pursuant to subparagraphs (b)(4) and (5) of this Section, which amount will be deposited into the Purchase Fund) shall be deposited in the Credit Facility Account and applied by the Trustee in accordance with Section 505.

      (b) The Trustee shall request payments under the Credit Facility, in accordance with and to the extent, if any, required by the terms thereof, in the amounts and at such time as may be necessary to make timely payments of the principal of and interest, but not premium, on the Bonds required to be made from the Debt Service Fund. In accordance with the preceding sentence, the Trustee shall request payments under the Credit Facility by presenting a conforming request to the Credit Enhancer (to the extent, if any, required by the terms of the Credit Facility) two (2) Business Days prior to the applicable Interest Payment Date, Principal Payment Date or redemption date referenced in subsections (1), (2) and (3) herein, and prior to 11:00 A.M., New York Time, on the applicable Tender Date referenced in subsections (4) and (5) herein, in order for moneys to be received in the amounts and at the times as follows:

            (1) No later than 3:30 P.M., New York Time, one (1) Business Day prior to each Interest Payment Date, an amount equal to interest due on the Bonds on such Interest Payment Date;

            (2) No later than 3:30 P.M., New York Time, one (1) Business Day prior to each Principal Payment Date, an amount equal to the full principal amount of the Bonds coming due on such Principal Payment Date because of the maturity of the Bonds;

            (3) No later than 3:30 P.M., New York Time, one (1) Business Day prior to each date fixed for (A) the mandatory redemption of the Bonds pursuant to Section 402 hereof, other than as provided in Section 508(b)(2) hereof, or (B) the optional redemption of the Bonds pursuant to
      Section 401 hereof, in each case an amount which, when added to any Available Moneys (other than payments under the Credit Facility) in excess of the amount of the applicable redemption premium and then available for such purpose, will be equal to the full principal amount plus accrued interest on the Bonds to be redeemed (other than the amount owing as a redemption premium, if any);

            (4) No later than 3:00 P.M., New York Time, on the Tender Date for any Bonds in accordance with Section 301 hereof, an amount which, when added to any other Remarketing Proceeds available for such purpose in the Purchase Fund, is equal to the Tender Price of Bonds for which Notices of Election to Tender Bonds have been timely received; and

            (5) No later than 3:00 P.M., New York Time, on the Tender Date for any Bonds in accordance with Section 302 hereof, an amount which, when added to any other Remarketing Proceeds then available for such purpose in the Purchase Fund, is equal to the Tender Price of all of the Bonds required to be tendered on such date pursuant to Section 302 and for which no Notices of Election to Retain Bonds have been received.

            (6) Notwithstanding the provisions of this Section 508, pursuant to
      Section 802 hereof, the Trustee shall immediately demand payment under the Credit Facility upon any acceleration of the maturity of the Bonds, or upon any direction by the Credit Enhancer to the Trustee to purchase the Bonds for the Credit Enhancer's own account.

      (c) No payments shall be made under the Credit Facility for the payment of the principal of and interest on the Borrower Bonds.

      (d) The Borrower shall be permitted to provide the Trustee with an Alternate Credit Facility in accordance with the requirements of Section 706 hereof and Section 3.10 of the Agreement.

      Section 509. Deposits into and Application of Moneys in the Rebate Fund.

      (a) There shall be deposited in the Rebate Fund such amounts as are required to be deposited therein pursuant to the Tax Agreement. Subject to the payment provisions provided in subsection (b) below, all amounts on deposit at any time in the Rebate Fund shall be held by the Trustee in trust, to the extent required to pay rebatable arbitrage to the United States of America, and neither the Borrower, the Issuer, the Credit Enhancer nor the Owner of any Bonds shall have any rights in or claim to such money. All amounts held in the Rebate Fund shall be governed by this Section and by the Tax Agreement (which is incorporated herein by reference). The Issuer, the Credit Enhancer and the Trustee shall be entitled to rely on the rebate calculations made by the Borrower pursuant to the Tax Agreement and neither the Issuer, the Credit Enhancer nor the Trustee shall be responsible for any loss or damage resulting from any good faith action taken or omitted to be taken by the Issuer or the Trustee in reliance upon such calculations.

      (b) Pursuant to the Tax Agreement, the Trustee shall remit all rebate installments and a final rebate payment to the United States. The Trustee shall have no obligation to pay any amounts required to be rebated pursuant to this Section and the Tax Agreement, other than from moneys held in the Funds and Accounts created under this Indenture or from other moneys provided to it by the Borrower or, at the discretion of the Credit Enhancer, by the Credit Enhancer. Any moneys remaining in the Rebate Fund after redemption and payment of all of the Bonds and payment and satisfaction of any rebatable arbitrage shall be withdrawn and paid first, to the Credit Enhancer to the extent of any amounts remaining unpaid under any of the Collateral Documents and, second, to the Borrower.

      (c) Notwithstanding any other provision of this Indenture, including in particular Article XII hereof, the obligation to pay rebatable arbitrage to the United States and to comply with all other requirements of this Section and the Tax Agreement shall survive the defeasance or payment in full of the Bonds.

      (d) The Trustee shall provide an annual certification to the Credit Enhancer as to the Borrower's compliance with the provisions of this Section.

      Section 510. Final Balances. Upon the deposit with the Trustee of moneys sufficient to pay all principal of, premium, if any, and interest on the Bonds, and upon satisfaction of all claims against the Issuer hereunder, including all fees, charges and expenses of the Trustee, the Issuer, the Remarketing Agent and any Paying Agent which are properly due and payable hereunder, or upon the making of adequate provisions for the payment of such amounts as permitted hereby, all moneys remaining in all Funds and Accounts, except moneys necessary to pay principal of, premium, if any, and interest on the Bonds, which moneys shall be held by the Trustee and (after 5 years) paid to the Credit Enhancer or the Borrower, as appropriate, pursuant to Section 511 hereof, and except moneys, if any, set aside pursuant to Section 509 hereof, shall be remitted first, to the Credit Enhancer to the extent of any amounts remaining unpaid under any of the Collateral Documents and, second, to the Borrower.

      Section 511. Non-Presentment of Bonds. In the event any Bond shall not be presented for payment when the principal thereof becomes due, either (i) at maturity or at the date fixed for redemption thereof, or (ii) on the Tender Date therefor, if moneys sufficient to pay such Bond shall have been deposited in the Debt Service Fund or, with respect to Bonds becoming due pursuant to clause
(ii), the Purchase Fund or the Undelivered Bond Account held by the Tender Agent in accordance with Section 309 hereof, all liability of the Issuer to the holder thereof for the payment of such Bond shall forthwith cease, terminate and be completely discharged, and thereupon it shall be the duty of the Trustee or the Tender Agent as applicable to hold such moneys, without liability for interest thereon, for the benefit of the holder of such Bond who shall thereafter be restricted exclusively to such moneys, for any claim of whatever nature of such holder under this Indenture or on, or with respect to, said Bond.

      Any moneys so deposited with and held by the Trustee not so applied to the payment of Bonds within five (5) years after the date on which the same shall have become due shall be paid by the Trustee or the Tender Agent first, to the Credit Enhancer to the extent of any amounts remaining unpaid under any of the Collateral Documents and second, to the Borrower, free from the trusts created by this Indenture. Thereafter, Bondowners shall be entitled to look only to the Borrower for payment, and then only to the extent of the amount so repaid to the Credit Enhancer or to the Borrower by the Trustee or the Tender Agent. The Credit Enhancer and the Borrower shall not be liable for any interest on the sums paid to it pursuant to this Section and shall not be regarded as a trustee of such money.


                               [End of Article V]

                                   ARTICLE VI

                  DEPOSITARIES OF MONEYS, SECURITY FOR DEPOSITS
                             AND INVESTMENT OF FUNDS

      Section 601. Moneys to be Held in Trust. All moneys deposited with or paid to the Trustee for the account of any Fund or Account under any provision of this Indenture, and all moneys deposited with or paid to any Paying Agent under any provision of this Indenture shall be held by the Trustee or Paying Agent in trust and shall be applied only in accordance with the provisions of this Indenture and, until used or applied as herein provided, shall constitute part of the Trust Estate (except for the Purchase Fund, the Rebate Fund and the rebatable arbitrage not deposited therein) and be subject to the lien, terms and provisions hereof and shall not be commingled with any other funds of the Issuer, the Credit Enhancer or the Borrower except as provided under Section 602 for investment purposes. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any moneys received hereunder except such as may be agreed upon.

      Section 602. Investment of Moneys.

      (a) Moneys in all Funds and Accounts (except the Purchase Fund) shall be continuously invested and reinvested by the Trustee at the written direction of the Borrower (with the written consent of the Credit Enhancer) as provided in this Section 602. Moneys in the Purchase Fund shall not be invested. Moneys on deposit in all Funds and Accounts may be invested only in Investment Securities; provided that (1) amounts received under the Credit Facility shall be invested and reinvested by the Trustee only in Government Securities maturing on the earlier of 30 days after the date on which such obligations are acquired or such time or times as said money shall be needed for the purposes for which they were deposited and (2) Available Moneys (other than payments under the Credit Facility) to be applied in accordance with Section 505(d) shall be invested and reinvested by the Trustee only in Government Securities maturing on the earlier of 30 days after the date on which such obligations are acquired or such time or times as said money shall be needed for the purposes for which they were deposited; and provided, further, that the Borrower's direction to so invest shall be received by 12:00 noon, New York Time, on the day prior to any such investment. All such investments shall mature not later, nor, to the extent reasonably practicable subject to the restrictions above, earlier, than the date such moneys or investment proceeds are required for the purposes of the respective Funds and Accounts.

      (b) All investments shall constitute a part of the Fund or Account from which the moneys used to acquire such investments have come. The Trustee shall sell and reduce to cash a sufficient amount of investments in a Fund or Account whenever the cash balance therein is insufficient to pay the amounts then required to be paid therefrom. The Trustee may transfer investments from any Fund or Account to any other Fund or Account in lieu of cash when required or permitted by the provisions of this Indenture.

      Section 603. Manner of Investment. All investments in Nonpurpose Investments made pursuant to this Article shall be made at the fair market value of such Nonpurpose Investments in accordance with Treasury Regulation Section 1.148-5(d)(6), and all sales of Nonpurpose Investments shall be at the fair market value of such Nonpurpose Investments.

      Section 604. Record Keeping The Trustee shall maintain records designed to show compliance with the provisions of this Article and with the provisions of
Article V for at least six (6) years after the payment of the Bonds.


                               [End of Article VI]

                                   ARTICLE VII

                       PARTICULAR COVENANTS AND PROVISIONS

      Section 701. Issuer to Issue Bonds and Execute Indenture. The Issuer covenants that it is duly authorized under the Act to execute and deliver this Indenture, to issue the Bonds and to pledge and assign the Trust Estate in the manner and to the extent herein set forth; that all action on its part for the execution and delivery of this Indenture and the issuance of the Bonds has been duly and effectively taken; and that the Bonds in the hands of the Owners thereof are and will be valid and enforceable obligations of the Issuer according to the import thereof.

      Section 702. Performance of Covenants. The Issuer covenants that it will faithfully perform, or cause to be performed, at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in the Bonds and in all proceedings pertaining thereto.

      Section 703. Instruments of Further Assurance. The Issuer covenants that it will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such Supplemental Indentures and such further acts, instruments, financing statements and other documents as the Trustee may reasonably require for the better assuring, transferring, pledging and assigning to the Trustee, and granting a security interest unto the Trustee in and to the Trust Estate and the other property and revenues herein described. The Agreement and all other documents, instruments or policies of insurance required by the Trustee shall be delivered to and held by the Trustee.

      Section 704. Credit Facility. The Trustee shall hold and maintain the Credit Facility for the benefit of the Bondowners until the Credit Facility terminates or expires in accordance with its terms. The Trustee shall diligently enforce all terms, covenants and conditions of the Credit Facility. If at any time during the term of the Credit Facility any successor Trustee shall be appointed and qualified under this Indenture, the resigning or removed Trustee shall request that the Credit Enhancer transfer the Credit Facility to the successor Trustee, to the extent such action is necessary, and shall comply with the applicable provisions of the Credit Facility. If the resigning or removed Trustee fails to make this request, the successor Trustee shall do so before accepting appointment. On the Termination Date the Trustee shall immediately surrender the Credit Facility then in effect to the Credit Enhancer unless an event of default thereunder shall have occurred and is continuing.

      Section 705. Enforcement of Credit Facility. The Trustee, for the benefit of the Owners of Bonds, subject to the provisions of Section 901(1) hereof, shall diligently enforce and take all reasonable steps, actions and proceedings necessary for the enforcement of all terms, covenants and provisions of the Credit Facility as contemplated herein and therein. The Trustee shall not consent to or permit any amendment or modification of the Credit Facility which would materially adversely affect the rights or interests of the Owners of Bonds.

      Any provisions herein requiring notice to or from the Credit Enhancer or the consent of the Credit Enhancer prior to any action by the Trustee or the Issuer shall have no force or effect (1) following the later of (i) the Termination Date and (ii) the repayment of all amounts owed to the Credit Enhancer pursuant to the Collateral Documents or (2) during any period an event of default under the Credit Facility shall have occurred and is continuing, except with respect to all rights accruing to the Credit Enhancer with respect to unreimbursed draws on the Credit Facility.

      Section 706. Alternate Credit Facility. An Alternate Credit Facility, in substitution for the Credit Facility then in effect, may be provided prior to any Termination Date if the Borrower shall give written notice not more than 60 nor less than 30 calendar days prior to the Alternate Credit Facility Date to the Issuer, the Trustee, the Tender Agent, the Remarketing Agent, the Rating Agency and the Credit Enhancer stating its election to provide an Alternate Credit Facility. Any such Alternate Credit Facility must be either (a) an irrevocable direct pay letter of credit, or (b) bond insurance contract, in both cases constituting an unconditional and irrevocable commitment to pay principal of and interest on the Bonds. If the Bonds are in any Interest Mode other than a Multiyear Mode, the Alternate Credit Facility Date must be a Rate Adjustment Date.

      (a) Upon the exercise of such option by the Borrower, in the event the Bonds are in any Interest Mode other than a Multiyear Mode, the Trustee shall send to the Bondowners a Notice of Alternate Credit Facility in substantially the form of Exhibit G not later than 20 calendar days prior to the Alternate Credit Facility Date. The Trustee shall not accept such Alternate Credit Facility unless the Trustee shall have received, (1) prior to sending the Notice of Alternate Credit Facility (i) an Opinion of Bond Counsel stating that the delivery of such Alternate Credit Facility to the Trustee is authorized under this Indenture and the Act, complies with the terms hereof and will not adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes, and (ii) a certificate from an Authorized Borrower Representative and a written acknowledgment by the Credit Enhancer stating that all amounts owing to the Credit Enhancer under the Collateral Documents have been paid and that there are no Pledged Bonds outstanding, and (2) on or before the Alternate Credit Facility Date a supplemental opinion of Bond Counsel stating that the delivery of the Alternate Credit Facility is authorized under this Indenture and the Act, complies with the terms hereof and will not adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes.

      (b) Upon the exercise of such option by the Borrower, in the event the Bonds are in a Multiyear Mode, the Trustee shall send to the Bondowners a Notice of Alternate Credit Facility in substantially the form of Exhibit G not later than 20 calendar days prior to the Alternate Credit Facility Date. The Trustee shall not accept such Alternate Credit Facility unless the Trustee shall have received, (1) prior to sending the Notice of Alternate Credit Facility (i) an Opinion of Bond Counsel stating that the delivery of such Alternate Credit Facility to the Trustee is authorized under this Indenture and the Act, complies with the terms hereof and will not adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes, (ii) written evidence from the Rating Agency that the Bonds will be rated no lower than the then existing ratings on the Bonds by the Rating Agency, and (iii) a certificate from an Authorized Borrower Representative and a written acknowledgment by the Credit Enhancer stating that all amounts owing to the Credit Enhancer under the Collateral Documents have been paid and that there are no Pledged Bonds outstanding, and (2) on or before the Alternate Credit Facility Date a supplemental opinion of Bond Counsel stating that the delivery of the Alternate Credit Facility is authorized under this Indenture and the Act, complies with the terms hereof and will not adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes.

      Section 707. General Limitation on Issuer Obligations. ANY OTHER TERM OR PROVISION OF THIS INDENTURE OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION WITH THE TRANSACTION WHICH IS THE SUBJECT HEREOF TO THE CONTRARY NOTWITHSTANDING, THE ISSUER SHALL NOT BE REQUIRED TO TAKE OR OMIT TO TAKE, OR REQUIRE ANY OTHER PERSON OR ENTITY TO TAKE OR OMIT TO TAKE, ANY ACTION WHICH WOULD CAUSE IT OR ANY PERSON OR ENTITY TO BE, OR RESULT IN IT OR ANY PERSON OR ENTITY BEING, IN VIOLATION OF ANY LAW OF THE STATE.

      Section 708. Recording and Filing. Subject to Section 901(c) hereof, the Trustee shall use its best efforts to keep and file or cause to be kept and filed all financing statements related to this Indenture and all supplements hereto, the Agreement and all supplements thereto, the Credit Facility and all supplements thereto and such other documents as may be necessary to be kept and filed in such manner and in such places as may be required by law in order to preserve and protect fully the security of the Owners and the rights of the Trustee hereunder. In carrying out its duties under this Section, the Trustee shall be entitled to rely on an opinion of its counsel specifying what actions are required to comply with this Section.

      Section 709. Possession and Inspection of Books and Documents. The Issuer and the Trustee covenant and agree that all books and documents in their possession relating to the Agreement and the Credit Facility and to the distribution of proceeds thereof shall at all times be open to inspection by such accountants or other agencies or persons as the Credit Enhancer or the Borrower may from time to time designate.

      Section 710. Rights and Duties Under Agreement and Credit Facility. The Trustee hereby acknowledges and agrees to the terms, conditions, appointments and agencies of the Agreement and the Credit Facility as they relate to it and its participation in the transactions contemplated hereby and thereby. Subject to the provisions of Section 901(1) hereof, the Trustee shall perform all obligations and duties of the Issuer under the Agreement (and the Issuer hereby appoints the Trustee as the Issuer's agent and attorney-in-fact for all such purposes). The Trustee, as assignee hereunder, in its name or to the extent permitted by law, in the name of the Issuer, may enforce all rights of the Issuer (but only with the prior written consent of the Credit Enhancer unless the Credit Enhancer is in default under the Credit Facility) and all obligations of the Credit Enhancer and the Borrower under the Agreement and the Credit Facility (and waive the same with the consent of the Credit Enhancer, except for rights expressly granted to the Borrower) on behalf of the Bondowners whether or not the Issuer is in default hereunder.

      Section 711. Tax Covenants.

      (a) The Issuer shall not use or knowingly permit the use of any proceeds of the Bonds or any other funds of the Issuer, and the Trustee shall not use or permit the use of any proceeds of the Bonds or any other funds of the Issuer held by the Trustee, directly or indirectly, to acquire any securities or obligations, and shall not use or permit the use of any amounts received by the Issuer or Trustee with respect to the Agreement in any manner, and shall not take or permit to be taken any other action or actions, which would cause any Bond to be an "arbitrage bond" within the meaning of Section 148(a), or "federally guaranteed" within the meaning of Section 149(b), of the Code. If at any time the Issuer is of the opinion that for purposes of this subsection (a) it is necessary to restrict or limit the yield on or change in any way the investment of any moneys held by the Trustee under this Indenture, the Trustee shall take such action as may be necessary in accordance with such instructions. The Issuer and the Trustee shall be deemed in compliance with this Section to the extent they follow the Tax Agreement or an Opinion of Bond Counsel with respect to the investment of funds hereunder.

      (B) The Trustee and the Issuer will not take any action or omit to take any action or permit any action which is within its control to be taken or omitted which would to its knowledge impair the exclusion of interest on the Bonds from gross income for federal income tax purposes or the applicable exemptions from taxation in the State.

      (c) The Issuer and the Trustee shall at all times do and perform all acts and things permitted by law and this Indenture which are necessary or desirable in order to assure that interest paid on the Bonds will be excludable from gross income for federal income tax purposes and to preserve the applicable exemptions from taxation in the State and shall take no action that would result in such interest not being excludable from gross income for federal income tax purposes.


                              [End of Article VII]

                                  ARTICLE VIII

                              DEFAULT AND REMEDIES

      Section 801. Events of Default. If any one or more of the following events occur, it is hereby defined as and declared to be and to constitute an "Event of Default":

      (a) default in the due and punctual payment of any interest on any Bond;

      (b) default in the due and punctual payment of the principal of or redemption premium, if any, on any Bond, whether at the stated maturity or accelerated maturity thereof, or upon proceedings for redemption thereof or otherwise;

      (c) default in the payment of the Tender Price of any Tendered Bond (the substance of which must be communicated by Immediate Notice by the Trustee to the Credit Enhancer, the Borrower and the Issuer);

      (d) the occurrence of an event of default under Article VIII of the Agreement;

      (e) the occurrence of either or both of the following:

            (i) the Trustee has received written notice from the Credit Enhancer, within the period provided for in the Credit Facility, that the Credit Enhancer will not reinstate the interest portion of the Credit Facility; or

            (ii) the Trustee's receipt of written notice from the Credit Enhancer that an "Event of Default" has occurred under the Letter of Credit Agreement together with a direction from the Credit Enhancer to the Trustee requiring either (A) the acceleration of the Bonds pursuant to Section 802(a) or (B) the mandatory purchase of the Bonds pursuant to Section 802(b) hereof;

      (f) default in the performance or observance of any other of the covenants, agreements or conditions on the part of the Issuer in this Indenture or in the Bonds contained, and the continuance thereof for a period of thirty
(30) days after written notice thereof shall have been given to the Issuer, the Credit Enhancer and the Borrower by the Trustee, or to the Trustee, the Issuer, the Credit Enhancer and the Borrower by the Owners of not less than twenty-five percent (25%) in aggregate principal amount of Bonds then Outstanding; provided, however, if any default shall be such that it cannot be corrected within such 30-day period, it shall not constitute an Event of Default if corrective action is instituted by the Issuer or the Borrower within such period and diligently pursued until the default is corrected; or

      (g) the occurrence of an event of default pursuant to Article VIII of the Series 1994B Trust Indenture.

      (h) The Trustee shall give Immediate Notice of any Event of Default to the Issuer, the Borrower and the Credit Enhancer as promptly as practicable after the occurrence of an Event of Default becomes known to the Trustee.

      Section 802. Acceleration: Mandatory Purchase.

      (a) If an Event of Default described in paragraph (a), (b), (c), (e)(i) or
(g) (except, with respect to paragraph (g), a default under Section 801(d), (e)(ii) or (f) of the Series 1994B Indenture) of Section 801 hereof shall have occurred and be continuing, the Trustee shall, by notice in writing delivered to the Issuer, the Borrower and the Credit Enhancer, declare the principal of all Bonds then Outstanding and the interest accrued thereon immediately due and payable, and the Bonds shall cease to bear interest on such date; subject, however, to subparagraph (b) hereof. The principal and interest shall thereupon become due and payable on a date established by the Trustee, which date shall not be more than ten (10) calendar days after such acceleration.

      If an Event of Default described in paragraph (e)(ii) or (g) (but, with respect to paragraph (g), only with respect to a default under Section 801(e)(ii) of the Series 1994B Indenture) of Section 801 hereof shall have occurred and be continuing, the Trustee shall, by notice in writing delivered to the Issuer, the Borrower and the Credit Enhancer, declare the principal of all Bonds then Outstanding and the interest accrued thereon due and payable on such date as the Trustee shall establish pursuant to Section 402(c) hereof, and the Bonds shall cease to bear interest on such date; subject, however, to subparagraph (b) hereof.

      If an Event of Default described in paragraph (d), (f) or (g) (but, with respect to paragraph (g), only with respect to a default under Section 801(d) or
(f) of the Series 1994B Indenture) of Section 801 hereof, shall have occurred and be continuing, the Trustee, and may upon the written request of the Owners of not less than 25% in aggregate principal amount of the Bonds then Outstanding shall, but only with the prior written consent of the Credit Enhancer (unless the Credit Enhancer is in default under the Credit Facility in which case no such consent shall be required), by notice in writing delivered to the Issuer, the Borrower and the Credit Enhancer declare the principal of all Bonds then Outstanding and the interest accrued thereon immediately due and payable, and such principal and interest shall thereupon become and be immediately due and payable.

      Upon any acceleration of the maturity of the Bonds hereunder, the Trustee shall immediately demand payment under the Credit Facility to the extent permitted by the terms thereof and pursue the remedies of the Trustee thereunder.

      If, at any time after such declaration, but before the Bonds shall have matured by their terms, all overdue installments of principal of and interest on the Bonds, together with the reasonable and proper expenses of the Trustee, and all other sums then payable by the Issuer under this Indenture shall either be paid or provision satisfactory to the Trustee shall be made for such payment, then and in every such case the Trustee shall, but only with the approval of the Credit Enhancer and the Owners of not less than a majority in aggregate principal amount of the Bonds Outstanding, and upon the reinstatement of the Credit Facility, rescind such declaration and annul such default in its entirety. In such event, the Trustee shall rescind any declaration of acceleration of the Loan Payments as provided in Section 8.2 of the Agreement.

      In case of any rescission, then and in every such case the Issuer, the Trustee and the Bondowners shall be restored to their former positions, rights and obligations hereunder, respectively, but no such rescission shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

      (b) Mandatory Purchase. Upon the occurrence and continuance of an Event of Default under paragraph (e)(ii) or (g) (but, with respect to paragraph (g), only with respect to a default under Section 801(e)(ii) of the Series 1994B Indenture) of Section 801 hereof, as provided in Section 302(d) hereof the Credit Enhancer in its notice to the Trustee may direct the Trustee to purchase the Bonds for the Credit Enhancer's own account, rather than to accelerate the Bonds as provided in Section 802(a) hereof. In such case, the Trustee shall draw upon the Credit Facility in accordance with the provisions of Section 302(d) hereof to pay the purchase price for the Bonds, which shall be an amount equal to the principal of all Outstanding Bonds and accrued interest thereon to the Mandatory Purchase Date, and upon receipt of the proceeds of such draw, shall immediately purchase the Bonds in accordance with Section 302 hereof.

      Section 803. Surrender of Possession of Trust Estate: Rights and Duties of Trustee in Possession. If an Event of Default shall have occurred and be continuing, the Issuer, upon demand of the Trustee, shall forthwith surrender the possession of, and it shall be lawful for the Trustee, by such officer or agent as it may appoint, to take possession of all or any part of the Trust Estate, together with the books, papers and accounts of the Issuer pertaining thereto, and including the rights and the position of the Issuer under the Agreement and to hold and manage the same and to collect, receive and sequester the payments, revenues and receipts derived under the Agreement, and out of the same and any moneys received from any receiver of any part thereof pay and set up proper reserves for the payment of all proper costs and expenses of so taking, holding and managing the same, including (i) reasonable compensation to the Trustee, its agents and counsel, (ii) any reasonable charges of the Trustee hereunder, and (iii) any taxes and assessments, and other charges, prior to the lien of this Indenture which the Trustee may deem it wise to pay, and the Trustee shall apply the remainder of the moneys so received in accordance with
Section 808. Whenever all that is due upon the Bonds shall have been paid and all defaults made good and all payments pursuant to Section 509 hereof have been made, the Trustee shall surrender possession of the Trust Estate to the Issuer, its successors or assigns, the same right of entry, however, to exist upon any subsequent Event of Default, subject to the provisions of Article V hereof. While the Credit Facility is in force and effect, if no Bonds are outstanding, the Trustee and the Issuer have been fully recompensed for all their costs and expenses, the Credit Enhancer is not in default under the Credit Facility, and any amounts remain unreimbursed with respect thereto, the Issuer shall thereafter transfer possession of the Trust Estate to the Credit Enhancer.

      While in possession of the Trust Estate, the Trustee shall render annually (or more often if requested in writing) to the Issuer, the Borrower and the Credit Enhancer a summarized statement of receipts and expenditures in connection therewith.

      Section 804. Appointment of Receivers in Event of Default. If an Event of Default shall have occurred and be continuing, and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights of the Trustee and of the Bondowners under this Indenture, the Trustee shall be entitled, with the approval of the Credit Enhancer if the Credit Enhancer is not in default under the Credit Facility, as a matter of right, to the appointment of a receiver or receivers of the Trust Estate and of the earnings, income, products and profits thereof, pending such proceedings, with such powers as the court making such appointment shall confer.

      Section 805. Exercise of Remedies by the Trustee. If an Event of Default shall have occurred and be continuing, the Trustee may, with the approval of the Credit Enhancer if the Credit Enhancer is not in default under the Credit Facility, pursue any available remedy at law or equity by suit, action, mandamus or other proceeding to enforce the payment of the principal of and redemption premium, if any, and interest on the Bonds then Outstanding, and to enforce and compel the performance of the duties and obligations of the Issuer as herein set forth.

      If an Event of Default shall have occurred and be continuing, and if requested so to do by the Credit Enhancer or by the Owners of not less than 25% in aggregate principal amount of the Bonds then Outstanding and indemnified as provided in paragraph (1) of Section 901, with the approval of the Credit Enhancer if the Credit Enhancer is not in default under the Credit Facility, the Trustee shall be obligated to exercise such one or more of the rights and powers conferred by this Article as the Trustee, being advised by counsel, shall deem most expedient in the interests of the Bondowners.

      All rights of action under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceedings relating thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any Bondowner, and any recovery or judgment shall, subject to Section 808, be for the equal benefit of all the Owners of the Outstanding Bonds.

      Section 806. Limitation on Exercise of Remedies by Bondowners. No Bondowner shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of this Indenture or for the execution of any trust hereunder or for the appointment of a receiver or any other remedy hereunder, unless:

            (1) a default has occurred of which the Trustee has notice or is deemed to have notice as provided in subparagraph (h} of Section 901, and

            (2) such default shall have become an Event of Default, and

            (3) the Owners of not less than 25% in aggregate principal amount of the Bonds then Outstanding or the Credit Enhancer (with respect to an Event of Default described in paragraph (e) or (g} (but, with respect to paragraph (g), only with respect to a default under Section 801(e) of the Series 1994B Indenture) of Section 801 hereof shall have made written request to the Trustee, shall have offered it reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its own name, and shall have provided to the Trustee indemnity as provided in subparagraph (1) of
      Section 901, and

            (4) the Trustee shall thereafter fail or refuse to exercise the powers herein granted or to institute such action, suit or proceeding in its own name, and

            (5) the Credit Enhancer shall have consented thereto if the Credit Enhancer is not in default under the Credit Facility;

and such notification, request and indemnity are hereby declared in every case, at the option of the Trustee (with the exception of any duty to make demand on, and proceed under, the Credit Facility, cause an acceleration of the Bonds or make payments when due), to be conditions precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for the enforcement of this Indenture, or for the appointment of a receiver or for any other remedy hereunder, it being understood and intended that no one or more Bondowners shall have any right in any manner whatsoever to affect, disturb or prejudice this Indenture by such Bondowners action or to enforce any right hereunder except in the manner herein provided, and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal benefit of the Owners of all Bonds then Outstanding. Nothing in this Indenture, however, shall affect or impair the right of any Bondowner to payment of the principal of, and redemption premium, if any, and interest on any Bond at and after its maturity or the obligation of the Issuer to pay the principal of, and redemption premium, if any, and interest on each of the Bonds to the respective Owners thereof at the time and place, from the source and in the manner herein and in such Bond expressed.

      Section 807. Right of Bondowners to Direct Proceedings. Any other provision herein to the contrary notwithstanding, the Owners of a majority in aggregate principal amount of the Bonds then Outstanding shall have the right, at any time, with the approval of the Credit Enhancer if the Credit Enhancer is not in default under the Credit Facility, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the time, method and place of conducting all proceedings to be taken in connection with the enforcement of this Indenture, or for the appointment of a receiver or any other proceedings hereunder; provided that the Trustee shall have been provided indemnity satisfactory to it in accordance with Section 901(1) hereof and provided that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture, and provided, further, that the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall determine that the proceeding so directed would involve it in personal liability.

      Section 808. Application of Moneys in Event of Default. Upon an Event of Default all moneys held or received by the Trustee pursuant to this Indenture, the Agreement or the Credit Facility or pursuant to any right given or action taken under this Article shall, after payment of the reasonable costs and expenses of the proceedings resulting in the collection of such moneys, be deposited in the Debt Service Fund (provided, however, Available Moneys shall be used only for payment of principal or interest on the Bonds) and all moneys so deposited in the Debt Service Fund shall be applied as follows:

      (a) If the principal of all the Bonds shall not have become or shall not have been declared due and payable, all such moneys shall be applied:

            First -- To the payment to the persons entitled thereto of all installments of interest then due and payable on the Bonds, other than the Borrower Bonds, in the order in which such installments of interest became due and payable, with interest thereon at the rate or rates specified in the respective Bonds to the extent permitted by law, and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or privilege;

            Second -- To the payment to the persons entitled thereto of the unpaid principal of and redemption premium, if any, on any of the Bonds, other than Borrower Bonds, that shall have become due and payable (other than Bonds called for redemption for the payment of which moneys or securities are held pursuant to this Indenture), in the order of their due date, with interest on such principal and redemption premium, if any, at the rate or rates specified in the respective Bonds from the respective dates upon which they became due and payable, and, if the amount available shall not be sufficient to pay in full such principal and redemption premium, if any, due on any particular date, together with such interest, then to the payment ratably, according to the amounts of principal and redemption premium, if any, due on such date, to the persons entitled thereto without any discrimination or privilege;

            Third -- To the payment to the Credit Enhancer, the unpaid principal and interest due on the Pledged Bonds;

            Fourth -- To the payment of the reasonable expenses, liabilities and advances incurred or made by the Trustee;

            Fifth -- To the Credit Enhancer any amounts due and owing under the Collateral Documents;

            Sixth -- To pay principal and interest on the Borrower Bonds; and

            Seventh -- To the Borrower.

      (b) If the principal of all the Bonds shall have become due or shall have been declared due and payable, all such moneys shall be applied to the payment of the principal, redemption premium, if any, and interest then due and unpaid on all of the Bonds, with interest on such principal and redemption premium, if any, and, to the extent permitted by law, on such interest, at the rate or rates specified in the respective Bonds, without preference or priority of principal, redemption premium or interest over principal, redemption premium or interest or of any installment of interest over any other installment of interest or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal, redemption premium, if any, and interest, to the persons entitled thereto, without any discrimination or privilege; provided however principal of and interest on Borrower Bonds shall only be paid after the amounts due the Credit Enhancer under the Related Documents shall have been paid in full.

      (c) If the principal of all the Bonds shall have been declared due and payable, and if such declaration shall thereafter have been rescinded and annulled under this Article then, subject to paragraph (b) of this Section, in the event that the principal of all the Bonds shall later become due or be declared due and payable, the moneys shall be applied in accordance with paragraph (a) of this Section.

      Whenever moneys are to be applied pursuant to this Section, such moneys shall be applied at such times and from time to time as the Trustee shall determine, having due regard to the amount of such moneys available and which may become available for such application in the future.

      Whenever all of the Bonds and interest thereon have been paid under this Section, and all expenses and charges of the Trustee have been paid, any balance remaining in the Funds shall be paid first to the Credit Enhancer and second to the Borrower as provided in Section 510.

      Section 809. Remedies Cumulative. No remedy conferred by this Indenture upon or reserved to the Trustee, to the Credit Enhancer or to the Bondowners is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee, to the Credit Enhancer or to the Bondowners hereunder or now or hereafter existing at law or in equity or by statute.

      Section 810. Delay or Omission Not Waiver. No delay or omission to exercise any right, power or remedy accruing upon any Event of Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or acquiescence therein, and every such right, power or remedy may be exercised from time to time and as often as may be deemed expedient.

      Section 811. Effect of Discontinuance of Proceeding. In case the Trustee shall have proceeded to enforce any right under this Indenture by the appointment of a receiver, by entry, or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case the Issuer, the Borrower, the Trustee, the Credit Enhancer and the Bondowners shall, with the written consent of the Credit Enhancer, be restored to their former positions and rights hereunder, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

      Section 812. Waivers of Events of Default. The Trustee shall waive any Event of Default and its consequences and rescind any declaration of maturity of principal upon the written request of the Owners of a majority in aggregate principal amount of the Bonds then Outstanding; provided that there shall not be waived without the written consent of the Owners of all the Bonds Outstanding
(a) any Event of Default in the payment of the principal of any Outstanding Bonds at their maturity, upon the redemption (including as a result of acceleration) or tender thereof, (b) any Event of Default under Section 801(e) or (g) hereof (but, with respect to paragraph (g), only with respect to a default under Section 801(e) of the Series 1994B Indenture) unless the Credit Enhancer shall have given written notice to the Trustee that the Credit Facility has been reinstated in full, or (c) any Event of Default in the payment when due of the interest on any such Bonds unless, prior to such waiver or rescission, all arrears of interest, with interest (to the extent permitted by law) at the rate borne by the Bonds on overdue installments of interest in respect of which such default shall have occurred, or all arrears of payments of principal when due, as the case may be, and all expenses of the Trustee in connection with such Event of Default shall have been paid or provided for; provided further that there shall not be waived without the written consent of the Credit Enhancer any Event of Default under Section 801(e)(ii) or (g) hereof (but, with respect to paragraph (g), only with respect to a default under Section 801(e)(ii) of the Series 1994B Indenture); and provided further that no Event of Default shall be waived without the written consent of the Credit Enhancer if it has honored all its obligations under the Credit Facility. In case of any such waiver or rescission, or in case any proceeding taken by the Trustee on account of any such Event of Default shall have been discontinued or abandoned or determined adversely, then and in every such case the Issuer, the Borrower, the Trustee, the Bondowners and the Credit Enhancer shall be restored to their former positions, rights and obligations hereunder, respectively, but no such waiver or rescission shall extend to any subsequent or other default, or impair any right consequent thereon.

      Section 813. Pledged Bonds. For the purposes of this Article VIII. Pledged Bonds shall not be deemed Outstanding under this Indenture until the payment in full of the principal of and interest on all other Bonds or the provision for the payment thereof shall have been duly made. In the event any vote or consent of the Bondowners is required hereunder, all Pledged Bonds shall be deemed Outstanding for such purpose hereunder and the Credit Enhancer shall be deemed the Owner thereof for purposes of voting or consenting thereto.


                              [End of Article VIII]

                                   ARTICLE IX

                                   THE TRUSTEE

      Section 901. Acceptance of Trusts. The Trustee hereby accepts the trusts imposed upon it by this Indenture, and agrees to perform said trusts, but only upon and subject to the following express terms and conditions:

      (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee. Subject to the limitations on liability of the Trustee contained in Section 901(1), in case an Event of Default shall have occurred of which the Trustee is deemed hereunder to have knowledge (and which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's affairs.

      (b) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through agents, attorneys or receivers. The Trustee shall be entitled to act upon the opinion or advice of counsel in the exercise of reasonable care, who may be counsel to the Issuer, the Credit Enhancer or the Borrower, concerning all matters of trusts hereof and the duties hereunder, and may in all cases pay such reasonable compensation to all such agents, attorneys and receivers as may reasonably be employed in connection with the trusts hereof. The Trustee shall not be responsible for any loss or damage resulting from any action or nonaction by it taken or omitted to be taken in good faith in reliance upon such opinion or advice of counsel.

      (c) The Trustee shall not be responsible for any recital herein or in the Bonds (except with respect to the Certificate of Authentication of the Trustee endorsed on the Bonds), or for the recording or rerecording, filing or refiling of this Indenture or any security agreements or financing statements in connection therewith (except with respect to the filing of continuation statements), or for insuring the Project or collecting any insurance moneys or taxes, or for the validity of the execution by the Issuer of this Indenture or of any Supplemental Indentures or instruments of further assurance, or for the sufficiency of the security for the Bonds. The Trustee shall not be responsible or liable for any loss suffered in connection with any investment of funds made by it in accordance with Article VI hereof.

      (d) The Trustee shall not be accountable for the use of any Bonds authenticated and delivered hereunder. The Trustee, in its individual or any other capacity, may become the Owner or pledgee of Bonds with the same rights which it would have if it were not Trustee.

      (e) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, affidavit, letter, telegram or other paper or document provided for under this Indenture believed by it to be genuine and correct and to have been signed, presented or sent by the proper person or persons. Any action taken by the Trustee pursuant to and in accordance with this Indenture upon the request or authority or consent of any person who, at the time of making such request or giving such authority or consent is the Owner of any Bond, shall be conclusive and binding upon all future Owners of the same Bond and upon Bonds issued in exchange therefor or upon transfer or in place thereof.

      (f) As to the existence or nonexistence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, or whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be provided or established prior to taking, suffering or omitting any action hereunder, the Trustee shall be entitled to rely upon a certificate signed by an Authorized Issuer Representative as sufficient evidence of the facts therein contained.

      (g) The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct.

      (h) The Trustee shall not be required to take notice or be deemed to have notice of any Default hereunder except an Event of Default under Section 801(a),
(b), (c), (e) or (g) hereof (but, with respect to paragraph (g), only with respect to a default under Section 801(a), (b), (c) or (e) of the Series 1994B Indenture), or failure by the Issuer to cause to be made any of the payments to the Trustee required to be made in Article V hereof, unless the Trustee shall be specifically notified in writing of such Default by the Issuer, the Credit Enhancer or the Owners of at least 25% in aggregate principal amount of all Bonds then Outstanding. All notices or other instruments required by this Indenture to be delivered to the Trustee shall be delivered at the Principal Office of the Trustee, and, in the absence of such notice so delivered, the Trustee may conclusively assume there is no Default except as aforesaid. The Trustee shall notify the Credit Enhancer and the Borrower of any Default known to the Trustee that has not yet become a matured Event of Default.

      (i) At any and all reasonable times the Trustee and its duly authorized agents, attorneys, experts, engineers, accountants and representatives shall have the right, but shall not be required, to inspect the Project, including all books, papers and records of the Issuer pertaining to the Project, the loan made pursuant to the Agreement and the Bonds, and to take such memoranda from and in regard thereto as may be desired.

      (j) The Trustee shall not be required to give any bond or surety in respect of the execution of its trusts and powers hereunder or otherwise in respect of the Project.

      (k) The Trustee shall have the right, but shall not be required, to demand, in respect of the authentication of any Bonds, the withdrawal of any cash, the release of any property, or any action whatsoever within the purview of this Indenture, any showings, certificates, opinions, appraisals or other information, or corporate or partnership action or evidence thereof, in addition to that by the terms hereof required, as a condition of such action by the Trustee as are deemed desirable for the purpose of establishing the right of the Issuer to the authentication of any Bonds, the withdrawal of any cash, the release of any property or the taking of any other action by the Trustee.

      (l) Before taking any action under this Indenture, the Trustee may require that satisfactory indemnity be furnished to it for the reimbursement of all costs and expenses to which it may be put and to protect it against all liability, except liability which is adjudicated to have resulted from its negligence or willful misconduct by reason of any action so taken. Notwithstanding the foregoing, the Trustee shall be required, without indemnity, to make drawings on the Credit Facility, to pay the principal and purchase price of, and premium, if any and interest on the Bonds from moneys available in the Funds and Accounts hereunder, to accelerate the maturity of the Bonds pursuant to Section 802(a) or to call the Bonds for mandatory purchase pursuant to Section 802(b) and, upon the acceleration of the maturity of the Bonds or the mandatory purchase of the Bonds, to immediately demand payment under the Credit Facility to the extent permitted by the terms thereof and pursue the remedies of the Trustee thereunder.

      (in) All moneys received by the Trustee shall, until used, applied or invested as herein provided, be held in trust for the purposes for which they were received but need not be segregated from other funds, except to the extent required by law or this Indenture. The Trustee shall be under no liability for interest on any moneys received hereunder, except such as may be agreed upon.

      (n) Notwithstanding the effective date of this Indenture or anything to the contrary in this Indenture, the Trustee shall have no liability or responsibility for any act or event relating to this Indenture which occurs prior to the date the Trustee formally executes this Indenture and commences acting as Trustee hereunder.

      (o) No provision of this Indenture shall be deemed to require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of such funds or, in the alternative, adequate indemnity against such risk or liability is not reasonably assured to it.

      (p) The Trustee has no obligation or liability to the Bondowners for the payment of interest or premium, if any, on or principal of the Bonds, but rather the Trustee's sole obligations are to administer, for the benefit of the Issuer, the Credit Enhancer, the Borrower and the Bondowners, the Funds established hereunder.

      (q) In the event the Trustee shall receive inconsistent or conflicting requests and indemnity from two or more groups of Bondowners, each representing less than a majority of the aggregate principal amount of the Bonds then outstanding, the Trustee, in its sole discretion, may determine what action, if any, shall be taken; provided, that, the Trustee shall follow the direction of the Credit Enhancer if the Credit Enhancer is not in default under the Credit Facility.

      (r) Except for information provided by the Trustee concerning the Trustee, the Trustee shall have no responsibility with respect to any information in any offering memorandum or other disclosure material distributed with respect to the Bonds. The Trustee shall have no responsibility for compliance with securities laws in connection with issuance of the Bonds.

      (s) The Trustee's immunities and protections from liability, and its right to payment of compensation and indemnification in connection with performance of its duties and obligations under the Indenture and the Agreement, shall survive the Trustee's resignation or removal, or the final payment of the Bonds.

      (t) In acting or omitting to act pursuant to the provisions of the Agreement, the Trustee shall be entitled to all of the rights, protections and immunities accorded to the Trustee under the terms of this Indenture, including but not limited to those set out in this Article IX.

      (u) Notwithstanding anything otherwise provided in this Indenture, and without regard to whether or not an Event of Default may have occurred and be continuing, the Trustee may notify the Credit Enhancer and the Bondowners of environmental hazards that the Trustee in its reasonable judgment has reason to believe exist with respect to the Project, and the Trustee has the right to take no further action and in such event no fiduciary duty exists which imposes any obligation for further action with respect to the Project; provided, that if the Trustee is directed by the Owners of a majority in aggregate principal amount of Bonds then Outstanding (with the written consent of the Credit Enhancer) or the Credit Enhancer to take further action, the Trustee may (i) take such further action upon being furnished with indemnity and security satisfactory to it for all reasonable costs, expenses, reimbursable fees, liabilities and losses, including, without limitation, losses and liabilities in connection with hazardous substances and environmental contamination, and the clean up thereof, and reasonable attorney's fees and expenses, or (ii) elect not to proceed in accordance with the directions of the Bondowners or the Credit Enhancer without incurring any liability to the Bondowners or the Credit Enhancer if in the sole opinion of the Trustee such direction may result in environmental or other liability to the Trustee, the Credit Enhancer or the Bondowners, and the Trustee may rely upon an opinion of its counsel in determining whether any such action directed by Bondowners may result in such liability.

      Section 902. Fees. Charges and Expenses of the Trustee. The Trustee shall be entitled to payment of and/or reimbursement for reasonable fees for its ordinary services rendered hereunder and all advances, agent and counsel fees and other ordinary expenses reasonably and necessarily made or incurred by the Trustee in connection with such ordinary services and, in the event that it should become necessary that the Trustee perform extraordinary services, it shall be entitled to reasonable extra compensation therefor and to reimbursement for reasonable and necessary extraordinary expenses in connection therewith; provided that if such extraordinary services or extraordinary expenses are occasioned by the neglect or willful misconduct of the Trustee it shall not be entitled to compensation or reimbursement therefor. The Trustee shall be entitled to payment and reimbursement for the reasonable fees and charges of the Trustee as Paying Agent for the Bonds and as Bond Registrar. Pursuant to the provisions of Section 3.7 of the Agreement, the Borrower has agreed to pay to the Trustee all reasonable fees, charges and expenses of the Trustee under this Indenture. The Trustee agrees that the Issuer shall have no liability for any fees, charges, advances, costs. and expenses of the Trustee, and the Trustee agrees to look only to the Borrower for the payment of all fees, charges and expenses of the Trustee as provided in the Agreement. Upon the occurrence of an Event of Default and during its continuance, the Trustee shall have a lien with right of payment prior to payment on account of principal of, redemption premium, if any, or interest on any Bond, upon all moneys in its possession under any provisions hereof for the foregoing advances, fees, costs and expenses incurred, other than moneys received under the Credit Facility, or deposit in the Purchase Fund or Rebate Fund, and which constitute Available Moneys for the payment of redemption premium.

      Section 903. Notice to the Bondowners if Default Occurs. If a Default occurs of which the Trustee is by Section 901(h) hereof required to take notice or if notice of Default be given as in said Section provided, then the Trustee shall give written notice thereof by mail, within 30 days of the receipt of notice by the Trustee of such Default, to the Borrower, the Credit Enhancer and to the Owners of all Bonds then Outstanding as shown by the Bond Register in the same manner as required by Section 1302 hereof; provided that the Trustee shall further give prompt notice of such Default to the Issuer and the Credit Enhancer by such means as is practicable under the circumstances.

      Section 904. Intervention by the Trustee. In any judicial proceeding to which the Issuer is party and which, in the opinion of the Trustee and its counsel, has a substantial bearing on the interests of Owners of the Bonds or the Credit Enhancer, the Trustee may intervene on behalf of Bondowners and the Credit Enhancer and shall do so if requested in writing by the Credit Enhancer or the Owners of at least 25% in the aggregate principal amount of Bonds then Outstanding (with the written consent of the Credit Enhancer), and if provided with indemnity satisfactory to it.

      Section 905. Successor Trustee Upon Merger, Consolidation or Sale. Any corporation or association with or into which the Trustee may be merged or converted or with or into which it may be consolidated, or to which the Trustee may sell or transfer its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any merger, conversion, sale, consolidation or transfer to which it is a party, shall be and become successor Trustee hereunder and shall be vested with all the trusts, powers, rights, obligations, duties, remedies, immunities and privileges hereunder as was its predecessor, without the execution or filing of any instrument or any further act on the part of any of the parties hereto.

      Section 906. Trustee Required; Eligibility. (a) There shall at all times be a Trustee hereunder which shall be a trust institution or bank duly organized under the laws of the United States of America or any state or territory thereof, in good standing and qualified to accept such trust having a combined capital stock, surplus and undivided profits of not less than $50,000,000. If such institution publishes reports of condition at least annually pursuant to law or regulation, then for the purposes of this Section the capital, surplus and undivided profits of such institution shall be deemed to be its capital, surplus and undivided profits as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner provided in Section 907. No resignation or removal of the Trustee and no appointment of a successor Trustee shall become effective until the successor Trustee has accepted its appointment under Section 909.

      (b) Notwithstanding anything herein, in the Series 1994B Indenture or in the Borrower Documents to the contrary, each of the "Borrower", the "Credit Enhancer", the "Paying Agent(s)", the "Remarketing Agent", the "Tender Agent" and the "Trustee" (including for such purpose each co-trustee) shall, as between the documents relating to the Bonds and the Series 1994B Bonds be one and the same Person. In this regard:

            (i) the Trustee, including any successor Trustee, shall at all times hereunder also serve as Trustee pursuant to the Series 1994B Indenture;

            (ii) the Trustee agrees to resign hereunder contemporaneously with any resignation under the Series 1994B Indenture; and

            (iii) any removal of the Trustee pursuant to the Series 1994B
                  Indenture shall result in the contemporaneous removal of the Trustee hereunder.

      Section 907. Resignation of Trustee. The Trustee and any successor Trustee may at any time resign from the trusts hereby created by giving 30 days' written notice to the Credit Enhancer, the Remarketing Agent, the Issuer, the Borrower and the Bondowners, and such resignation shall take effect at the end of such 30 days, or upon the earlier appointment of a successor Trustee by the Issuer or by the Owners of a majority in aggregate principal amount of the Bonds then outstanding in accordance with Section 908 hereof; provided, however, that in no event shall the resignation of a Trustee or successor Trustee become effective until such time as a successor Trustee has been appointed and has accepted appointment.

      Section 908. Removal of Trustee. The Trustee may be removed for cause at any time or without cause upon thirty days written notice by an instrument or concurrent instruments in writing delivered to the Trustee and the Issuer and signed by the Borrower (with the consent of the Credit Enhancer), the Credit Enhancer or the Owners of a majority in aggregate principal amount of Bonds then Outstanding (with the consent of the Credit Enhancer); provided, however, that any such removal shall not be effective until such time as a successor Trustee has been appointed and has accepted such appointment. The Issuer, the Borrower, the Credit Enhancer or any Bondowner may at any time petition any court of competent jurisdiction for the removal for cause of the Trustee.

      Section 909. Appointment of Successor Trustee. In case the Trustee hereunder shall resign or be removed, or shall otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public officer or officers or of a receiver appointed by a court, a successor Trustee, approved in writing by the Credit Enhancer and the Borrower, may be appointed by the Owners of a majority in aggregate principal amount of Bonds then Outstanding, by an instrument or concurrent instruments in writing; provided, nevertheless, that in case of such vacancy the Issuer, by an instrument executed and signed by the Chairman of the Board of Directors of the Issuer and attested by its Executive Director under its seal, may appoint a temporary Trustee, approved by the Credit Enhancer, to fill such vacancy; or if such vacancy has continued for 60 days, the Credit Enhancer and the Borrower may appoint such temporary Trustee, until a successor Trustee shall be appointed by the Bondowners in the manner above provided; and any such temporary Trustee so appointed by the Issuer or the Credit Enhancer shall immediately and without further acts be superseded by the successor Trustee so appointed by such Bondowners. Any successor Trustee or temporary Trustees must have the qualifications provided for in Section 906.

      Section 910. Vesting of Trusts in Successor Trustee. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the Issuer, the Credit Enhancer and the Borrower an instrument in writing accepting such appointment hereunder, and thereupon such successor shall become fully vested with all the trusts, powers, rights, obligations, duties, remedies, immunities and privileges of its predecessor; but such predecessor shall, nevertheless, on the written request of the Issuer, the Credit Enhancer or its successor, execute and deliver an instrument transferring to such successor Trustee all the trusts, powers, rights, obligations, duties, remedies, immunities and privileges of such predecessor hereunder; and every predecessor Trustee shall deliver all securities and moneys and documents held by it as Trustee hereunder to its successor. Should any instrument in writing from the Issuer be required by any successor Trustee for more fully and certainly vesting in such successor the trusts, powers, rights, obligations, duties, remedies, immunities and privileges hereby vested in the predecessor, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer.

      Section 911. Trust Estate May be Vested in Co-Trustee. It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction (including particularly the State) denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture or the Agreement, and in particular in case of the enforcement with respect to any default, or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee, or take any other action which may be desirable or necessary in connection therewith, it may be necessary or desirable that the Trustee appoint an individual or institution as a co-trustee or separate trustee, and the Trustee is hereby authorized to appoint such co-trustee or separate trustee, with the written consent of the Issuer and the Credit Enhancer.

      In the event that the Trustee appoints an additional individual or institution as co-trustee or separate trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, title, interest and lien expressed or intended by this Indenture to be exercised by the Trustee with respect thereto shall be exercisable by such co-trustee or separate trustee but only to the extent necessary to enable such co-trustee or separate trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such co-trustee or separate trustee shall run to and be enforceable by either of them.

      Should any deed, conveyance or instrument in writing from the Issuer be required by the co-trustee or separate trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations, any and all such deeds, conveyances and instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer.

      In case any co-trustee or separate trustee shall die, become incapable of acting, resign or be removed, all the properties, rights, powers, trusts, duties and obligations of such co-trustee or separate trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a successor to such co-trustee or separate trustee.

      Section 912. Accounting. The Trustee shall render a monthly accounting, for each calendar month, to the Borrower, to the Credit Enhancer and to any Bondowner requesting the same at the cost of such Bondowner, and an annual (or more often if requested) accounting, for each calendar year ended December 31, to the Issuer showing in reasonable detail all financial transactions relating to the Trust Estate during the accounting period and the balance in any funds or accounts created by this Indenture as of the beginning and close of such accounting period.

      Section 913. Paying Agents; Bond Registrar; Appointment and Acceptance of Duties; Removal. The Trustee is hereby designated and agrees to act as Paying Agent and as Bond

Registrar for and in respect of the Bonds. The Tender Agent shall be the Paying Agent with respect to Tendered Bonds.

      Section 914. The Tender Agent.

      (a) The Trustee is hereby appointed as the initial Tender Agent for the Bonds and with respect to Tendered Bonds, the Paying Agent, and hereby agrees to carry out its responsibilities described herein. If the Tender Agent is other than the Trustee, the Tender Agent shall signify its acceptance of the duties and obligations imposed upon it hereunder by a written instrument of acceptance delivered to the Issuer, the Credit Enhancer, the Borrower, the Trustee and the Remarketing Agent, under which the Tender Agent will agree to particularly:

            (1) hold all Bonds delivered to it for purchase hereunder as agent and bailee of, and in escrow for the benefit of, the respective Owners which have so delivered such Bonds; until moneys representing the Purchase Price of such Bonds shall have been delivered to or for the account of or to the order of such Owners; and

            (2) keep such books and records as shall be consistent with prudent industry practice, and make such books and records available for inspection by the other parties.

      The parties hereto shall each cooperate to cause the necessary arrangements to be made and to be thereafter continued whereby funds from the sources specified herein will be made available for the purchase of Bonds presented at the Principal Office of the Tender Agent, and to otherwise enable the Tender Agent to carry out its duties hereunder.

      The Tender Agent, the Trustee and the Remarketing Agent shall cooperate to the extent necessary to permit the preparation, execution, issuance, authentication and delivery by the Tender Agent of replacement Bonds in connection with the tender and remarketing of Bonds hereunder.

      The Issuer, the Trustee and the Borrower acknowledge that, in carrying out its responsibilities hereunder, the Tender Agent shall be acting solely for the benefit of and as agent for the Owners from time to time of the Bonds. No delivery of the Bonds to the Tender Agent or any agent of the Tender Agent or purchase of Bonds by the Tender Agent shall constitute a redemption of the Bonds or any extinguishment of the debt evidenced thereby.

      (b) The Tender Agent shall be a commercial bank or trust company, duly organized under the laws of the United States of America or any state or territory thereof having a combined capital stock, surplus and undivided profits of at least $20,000,000 and authorized by law to perform all of the duties imposed upon it by this Indenture. The Tender Agent may resign and be discharged of the duties and obligation created by this Indenture by giving at least thirty
(30) days' notice by mail to the Trustee, the Borrower, the Remarketing Agent, and the Credit Enhancer; provided, however, that such resignation shall not take effect unless and until a successor Tender Agent shall be appointed by the Trustee with the consent of the Credit Enhancer. The Trustee shall use its best efforts to appoint a successor Tender Agent during such thirty (30) day period and in the event a successor Tender Agent has not taken office prior to the expiration of such thirty (30) day period, the Tender Agent may petition a court of applicable jurisdiction to appoint a successor Tender Agent. The Tender Agent may be removed at any time by an instrument signed by the

Borrower, with the written consent of the Credit Enhancer, or the Credit Enhancer, and filed with the Borrower, the Credit Enhancer, the Issuer, the Tender Agent, the Remarketing Agent and the Trustee; provided, however, that such removal shall not take effect unless and until a successor Tender Agent shall be appointed by the Trustee with the approval of the Borrower and the Credit Enhancer, or by the Borrower and the Credit Enhancer if the Trustee has not made such appointment within thirty (30) days from such filing. In the event of the resignation or removal of the Tender Agent, the Tender Agent shall deliver any moneys and Bonds held by it to its successor, and if there be no successor, to the Trustee.

      (c) Tender Agent shall be appointed by the Trustee with the approval of the Borrower and the Credit Enhancer, or by the Borrower and the Credit Enhancer if the Trustee has not made such appointment within thirty (30) days from such filing. In the event of the resignation or removal of the Tender Agent, the Tender Agent shall deliver any moneys and Bonds held by it to its successor, and if there be no successor, to the Trustee.

      (d) In accordance with Section 906(b) hereof:

            (i) the Tender Agent, including any successor Tender Agent, shall at all times hereunder also serve as Tender Agent pursuant to the Series 1994B Indenture;

            (ii) the Tender Agent agrees to resign hereunder contemporaneously with any resignation under the Series 1994B Indenture; and

            (iii) any removal of the Tender Agent pursuant to the Series 1994B
                  Indenture shall result in the contemporaneous removal of the Tender Agent hereunder.

      Section 915. Notice to Rating Agency. The Trustee shall notify the Rating Agency (until such time as the Rating Agency no longer maintains a rating on the Bonds) as soon as practicable (i) after the Trustee becomes aware of (1) any expiration, termination or renewal of the Credit Facility, (2) any redemption or purchase of all of the Bonds, (3) any change in the Credit Facility, the Agreement or this Indenture, or (4) the interest portion of the Credit Facility will not be reinstated, or (ii) if (1) the Trustee resigns or is removed or a new Trustee is appointed, (2) the Remarketing Agent resigns or is removed or a new Remarketing Agent is appointed, (iii) an Alternate Credit Facility is provided, (iv) there is a mandatory tender of all Bonds, (v) there is a call for the redemption of all Bonds, or (vi) there is a change in the Interest Mode pursuant to Section 204 hereof.

      Section 916. Right of Trustee to Pay Taxes and Other Charges. In case any tax, assessment or governmental or other charge upon, or insurance premium with respect to, any part of the Project is not paid as required herein or in the Agreement, or in case any amount required to be rebated to the United States pursuant to the provisions of Section 148(f) of the Code is not paid when due, the Trustee may pay such tax, assessment or governmental charge, insurance premium, or rebate amount, without prejudice, however, to any rights of the Trustee or the Bondowners hereunder arising in consequence of such failure; and any amount at any time so paid under this Section, with interest thereon from the date of payment at a rate per annum equal to the Trustee's base rate for variable rate commercial loans in effect at the time plus two percent (2%), shall become an additional obligation secured by this Indenture, and the same shall be given a preference in payment over any payment of principal of, premium, if any, or interest on the Bonds, and shall be paid out of the proceeds of rents, revenues and receipts collected from the Project, not including payments on the Credit Facility, if not otherwise caused to be paid; but the Trustee shall be under no obligation to make any such payment unless it shall have been requested to do so by the Credit Enhancer or the Owners of at least twenty-five percent (25%) of the aggregate principal amount of Bonds then Outstanding and shall have been provided adequate funds for the purpose of such payment.


                               [End of Article IX]

                                    ARTICLE X

                             SUPPLEMENTAL INDENTURES

      Section 1001. Supplemental Indentures Not Requiring Consent of Bondowners. The Issuer and the Trustee may from time to time, with the prior written consent of the Credit Enhancer and the Borrower, if required pursuant to Section 1003 hereof, but without the consent of or notice to any of the Bondowners or the owners of the Series 1994B Bonds, enter into such Supplemental Indenture or Supplemental Indentures as shall not be inconsistent with the terms and provisions hereof, so long as such Supplemental Indenture or Supplemental Indentures does not cause the then-current rating on the Bonds to be lowered, for any one or more of the following purposes:

      (a) To cure any ambiguity, formal defect or omission in this Indenture or to make any other change not materially prejudicial to the Bondowners or the owners of the Series 1994B Bonds;

      (b) To grant to or confer upon the Trustee for the benefit of the Bondowners any additional rights, remedies, powers or authority that may lawfully be granted to or conferred upon the Bondowners or the Trustee or either of them;

      (c) To subject to this Indenture additional revenues, properties or collateral;

      (d) To modify, amend or supplement this Indenture or any indenture supplemental thereto in such manner as to permit the qualification of the Indenture under the Trust Indenture Act of 1939, as then amended, or any similar federal statute hereafter in effect or to permit the qualification of the Bonds for sale under the securities laws of any state of the United States;

      (e) To evidence the appointment of a separate trustee or the succession of a new trustee hereunder;

      (f) To make any other change which will become effective on a date on which the Bonds are subject to mandatory tender pursuant to Section 302 hereof, provided the substance of such change is described in the Trustee's notice to Bondowners in connection with an election to retain Bonds;

      (g) To make any other change which, in the sole judgment of the Trustee, does not materially adversely affect the interests of the Bondowners or the owners of the Series 1994B Bonds; it being understood that in exercising such judgment the Trustee may rely on the opinion of such counsel as it may select;

      (h) To more precisely identify the Project or to substitute or add additional property thereto; and

      (i) To conform this Indenture to the Code or other or future applicable federal law concerning tax-exempt obligations;

provided that, in the event a Supplemental Indenture is entered into with respect to any of the matters referred to in (a) through (b) above, a corresponding supplemental indenture, if appropriate under the circumstances, shall be entered into with respect to the Series 1994B Indenture.

      Section 1002. Supplemental Indentures Requiring Consent of Bondowners. Exclusive of Supplemental Indentures covered by Section 1001 hereof and subject to the terms and provisions contained in this Section, and not otherwise, the Owners (within the meaning of this Indenture and the Series 1994B Indenture) of not less than 51% in aggregate principal amount of the Bonds and the Series 1994B Bonds then outstanding shall have the right from time to time, with the prior written consent of the Credit Enhancer and, if required pursuant to
Section 1003 hereof, the Borrower, anything contained in this Indenture to the contrary notwithstanding, to consent to and approve the execution by the Issuer and the Trustee of such other Supplemental Indenture or Supplemental Indentures as shall be deemed necessary and desirable by the Issuer for the purpose of modifying, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any Supplemental Indenture (including any consents that may be given in connection with an exchange or tender offer); provided, however, that nothing in this Section contained shall permit or be construed as permitting without the consent of the Owners (within the meaning of this Indenture and the Series 1994B Indenture) of 100% of the Bonds and the Series 1994B Bonds then outstanding, the Issuer, the Trustee and the Credit Enhancer, (a) an extension of the maturity of the principal of or the scheduled date of payment of interest on any Bond issued hereunder, or (b) a reduction in the principal amount, redemption premium or any interest payable on any Bond, or (c) a privilege or priority of any Bond or Bonds over any other Bond or Bonds, or (d) a reduction in the aggregate principal amount of Bonds the Owners of which are required for consent to any such Supplemental Indenture, or
(e) any modification of the redemption or tender features of the Bonds, or (f) any change which results in the lowering of the then-current rating on the Bonds; and provided, further, that in the event a Supplemental Indenture is entered into in accordance with this Section, a corresponding supplemental indenture, if appropriate under the circumstances, shall be entered into with respect to the Series 1994B Indenture.

      If at any time the Issuer shall request the Trustee to enter into any such Supplemental Indenture for any of the purposes of this Section, the Trustee shall cause notice of the proposed execution of such Supplemental Indenture to be mailed to each Bondowner, each owner of Series 1994B Bonds and the Credit Enhancer (and a copy of such proposed Supplemental Indenture shall be mailed with such notice to the Credit Enhancer. Such notice shall briefly set forth the nature of the proposed Supplemental Indenture and shall state that copies thereof are on file at the Principal Office of the Trustee for inspection by all Bondowners and owners of the Series 1994B Bonds and a copy of such proposed supplemental Indenture shall be mailed with such notice to the Credit Enhancer. If within 60 days or such longer period as shall be prescribed by the Issuer following the mailing of such notice, the Credit Enhancer and the Owners (within the meaning of this Indenture and the Series 1994B Indenture) of not less than fifty-one percent (51%) in aggregate principal amount of the Bonds and the Series 1994B Bonds then outstanding at the time of the execution of any such Supplemental Indenture shall have consented to and approved the execution thereof as herein provided, no Owner of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof. Upon the execution of any such Supplemental Indenture as in this Section permitted and provided, this Indenture shall be and be deemed to be modified and amended in accordance therewith.

      Section 1003. Borrower's Consent to Supplemental Indentures. Anything herein to the contrary notwithstanding, a Supplemental Indenture under this Article which affects any rights or obligations of the Borrower shall not become effective unless and until the Borrower shall have consented in writing to the execution and delivery of such Supplemental Indenture. In this regard, the Trustee shall cause notice of the proposed execution and delivery of any such Supplemental Indenture together with a copy of the proposed Supplemental Indenture to be mailed to the Borrower at least 15 days prior to the proposed date of execution and delivery of any such Supplemental Indenture. Under no circumstances shall a failure by the Borrower to respond to such notice be construed as a consent for these purposes.

      Section 1004. Opinion of Bond Counsel. Notwithstanding anything to the contrary in Sections 1001 or 1002, before the Issuer or the Trustee enter into any supplemental indenture pursuant to Section 1001 or 1002. there shall have been delivered to the Issuer, the Trustee, the Borrower and the Credit Enhancer an Opinion of Bond Counsel stating that such supplemental indenture is authorized or permitted by this Indenture and the Act, complies with their respective terms, will, upon the execution and delivery thereof, be valid and binding upon the Issuer in accordance with its terms and will not adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes.


                               [End of Article X]

                                   ARTICLE XI

                   AMENDMENT OF AGREEMENT AND CREDIT FACILITY

      Section 1101. Amendments, Changes or Modifications to the Agreement and Credit Facility Not Requiring Consent of Bondowners. So long as such does not cause the then-current rating on the Bonds to be lowered, the Trustee, with the prior written consent of the Credit Enhancer, may, without the consent of or notice to the Bondowners or the owners of the Series 1994B Bonds, consent to any amendment, change or modification of the Agreement and the Credit Facility, as may be required (i) by the provisions of such documents and this Indenture, (ii) for the purpose of curing any ambiguity or formal defect or omission in such documents, or in connection with any other change therein which, in the judgment of the Trustee, is not to the material prejudice of the Trustee or the Bondowners or the owners of the Series 1994B Bonds, (iii) so as to more precisely identify the Project or substitute or add additional property thereto,
(iv) to conform the Agreement or the Credit Facility to the Code or other or future applicable Federal law concerning tax-exempt obligations or (v) in connection with any other change therein which, in the sole judgment of the Trustee, does not materially adversely affect the interests of the Bondowners or the owners of the Series 1994B Bonds; provided that, in the event a Supplemental Indenture is entered into with respect to any of the matters referred to in (i) through (iii) and (v) above, a corresponding Supplemental Indenture, if appropriate under the circumstances, shall be entered into with respect to the Series 1994B Indenture. In exercising such judgment, the Trustee may rely on the opinions of such counsel as it may select.

      Section 1102. Amendments, Changes or Modifications to the Agreement and Credit Facility Requiring Consent of Bondowners. except as provided for in
Section 1101 hereof, the Trustee shall not consent to any amendment, change or modification of the Agreement or the Credit Facility without the mailing of notice and the obtaining of the written approval or consent of the Credit Enhancer and the Owners (within the meaning of this Indenture and the Series 1994B Indenture) of not less than fifty-one percent (51%) in aggregate principal amount of the Bonds and the Series 1994B Bonds at the time outstanding given and obtained as provided in Section 1002 hereof (including any consents that may be given in connection with an exchange or tender offer); provided, however, that no such amendment, change or modification to such documents shall be entered into which permits, without the consent of the Owners (within the meaning of this Indenture and the Series 1994B Indenture) of 100% of the Bonds and the Series 1994B Bonds then outstanding, the Issuer, the Trustee and the Credit Enhancer, (a) a reduction of the maturity or expiration date of the Credit Facility, or (b) a change in the timing of payments under or the amounts required to be paid under the Credit Facility, or (c) a lowering of the then-current credit rating on the Bonds; and provided, further, that in the event a Supplemental Indenture is entered into in accordance with this Section, a corresponding supplemental indenture, if appropriate under the circumstances, shall be entered into with respect to the Series 1994B Indenture. If at any time the Issuer, the Credit Enhancer and the Borrower shall request the consent of the Trustee to any such proposed amendment, change or modification to such documents, the Trustee shall cause notice of such proposed amendment, change or modification to such documents to be given in the same manner as provided by
Section 1002 hereof with respect to Supplemental Indentures and the corresponding supplemental indentures with respect to the Series 1994B Bonds. Such notice shall briefly set forth the nature of such proposed amendment, change or modification to such documents and shall state that copies of the same are on file at the Principal Office of the Trustee for inspection by all Bondowners and a copy of such proposed amendment, change or modification to such document shall be mailed with such notice to the Credit Enhancer.

      Section 1103. Opinion of Bond Counsel. Anything to the contrary in Sections 1101 or 1102 notwithstanding, before the Trustee shall consent to any amendment of the Agreement or the Credit Facility there shall have been delivered to the Trustee, the Borrower and the Credit Enhancer an Opinion of Bond Counsel stating that such amendment is authorized or permitted by this Indenture and the Act, complies with their respective terms, will, upon the execution and delivery thereof, be valid and binding upon the Issuer (if the Issuer is a party thereto) in accordance with its terms and will not adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes.


                               [End of Article XI]

                                   ARTICLE XII

                     SATISFACTION AND DISCHARGE OF INDENTURE

      Section 1201. Defeasance. If the Bonds are in an Interest Mode other than a Weekly Mode or Monthly Mode and if the Issuer shall pay or provide for the payment (other than by the Credit Enhancer) of any Bond or Bonds Outstanding in any one or more of the following ways:

      (a) by paying or causing to be paid, from Available Moneys, the principal of (including redemption premium, if any) and interest on such Bonds, as and when the same become due and payable;

      (b) by depositing with the Trustee, in trust and irrevocably setting aside exclusively for such payment, at or before maturity, Available Moneys in an amount sufficient to pay or redeem (when redeemable) Bonds (including the payment of redemption premium, if any, and interest payable on such Bonds to the maturity or redemption date thereof), provided that such moneys, if invested, shall be invested in Government Securities which are not subject to redemption and payment prior to maturity except at the option of the holder thereof ("Non-Callable Government Securities") in an amount and with maturities, without consideration of any income or increment to accrue thereon, sufficient to pay or redeem (when redeemable) and discharge the indebtedness on such Bonds at or before their respective maturity dates, to pay the interest thereon as it comes due;

      (c) by delivering to the Trustee, for cancellation by it, such Bonds; or

      (d) by depositing with the Trustee, in trust, Non-Callable Government Securities acquired with Available Moneys in such amounts as are certified to the Trustee to be fully sufficient, together with other Available Moneys deposited therein and together with the income or increment to accrue thereon, without consideration of any reinvestment thereof, to pay or redeem (when redeemable) and discharge the indebtedness on such Bonds at or before their respective maturity dates, to pay the interest thereon as it comes due;

then such Bond or Bonds shall be deemed to be paid within the meaning of this Article and shall cease to be entitled to any lien, benefit or security under this Indenture, except for the purposes of any such payment from such moneys or Government Securities and except for the purposes of registration, transfer and exchange of such Bonds. If all the Bonds are not to be redeemed within 30 days, the Trustee shall mail, as soon as practicable, in the manner prescribed by
Article IV hereof, a notice to the owners of such Bonds that the deposit required by (b) or (d) above has been made with the Trustee and that said Bonds are deemed to have been paid in accordance with this Article and stating the maturity or redemption date upon which moneys are to be available for the payment of the principal of or redemption price, if applicable, on said Bonds as specified in (1)) or (d) above.

      Notwithstanding the foregoing, in the case of the Bonds which by their terms may be redeemed prior to the stated maturities thereof, no deposit under clauses (b) or (d) of the immediately preceding paragraph shall be deemed a payment of such Bonds as aforesaid until, as to all such Bonds which are to be redeemed prior to their respective stated maturities and as to

Bonds subject to interest rate adjustment prior to maturity which shall be redeemed prior to the next Interest Adjustment Date, proper notice of such redemption shall have been given in accordance with Article IV of this Indenture or irrevocable instructions shall have been given to the Trustee to give such notice at the time when such notice may be given pursuant to the provisions of this Indenture.

      Notwithstanding any provisions of any other Section of this Indenture which may be contrary to the provisions of this Section, all Available Moneys or Non-Callable Government Securities or other investments acceptable to the Credit Enhancer set aside and held in trust pursuant to the provisions of this Section for the payment of Bonds (including redemption premium thereon, if any, and interest) shall be applied to and used solely for the payment of the particular Bonds (including redemption premium thereon, if any, and interest) with respect to which such Available Moneys and Non-Callable Government Securities or other investments acceptable to the Credit Enhancer have been so set aside in trust.

      The Issuer may at any time surrender to the Trustee for cancellation by it any Bond previously authenticated and delivered which the Issuer may have acquired in any manner whatsoever, and such Bonds, upon such surrender and cancellation, shall be deemed to be paid and retired.

      Section 1202. Satisfaction and Discharge of the Indenture. If the Issuer shall pay the principal of, redemption premium, if any, and interest on all of the Bonds Outstanding in accordance with their terms, or shall provide for such payment as provided in Section 1201 hereof, and if the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer, then and in that case this Indenture and the estate and rights granted hereunder shall cease, terminate and become null and void, and thereupon the Trustee shall, upon Written Request of the Issuer, and an Opinion of Counsel, each stating that in the opinion of the signers all conditions precedent to the satisfaction and discharge of this Indenture have been complied with, forthwith execute proper instruments acknowledging satisfaction of and discharging this Indenture and the lien hereof; provided that, with respect to Bonds for which payment has been provided at the time but which has not in fact been paid, the liability of the Issuer in respect of such Bonds shall continue provided that the Owners thereof shall thereafter be entitled to payment only out of the moneys or Government Securities deposited with the Trustee as provided in this Article. The satisfaction and discharge of this Indenture shall be without prejudice to the rights of the Trustee to charge and be reimbursed by the Issuer and the Borrower for any expenditures which it may thereafter incur in connection herewith.

      Notwithstanding the release and discharge of the lien of this Indenture as provided above, those provisions of this Indenture relating to the maturity of the Bonds, interest payments and dates thereof, tender and purchase provisions, exchange and transfer of Bonds, replacement of mutilated, destroyed, lost, stolen or Undelivered Bonds, the safekeeping and cancellation of Bonds, nonpresentment of Bonds, the holding of moneys in trust, redemption of Bonds and the duties of the Trustee, the Bond Registrar, the Paying Agent and the Remarketing Agent in connection with all of the foregoing, remain in effect and shall be binding upon the Trustee and the Bondowners.

      The Issuer is hereby authorized to accept a certificate by the Trustee that the whole amount of the principal, redemption premium, if any, and interest so due and payable upon all of the Bonds then Outstanding has been paid or such payment provided for in accordance with
Section 1201 hereof as evidence of satisfaction of this Indenture, and upon receipt thereof shall cancel and erase the inscription of this Indenture from its records.

      All moneys, funds, securities or other property remaining on deposit in all Funds or Accounts established under this Indenture (other than said moneys or Government Securities or other investments deposited in trust as above provided) shall, upon the full satisfaction of this Indenture, forthwith be transferred, paid over and distributed to the Credit Enhancer and the Borrower in the manner provided in Section 510 hereof.

      If there is a release and discharge of the lien of this Indenture as provided above, the Trustee shall so notify the Rating Agency.

      Section 1203. When Refunding is Not Permitted. None of the Bonds Outstanding hereunder may be refunded nor may this Indenture be discharged if under any circumstances the interest on the Bonds is thereby made subject to federal income taxation. In determining the foregoing, the Trustee may rely upon an Opinion of Bond Counsel (which opinion may be based upon a ruling or rulings of the Internal Revenue Service) to the effect that the interest on the Bonds proposed to be refunded will not be subject to federal income taxation, notwithstanding the satisfaction and discharge of this Indenture.


                              [End of Article XII]

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

      Section 1301. Consents and Other Instruments by Bondowners. Any consent, request, direction, approval, objection or other instrument required by this Indenture to be signed and executed by the Bondowners may be in any number of concurrent writings of similar tenor and may be signed or executed by such Bondowners in person or by agent appointed in writing. Proof of the execution of any such instrument or of the writing appointing any such agent and of the ownership of Bonds, if made in the following manner, shall be sufficient for any of the purposes of this Indenture except for the assignment of the ownership of any Bond which proof shall be made by signature guaranty, and shall be conclusive in favor of the Trustee with regard to any action taken, suffered or omitted under any such instrument, namely:

      (a) The fact and date of the execution by any person of any such instrument may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgments within such jurisdiction that the person signing such instrument acknowledged before him the execution thereof, or by affidavit of any witness to such execution.

      (b) The fact of ownership of Bonds and the amount or amounts, numbers and other identification of such Bonds, and the date of holding the same shall be proved by the Bond Register.

      In determining whether the Owners of the requisite principal amount of Bonds Outstanding have given any request, demand, authorization, direction, notice, consent or waiver under this Indenture, Bonds owned by, or held by or for the account of, the Issuer, the Borrower or any Affiliated Party of the Borrower shall be disregarded and deemed not to be Outstanding under this Indenture, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which the Trustee knows to be so owned shall be so disregarded. Notwithstanding the foregoing, Bonds (including Pledged Bonds) so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Issuer, the Borrower or any Affiliated Party of the Borrower.

      Section 1302. Notices. Except as otherwise provided herein, it shall be sufficient service of any notice, request, complaint, demand or other paper required by this Indenture to be given to or filed with the Issuer, the Trustee, the Credit Enhancer, the Remarketing Agent, the Borrower or the Bondowners if the same shall be duly mailed by first-class mail, postage pre-paid, certified or registered mail, or sent by telegram, telecopy or telex or other similar communication, or when given by telephone, confirmed in writing by first-class mail, postage pre-paid, certified or registered mail, or sent by telegram, telecopy or telex or other similar communication, on the same day, addressed:

      (a)   To the Issuer at:

                 South Carolina Jobs-Economic Development Authority 1201 Main Street, Suite 1750
                 Columbia, South Carolina 29201
                 Attention:  Executive Director
                 Telephone:  (803) 737-0079
                 Telecopier: (803) 737-0016

      (b)   To the Trustee and Tender Agent at:

                 Mark Twain Bank
                 8820 Ladue Road
                 St. Louis, Missouri 63124
                 Attention:  Corporate Trust Division
                 Telephone:  (314) 889-0753
                 Telecopier: (314) 889-0736

      (c)   To the Credit Enhancer at:

                 Heller Financial, Inc.
                 500 West Monroe Street, 12th Floor
                 Chicago, Illinois 60661
                 Attention: Portfolio Manager, Portfolio Organization,
                              Corporate Finance Group
                 Telephone:  (312) 441-7500
                 Telecopier: (312) 441-7367

                 With a copy to Legal Department, Portfolio Organization, Corporate Finance Group

      (d)   To the Remarketing Agent at:

                 Stern Brothers & Co.
                 8000 Maryland Avenue, Suite 1020
                 St. Louis, Missouri 63105
                 Attention:  Mr. Terrence M. Finn
                 Telephone:  (314) 727-5519
                 Telecopier: (314) 727-7313

     (e)   To the Borrower at:

                 Roller Bearing Company of America, Inc.
                 140 Terry Drive
                 Newtown, Pennsylvania 18940
                 Attention:  Chief Financial Officer
                 Telephone:  (215) 579-4300
                 Telecopier: (215) 579-4318

          With a copy to:

                 Gibson, Dunn & Crutcher
                 2029 Century Park East, Suite 4000
                 Los Angeles, California 90067
                 Attention:  Bruce D. Meyer
                 Telephone:  (310) 552-8686
                 Telecopier: (310) 277-5827

      (f)   To the Bondowners:

                 Addressed to each of the Owners of all Bonds at the time Outstanding, as shown by the Bond Register.

      (g)   Initially, to the Rating Agency at:

                 Standard & Poor's Ratings Group
                 25 Broadway
                 New York, New York 10004
                 Attention:  LOC Rating Surveillance
                 Telephone: (212) 208-1846
                 Telecopier: (212) 208-0031

      All notices given by first-class mail, certified or registered mail, postage prepaid, as aforesaid shall be deemed duly given as of the third day after the same are so mailed; provided that notices shall be deemed given as of the date they are sent by telecopy or otherwise received. A duplicate copy of each notice, certificate or other communication given hereunder by either the Issuer or the Trustee to the other shall also be given to the Borrower, the Remarketing Agent and the Credit Enhancer. In the event of notice to any party other than the Issuer or the Trustee, a copy of the notice shall be provided to the Borrower, the Remarketing Agent and the Credit Enhancer. In addition, the Trustee shall send to the Credit Enhancer, the Borrower, the Tender Agent and the Remarketing Agent a copy of each notice sent to the Bondowners. The Issuer, the Trustee, the Tender Agent, the Borrower, the Credit Enhancer and the Remarketing Agent may from time to time designate, by notice given hereunder to the others of such parties, such other address to which subsequent notices, certificates or other communications shall be sent.

      Section 1303. Limitation of Rights Under the Indenture. With the exception of rights herein expressly conferred and as otherwise provided in this Section, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or shall be construed to give any person other than the parties hereto, the Borrower, the Credit Enhancer and the Owners of the Bonds, any right, remedy or claim under or in respect to this Indenture. This Indenture and all of the covenants, conditions and provisions hereof are, except as otherwise provided in this Section, intended to be and are for the sole and exclusive benefit of the parties hereto, the Borrower, the Credit Enhancer and the Owners of the Bonds as herein provided.

      The Trustee and the Issuer acknowledge and agree that each of the Borrower, the Credit Enhancer, the Remarketing Agent and the Tender Agent is a third-party beneficiary of those provisions herein which relate to the making of payments or giving of notice to or consents by or following the directions of or the performance of other acts to benefit it, and all such provisions shall be enforceable by such parties, and in addition acknowledge and agree that the Credit Enhancer shall for all purposes hereunder be treated as the Owner of Pledged Bonds.

      Section 1304. Suspension of Mail Service. If, because of the temporary or permanent suspension of mail service or for any other reason, it is impossible or impractical to mail any notice in the manner herein provided, then such delivery of notice in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient notice.

      Section 1305. Business Days. If any date for the payment of principal of, redemption premium, if any, or interest on the Bonds or the taking of any other action hereunder is not a Business Day, then such payment shall be due, or such action shall be taken, on the first Business Day thereafter with the same force and effect as if made on the date fixed for payment or performance.

      Section 1306. Immunity of Officers,. Employees and Members of Issuer. No recourse shall be had for the payment of the principal of or redemption premium, if any, or interest on any of the Bonds or for any claim based thereon or upon any obligation, covenant or agreement in this Indenture contained against any past, present or future officer, member, employee or agent of the Issuer, or of any successor body, as such, either directly or through the Issuer or any successor body, under any rule of law or equity, statute or constitution, or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such officers, members, employees or agents as such is hereby expressly waived and released as a condition of and consideration for the execution of this Indenture and the issuance of such Bonds.

      Section 1307. Credit Enhancer's Remedial Rights. The Issuer and the Trustee on behalf of the Bondowners hereby acknowledge and agree that should the Credit Enhancer exercise certain of its remedial rights under the Credit Documents, the Credit Enhancer (or an Affiliate or designee thereof) may become successor in interest to the Borrower under the Agreement. No such exercise of the Credit Enhancer's rights under the Credit Documents, or succession of the Credit Enhancer (or an affiliate or designee thereof) to the interest of the Borrower under the Agreement, shall require, as a condition precedent, either
(i) the further consent of the Issuer, the Trustee or the Bondowners, or (ii) the acceleration of the Bonds (unless the Credit Enhancer elects such in its sole discretion).

      Section 1308. Severability. If any provision of this Indenture shall be held or deemed to be invalid, inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstances, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatever. The invalidity of any one or more phrases, sentences, clauses or Sections in this Indenture contained shall not affect the remaining portions of this Indenture, or any part thereof.

      Section 1309. Complete Agreement. The Issuer and the Trustee understand that oral agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable. To protect the Issuer and the Trustee from misunderstanding or disappointment, any agreements the Issuer and the Trustee reach covering such matters are contained in this Indenture, which is the complete and exclusive statement of the agreement between the Issuer and the Trustee, except as the Issuer and the Trustee may later agree in writing (subject to the provisions of Article X of this Indenture) to modify this Indenture.

      Section 1310. Execution in Counterparts. This Indenture may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      Section 1311. Governing Law. This Indenture shall be governed exclusively by and construed in accordance with the applicable laws of the State of South Carolina.


                              [End of Article XIII]

      IN WITNESS WHEREOF, the South Carolina Jobs-Economic Development Authority has caused these presents to be signed in its name and behalf and its corporate seal to be hereunto affixed and attested by its duly authorized officers, and to evidence its acceptance of the trusts hereby created, the Trustee, has caused these presents to be signed in its name and behalf and its corporate seal to be hereunto affixed and attested by its duly authorized officers, all as of the day and year first above written.

                                       SOUTH CAROLINA JOBS-ECONOMIC DEVELOPMENT
                                       AUTHORITY



                                       By /s/ Robert L. Mobley
                                          --------------------------------------
                                          Chairman, Board of Directors

(SEAL]

ATTEST:



/s/ [ILLEGIBLE]
---------------------------------
Executive Director

                                       MARK TWAIN BANK as Trustee By



[SEAL]                                 By /s/ [ILLEGIBLE]
                                          --------------------------------------
                                          Vice President

ATTEST:



/s/ [ILLEGIBLE]
---------------------------------
Assistant Secretary

                                    EXHIBIT A

                                    BOND FORM

                             (Form of Face of Bond)

REGISTERED                                                            REGISTERED
NO. R-                                                               $__________

                            UNITED STATES OF AMERICA
                             State of South Carolina

               SOUTH CAROLINA JOBS-ECONOMIC DEVELOPMENT AUTHORITY
                              VARIABLE RATE DEMAND
                       INDUSTRIAL DEVELOPMENT REVENUE BOND
                (Roller Bearing Company of America, Inc. Project)
                                  Series 1994A

Interest Rate:     Maturity Date:          Dated Date:        CUSIP:
--------------     --------------          -----------        ------
                 September 1, 2017

Registered Owner:

Principal Amount:                                                        Dollars

      THIS BOND AND THE RELATED CREDIT FACILITY INITIALLY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, BONDS THAT ARE SUBJECT TO THE BENEFITS OF THE CREDIT FACILITY MAY BE SOLD, REMARKETED, OR OTHERWISE TRANSFERRED ONLY IN TRANSACTIONS IN WHICH THE BONDS AND THE RELATED CREDIT FACILITY ARE REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES STATUTES OR IN TRANSACTIONS IN WHICH THE BONDS AND THE RELATED CREDIT FACILITY ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE ISSUER AND THE CREDIT ENHANCER HAVE NO OBLIGATION TO CAUSE THE BONDS OR THE CREDIT FACILITY TO BE REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR TO COMPLY WITH ANY EXEMPTION THAT MAY BE AVAILABLE UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, INCLUDING, WITHOUT LIMITATION, RULE 144A UNDER THE SECURITIES ACT. THE TRANSFER RESTRICTIONS DESCRIBED HEREIN DO NOT PRECLUDE THE REGISTERED OWNER OF THIS BOND FROM TENDERING THIS BOND TO THE TENDER AGENT AS DESCRIBED HEREIN. THE HOLDER HEREOF AGREES THAT ANY TRANSFER OF THIS BOND WILL BE IN ACCORDANCE WITH THE INDENTURE (AS DESCRIBED HEREIN).

      THIS BOND IS SUBJECT TO MANDATORY TENDER FOR PURCHASE AT THE TIME AND IN THE MANNER HEREINAFTER DESCRIBED, AND MUST BE SO TENDERED OR WILL BE

DEEMED TO HAVE BEEN SO TENDERED UNDER CERTAIN CIRCUMSTANCES DESCRIBED HEREIN.

      The South Carolina Jobs-Economic Development Authority (the "Issuer"), a body politic and corporate and an agency of the State of South Carolina, for value received hereby acknowledges itself obligated to, and promises to pay, the Registered Owner identified above, or registered assigns, but only out of the sources pledged for that purpose as hereinafter provided, and not otherwise, on the Maturity Date set forth above or on prior redemption of the Principal Amount above and interest thereon from the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or for which due provision has been made or, if no interest has been paid, from the Dated Date set forth above, at the rate of interest per annum determined as set forth herein, until the Issuer's obligation with respect to payment of said Principal Amount is discharged.

      Principal of, redemption premium, if any, and interest on this Bond are payable in any coin or currency of the United States of America which, at the respective dates of payment thereof, is legal tender for the payment of public and private debts, and such principal and premium, if any, on this Bond shall be payable at the Principal Office of Mark Twain Bank, St. Louis, Missouri, as trustee (the "Trustee"), and, with respect to Tender Price, at the Principal Office of Mark Twain Bank, St. Louis, Missouri, as tender agent (the "Tender Agent") upon presentation and surrender of this Bond. Payment of interest on this Bond will be made by check or draft of the Trustee mailed to the person in whose name this Bond is registered on the Bond Register as of the close of business of the Trustee on the Record Date for such Interest Payment Date, except that interest not duly paid or provided for when due will be payable to the person in whose name this Bond is registered at the dose of business on the Business Day immediately preceding the date of payment of such defaulted interest as provided for in the hereinafter referred to Indenture. In the case of an interest payment to any Owner of $1,000,000 or more in aggregate principal amount of Bonds as of the commencement of business of the Trustee on the Record Date for a particular Interest Payment Date or in the case of the purchase from an Owner of $1,000,000 or more in aggregate principal amount of Bonds on the Tender Date, payment of interest or the Tender Price, as applicable, will be made by wire transfer to such Owner upon written notice to the Trustee from such Owner containing the wire transfer address (which shall be in the continental United States) to which such Owner wishes to have such wire directed and, with regard to interest payments, such written notice is given by such Owner to the Trustee not less than fifteen (15) days prior to such Record Date and regarding payment of the Tender Price, which written notice accompanies such Owner's Notice of Election to Tender Bonds.

      The Bonds and the interest thereon are limited obligations of the Issuer payable solely out of the Revenues and other moneys pledged thereto and held by the Trustee as provided in the Indenture and are secured by a transfer, pledge and assignment of and a grant of a security interest in the Trust Estate to the Trustee and in favor of the Owners of the Bonds, as provided in the Indenture. THE BONDS AND THE PREMIUM, IF ANY, AND INTEREST THEREON (INCLUDING ANY AMOUNTS PAYABLE IN CONNECTION WITH ANY PREPAYMENT OR PURCHASE OF THE BONDS) ARE LIMITED OBLIGATIONS OF THE ISSUER; THE PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST ON THE BONDS (INCLUDING ANY AMOUNTS PAYABLE IN CONNECTION WITH ANY PURCHASE OF THE BONDS) ARE PAYABLE SOLELY FROM THE REVENUES OR MONEYS TO BE RECEIVED IN CONNECTION WITH THE FINANCING OF THE PROJECT OR FROM ANY OTHER MONEYS MADE AVAILABLE TO THE ISSUER FOR SUCH PURPOSE; NEITHER THE BONDS NOR

THE INTEREST THEREON (INCLUDING ANY AMOUNTS PAYABLE IN CONNECTION WITH ANY PURCHASE OF THE BONDS) SHALL EVER CONSTITUTE AN INDEBTEDNESS OR A CHARGE AGAINST THE GENERAL CREDIT OF THE STATE, THE ISSUER, OR ANY POLITICAL SUBDIVISION OF THE STATE, OR OF THE TAXING POWERS OF THE STATE WITHIN THE MEANING OF ANY CONSTITUTIONAL OR STATUTORY LIMITATION AND SHALL NEVER CONSTITUTE OR GIVE RISE TO ANY PECUNIARY LIABILITY OF THE STATE, THE ISSUER, OR ANY POLITICAL SUBDIVISION OF THE STATE, THE BONDS DO NOT CONSTITUTE AN INDEBTEDNESS TO WHICH THE FAITH OR CREDIT OF THE STATE, THE ISSUER, OR ANY POLITICAL SUBDIVISION OF THE STATE, OR TAXING POWER OF THE STATE, IS PLEDGED.

      No recourse shall be had for the payment of the principal of, premium, if any or interest on, any of the Bonds or for any claim based thereon or upon any obligation, covenant or agreement in the Indenture contained, against any past, present or future director, trustee, officer, official, employee or agent of the Issuer, or any director, trustee, officer, official, employee or agent of any successor to the Issuer, as such, either directly or through the Issuer or any successor to the Issuer, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any director, trustee, officer, official, employee or agent, as such, is hereby expressly waived and released as a condition of and consideration for the execution of the Indenture and the issuance of any of the Bonds.

      Capitalized terms used herein shall have the meanings set forth in the Trust Indenture, dated as of September 1, 1994 (the "Indenture"), by and between the Issuer and the Trustee with respect to the Bonds unless otherwise defined herein.

      ADDITIONAL PROVISIONS OF THIS BOND ARE SET FORTH ON THE REVERSE HEREOF.

      This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been manually signed by an authorized officer of the Trustee.

      IT IS HEREBY CERTIFIED AND RECITED that all acts, conditions and things required to exist, to happen and to be performed precedent to and in the issuance of this Bond have existed, have happened and have been performed in due form, time and manner as required by law.

      IN WITNESS WHEREOF, the Issuer has caused this Bond to be executed and attested by the printed facsimile signatures of its duly authorized officers, and its corporate seal to be printed hereon, all as of the Dated Date shown above.

(SEAL]                                 SOUTH CAROLINA JOBS-ECONOMIC
                                       DEVELOPMENT AUTHORITY



                                       By       (Facsimile Signature)
                                          --------------------------------------
                                          Chairman, Board of Directors

ATTEST:

By   (Facsimile Signature)
  -----------------------------
  Executive Director

                           AUTHENTICATION CERTIFICATE

      The undersigned hereby certifies that this is one of the Bonds described in the within-mentioned Indenture.

Date of Authentication:____________


                                       MARK TWAIN BANK, as Trustee



                                       By
                                         ---------------------------------------
                                         Authorized Signatory

                            (Form of Reverse of Bond)

                               CERTAIN DEFINITIONS

      Unless otherwise defined herein, capitalized words and terms used in this Bond shall have the meanings ascribed to such terms in the Indenture. In addition, the following words and terms as used in this Bond shall have the following meanings:

      "Agreement" means the Loan Agreement, including the Exhibits attached thereto, dated as of the date of the Indenture, between the Issuer and the Borrower, with respect to the Bonds, as such Agreement may be from time to time amended, restated or supplemented in accordance with the provisions of the Agreement and the Indenture.

      "Alternate Credit Facility" means any alternate credit facility designated and qualified as such and provided in accordance with the Indenture.

      "Alternate Credit Facility Date" means a Business Day on or prior to the Termination Date on which the Borrower has complied with all requirements of the Indenture regarding the substitution of an Alternate Credit Facility for the Credit Facility then in effect.

      "Annual Mode" means an Interest Mode during which the interest rate on the Bonds is determined at twelve month intervals, as provided in the Indenture.

      "Authorized Denominations" means (i) in the case of Bonds in a Weekly Mode or Monthly Mode, $100,000 and any integral multiple of $5,000 in excess thereof;
(ii) in the case of Bonds in a Semiannual Mode, Annual Mode or Multiyear Mode, $5,000 or any integral multiple thereof, provided that if the Credit Facility is not exempt from registration under the Securities Act of 1933 and has not been registered thereunder, as amended, then the Authorized Denomination shall be $100,000 and any integral multiple of $5,000 in excess thereof; or (iii) in the case of a Bond which is a Pledged Bond, $100,000 or any integral multiple of $5,000 in excess thereof.

      "Bond Registrar" means the Trustee, when acting as such.

      "Business Day" means any day which is not (i) a Saturday, a Sunday or any other day on which banking institutions in the City of New York, New York or the city in which the principal corporate trust office of the Trustee, and the principal office of the Remarketing Agent, the Tender Agent or the Credit Enhancer is located, are required or authorized to close or (ii) a day on which the New York Stock Exchange is closed.

      "Credit Facility" means the letter of credit initially issued by Heller Financial, Inc. or any Alternate Credit Facility issued by the Credit Enhancer in substitution therefor in accordance with the Indenture, as the same may be amended, supplemented, extended or renewed from time to time in accordance with the Loan Agreement and the Indenture.

      "Financial Institution" means any qualified institutional buyer, as that term is defined from time to time in 17 C.F.R. ss.230.144A(a)(i) ("Rule 144A").

      "Immediate Notice" means notice by telephone, telegram, telex, telecopier or other telecommunication device to such phone numbers or addresses as are specified in the Indenture or such other phone number or address as the addressee shall have directed in writing, promptly followed by written notice by first-class mail postage prepaid to such addresses.

      "Interest Mode" means a period of time relating to the frequency with which the interest rate on the Bonds is determined pursuant to the Indenture, which Interest Mode may be a Weekly Mode, a Monthly Mode, a Semiannual Mode, an Annual Mode or a Multiyear Mode.

      "Interest Mode Adjustment Date" means a date on which the Interest Mode of the Bonds is changed from one Interest Mode to a different Interest Mode, and such date shall be an Interest Payment Date.

      "Interest Mode Adjustment Notice" means the notice of a new Interest Mode with respect to any Bonds in accordance with the Indenture.

      "Interest Payment Date" means the date on which an interest installment is required to be paid on the Bonds to the Owners thereof, (i) with respect to all Bonds other than Pledged Bonds, (1) as to the first Interest Period, October 3, 1994; (2) as to any Weekly Mode or Monthly Mode, the first Business Day of each month; (3) as to any Semiannual Mode, Annual Mode or Multiyear Mode, each September 1, and March 1, commencing with the first such September 1, or March 1 following the Interest Mode Adjustment Date, or the next succeeding Business Day thereafter if any such September 1, or March 1, is not a Business Day; and (4) an Interest Mode Adjustment Date; and (ii) with respect to Pledged Bonds, the first Business Day of each calendar month and the date of sale of Pledged Bonds.

      "Interest Period" means, with respect to the Bonds in any Interest Mode, the period from and including each Interest Payment Date for such Interest Mode to and including the day immediately preceding the following Interest Payment Date for such Interest Mode, except that the first Interest Period shall be the period from and including the date of original delivery of the Bonds to and including the day immediately preceding the first Interest Payment Date for the Bonds.

      "Mandatory Purchase Date" means each date designated by the Credit Enhancer for purchase of the Bonds in accordance with the Indenture.

      "Maximum Rate" means the lesser of (i) 15% per annum or (ii) the rate utilized in the Credit Facility for purposes of computing the interest component thereof.

      "Monthly Mode" means an Interest Mode during which the interest rate on the Bonds is determined in monthly intervals as set forth in the Indenture.

      "Multiyear Mode" means an Interest Mode during which the interest rate on the Bonds is determined at intervals of integral (greater than one) multiples of twelve months, as provided in the Indenture.

      "Notice of Election to Tender/Retain Bonds" means the Notice of Election to Tender/Retain Bonds in substantially the form attached to the Indenture delivered by a Bondowner to the Tender

Agent (i) which contain a demand for the purchase of Bonds on the Tender Date, or (ii) following receipt of a notice of a mandatory tender of Bonds which contain an election to retain Bonds. "Notice of Election to Tender Bonds" shall refer to those provisions of the Notice of Election to Tender/Retain Bonds which relate to the election to tender Bonds as provided in the Indenture. "Notice of Election to Retain Bonds" shall refer to those provisions of the Notice of Election to Tender/Retain Bonds which relate to the election to retain Bonds.

      "Rate Adjustment Date" means the date as of which the interest rate determined for an Interest Mode shall be effective, which (i) during a Weekly Mode shall be Thursday of each week (whether or not a Business Day); (ii) during a Monthly Mode shall be the first calendar day of each month; (iii) during a Semiannual Mode shall be the first calendar day of such Semiannual Mode which shall be September 1 or March 1 and the first day following each six-month period thereafter; and, (iv) during an Annual Mode or a Multiyear Mode shall be the first calendar day of such Annual Mode or Multiyear Mode, which shall be September 1, and thereafter the first calendar day following the completion of the then current Annual Mode or Multiyear Mode. The initial Rate Adjustment Date is September 15, 1994.

      "Rate Adjustment Notice" means the Rate Adjustment Notice to be mailed by the Trustee in the form and in accordance with the Indenture.

      "Rate Determination Date" means no later than 4:00 p.m., New York Time, on the Business Day immediately preceding a Rate Adjustment Date for a Weekly or a Monthly Mode, and on the third (3rd) Business Day immediately preceding a Rate Adjustment Date for a Semiannual Mode, Annual Mode or Multiyear Mode.

      "Rate Period" means the period from a Rate Adjustment Date to, but not including, the next Rate Adjustment Date.

      "Record Date" means, with respect to Bonds in a Semiannual Mode, an Annual Mode or a Multiyear Mode, the fifteenth calendar day, whether or not a Business Day of the month, preceding such Interest Payment Date, and, with respect to Bonds in a Weekly Mode or Monthly Mode, the fifth calendar day immediately preceding such Interest Payment Date.

      "Semiannual Mode" means an Interest Mode during which the interest rate on the Bonds is determined at six-month intervals as set forth in the Indenture.

      "Tender Agent" means initially the Trustee and any successor tender agent appointed pursuant to the Indenture. The Tender Agent shall act as Paying Agent as to Tendered Bonds.

      "Tender Date" means (a) each date designated by a Bondowner for purchase of any Bonds in accordance with the provisions of the Indenture, and (b) each date on which Bonds are required to be tendered in accordance with the provisions of the Indenture, including any Mandatory Purchase Date, whether or not such Bonds are actually tendered.

      "Tender Price" means 100% of the principal amount of any Bond tendered pursuant to the provisions of the Indenture plus interest accrued and unpaid thereon to, but not including, the Tender Date.

      "Tendered Bonds" means (a) any Bonds tendered by a Bondowner for purchase pursuant to the optional redemption provisions of the Indenture, and (b) any Bonds required to be tendered for purchase pursuant to the mandatory tender provisions of the Indenture, in each case whether or not such Bonds are actually tendered.

      "Termination Date" means (i) if the Credit Facility is not a letter of credit, the maturity or expiration date of the Credit Facility or (ii) if the Credit Facility is a letter of credit, the Interest Payment Date which is at least five (5) days preceding the date on which the Credit Facility is to expire pursuant to its terms, in each case including any extension of such maturity or expiration date.

      "Weekly Mode" means an Interest Mode during which the interest rate on the Bonds is determined in weekly intervals as set forth in the Indenture.

                               GENERAL PROVISIONS

      This Bond is one of a series of Bonds of the Issuer limited in aggregate original principal amount to $7,700,000 and designated as Variable Rate Demand Industrial Development Revenue Bonds (Roller Bearing Company of America, Inc. Project) Series 1994A (the "Bonds"). All of the Bonds are issued under a Trust Indenture dated as of September 1, 1994 (the "Indenture"), between the Issuer and the Trustee, to provide funds to make a loan (the "Loan") to Roller Bearing Company of America, Inc., a Delaware corporation (the "Borrower"), under a Loan Agreement dated as of September 1, 1994 (the "Agreement"), between the Issuer and the Borrower. The Loan shall provide funds to finance the Project (as defined in the Agreement) and to pay certain costs of issuance, all by the authority of and in full compliance with the provisions, restrictions and limitations of the Constitution and statutes of the State of South Carolina, including particularly Title 41, Chapter 43, Code of Laws of South Carolina 1976, as amended, and pursuant to proceedings duly had by the Issuer.

      Concurrently with the original issuance herewith, the Issuer has delivered its $3,000,000 aggregate original principal amount Variable Rate Demand Industrial Development Revenue Bonds (Roller Bearing Company of America, Inc. Project) Series 1994B (the "Series 1994B Bonds").

      TO INITIALLY SECURE THE PAYMENT OF THE PRINCIPAL OF AND INTEREST ON THE BONDS, THE BORROWER HAS CAUSED HELLER FINANCIAL, INC. A DELAWARE CORPORATION (THE "CREDIT ENHANCER"), TO DELIVER AN IRREVOCABLE TRANSFERABLE DIRECT-PAY LETTER OF CREDIT (THE "CREDIT FACILITY") TO THE TRUSTEE. SUBJECT TO CERTAIN CONDITIONS, THE CREDIT FACILITY MAY BE REPLACED BY AN ALTERNATE CREDIT FACILITY. UNDER THE CREDIT FACILITY, THE CREDIT ENHANCER IS OBLIGATED TO PAY AMOUNTS SUFFICIENT FOR THE PAYMENT OF (A) THE PRINCIPAL OF THE BONDS OR THE PORTION OF THE TENDER PRICE CORRESPONDING TO THE PRINCIPAL OF THE BONDS, AND (B) ACCRUED INTEREST ON THE BONDS OR THE PORTION OF THE TENDER PRICE OF THE BONDS CORRESPONDING TO ACCRUED INTEREST THEREON. THE CREDIT FACILITY IS SCHEDULED TO TERMINATE ON SEPTEMBER 15, 1999, UNLESS EXTENDED OR TERMINATED EARLIER PURSUANT TO ITS TERMS.

      Counterparts or copies of the Indenture and the other documents referred to herein are on file at the Principal Office of the Trustee in St. Louis, Missouri, and reference is hereby made thereto and to the documents referred to therein for the provisions thereof, including the provisions with respect to the rights, obligations, duties and immunities of the Issuer, the Trustee, the Credit Enhancer, the Borrower and the Registered Owners of the Bonds under such documents, to all of which the Registered Owner hereof, by acceptance of this Bond, assents. The Registered Owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. The Indenture and other documents referred to therein may be modified or amended to the extent permitted by and as provided therein. Upon the occurrence of certain Events of Default (as defined in the Indenture), all Bonds may be declared immediately due and payable as provided in the Indenture. Interest on the Bonds shall cease to accrue on the date of such declaration. Subject to the limitations provided for in the Indenture, this Bond may be exchanged for a like aggregate principal amount of Bonds in Authorized Denominations. Bonds are transferable by the Registered Owner thereof in person or by such Owner's attorney duly authorized in writing at the Principal Office of the Bond Registrar, but only in the manner and subject to the limitations provided for in the Indenture and upon surrender and cancellation of this Bond. Such limitations include a requirement that Bonds that are subject to the benefits of the Credit Facility may be sold, remarketed or otherwise transferred only in transactions in which the Bonds and the related Credit Facility are registered under the Securities Act and any applicable state securities statutes or in transactions in which the Bonds and the related Credit Facility are exempt from the registration requirements of the Securities Act and any applicable state securities laws, and any Bondowner desiring to effect such transfer is required to indemnify the Issuer, the Trustee and the Credit Enhancer against any liability, cost or expense (including attorneys' fees) that may result if the transfer is not so exempt, or is not made in accordance with such federal and state laws. Upon such transfer a new Bond or Bonds in Authorized Denominations for the same aggregate principal amount will be issued to the transferee in exchange. The Bond Registrar may require a Registered Owner, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture in connection with the exchange or transfer. The Issuer, the Tender Agent and the Trustee may treat the Registered Owner of this Bond as the absolute Owner for the purpose of receiving payment as herein provided and for all other purposes and none of them shall be affected by any notice to the contrary.

                            INTEREST RATE PROVISIONS

      (a) Generally. The interest rate on the Bonds shall be separately determined by Stern Brothers & Co., St. Louis, Missouri, or any successor or assign (the "Remarketing Agent"), as provided in the Indenture and as summarized below. In no event shall the interest rate borne by the Bonds at any time exceed the Maximum Rate. Interest accrued on the Bonds during each Interest Period shall be paid on the next succeeding Interest Payment Date and, while the Bonds are in a Weekly Mode or a Monthly Mode, shall be computed on the basis of a year of 365 or 366 days, as appropriate, for the actual number of days elapsed and, while the Bonds are in a Semiannual Mode, an Annual Mode or a Multiyear Mode, shall be computed on the basis of a year of 360 days and twelve 30-day months. Each determination of the interest rate for the Bonds, as provided in the Indenture, shall be conclusive and binding upon the Bondowners, the Issuer, the Borrower, the Tender Agent, the Remarketing Agent, the Credit Enhancer and the Trustee. Upon request, the Remarketing Agent shall give the Issuer, the Trustee, the Tender Agent, the Credit

Enhancer, the Borrower or any Bondowner Immediate Notice of the interest rate on the Bonds at any time.

      (b) Weekly Mode. The interest rate for Bonds in a Weekly Mode shall be determined in the following manner. On each Rate Determination Date, the Remarketing Agent shall determine the interest rate which such Bonds shall bear during the Rate Period following such Rate Determination Date. The interest rate so determined shall be effective on the Rate Adjustment Date. Promptly after each Rate Adjustment Date, the Remarketing Agent shall give written notice of the interest rate so set to the Trustee, the Credit Enhancer and the Borrower. On each Interest Payment Date the Trustee shall mail to each Bondowner a written statement showing the interest rates for such Bonds during the preceding Interest Period.

      (c) Monthly Mode. The interest rate for any Bonds in a Monthly Mode shall be determined in the following manner. On each Rate Determination Date, the Remarketing Agent shall determine the interest rate which such Bonds shall bear during the Rate Period following such Rate Determination Date. The interest rate so determined shall be effective on the Rate Adjustment Date. Promptly after each Rate Determination Date, the Remarketing Agent shall give written notice of the interest rate so set to the Borrower, the Credit Enhancer and the Trustee. On each Interest Payment Date the Trustee shall mail to each Bondowner a written statement showing the interest rates during the preceding Interest Period.

      (d) Semiannual Mode, Annual Mode or Multiyear Mode. The interest rate for Bonds in a Semiannual Mode, an Annual Mode or a Multiyear Mode shall be determined in the following manner. Not less than 30 days nor more than 35 days before each Rate Adjustment Date, the Remarketing Agent shall determine the interest rate (the "Preliminary Rate") which the Bonds would bear if such day were a Rate Determination Date. The Remarketing Agent shall give Immediate Notice of the Preliminary Rate to the Borrower, the Credit Enhancer and the Trustee. The Trustee shall thereupon mail, not less than 25 days prior to the Rate Adjustment Date, to each Bondowner a Rate Adjustment Notice. On the Rate Determination Date the Remarketing Agent shall determine the interest rate which each of such Bonds shall bear for each such Rate Period, which rate may be less than, equal to, or greater than the Preliminary Rate. By Immediate Notice on such Rate Determination Date, the Remarketing Agent shall give written notice of the interest rate so set to the Borrower, the Credit Enhancer, the Tender Agent and the Trustee, and the Trustee shall mail to all Bondowners written notice of the interest rate so determined.

      (e) Interest Modes. The Bonds shall initially be in a Weekly Mode. The Interest Mode for the Bonds may be changed from time to time at the option of the Borrower, with the prior written consent of the Credit Enhancer exercised as provided in the Indenture, to another Interest Mode on an Interest Payment Date on which the Bonds are subject to optional redemption pursuant to the Indenture at a redemption price equal to the principal amount thereof, plus accrued interest, without premium, as selected by the Borrower. The Borrower may exercise such option at any time by giving written notice not more than 60 nor less than 45 days prior to the Interest Mode Adjustment Date to the Issuer, the Trustee, the Remarketing Agent, the Tender Agent and the Credit Enhancer stating its election to convert the Interest Mode for the Bonds to another Interest Mode, which notice shall specify the new Interest Mode and the Interest Mode Adjustment Date. Such Interest Mode Adjustment Date shall be a Rate Adjustment Date for the Bonds in such new Interest Mode. Upon the exercise of such option by the Borrower and upon the Trustee's receipt of the prior written consent of the Credit Enhancer to the exercise of such option, not less than 30 days prior to the Interest Mode Adjustment Date, the Trustee shall mail an Interest Mode Adjustment Notice to each Owner of Bonds, and, in the event of a conversion to a Weekly Mode or a Monthly Mode from any other Interest Mode, a Notice of Election to Tender Bonds in substantially the form as provided in the Indenture.

                              REDEMPTION PROVISIONS

      The Bonds are subject to redemption prior to maturity as provided in the Indenture which redemption provisions are summarized as follows:

Optional Redemption. Bonds (other than any Bonds in a Multiyear Mode) are subject to redemption prior to maturity at the option of the Issuer upon instructions from the Borrower with the prior written consent of the Credit Enhancer, in whole or in part in Authorized Denominations, on any Interest Payment Date at 100% of the principal amount thereof plus accrued interest to the redemption date, first, from proceeds of a payment under the Credit Facility and, second, from other Available Moneys. Bonds in a Multiyear Mode are subject to redemption prior to maturity at the option of the Issuer upon instructions from the Borrower with the prior written consent of the Credit Enhancer, in whole or in part in Authorized Denominations, on any Interest Payment Date at the redemption prices set forth below plus accrued interest to the redemption date, first, from proceeds of a payment under the Credit Facility and, second, from other Available Moneys:

                      OPTIONAL REDEMPTION IN MULTIYEAR MODE

      Length of          Redemption Prices
    Multiyear Mode       as a Percentage of       Call Protection
     (In Years)*         Principal Amounts            Period*
    --------------       ------------------       ---------------

    Greater than 10      102% after 7 years           7 years
                         declining 1/2% per 12
                         months to 100%

    Less than or equal   102% after 4 years           4 years
    to 10 and greater    declining 1/2% per 12
    than 7               months to 100%

    Less than or equal   102% after 3 years           3 years
    to 7 and greater     declining 1% per 12
    than 5               months to 100%

    Less than or equal   101% after 2 years           2 years
    to 5 and greater     declining 1/2% per 6
    than 2               months to 100%

    Less than or equal   100 1/2% after 1 year        1 year
    to 2 and greater     declining 1/2% per 6
    than 1               months to 100%

----------
* Measured from and including the first day of such Rate Period.

Mandatory Redemption. The Bonds are also subject to mandatory redemption by the Issuer in each case, first, from proceeds of a payment under the Credit Facility and, second, from other Available Moneys at 100% of the principal amount thereof, without premium, plus accrued interest to the date of redemption (i) in whole on the earliest practicable date for which notice can be given, if a Determination of Taxability occurs with respect to the Bonds, (ii) immediately in whole, in the event the Trustee shall receive notice from the Credit Enhancer of the occurrence of a default under the Letter of Credit Agreement and irrevocable instructions to draw on the Credit Facility, such notice being conclusive and binding as to the occurrence of a default under the Letter of Credit Agreement, and (iii) in part on the earliest practicable date for which notice can be given, from proceeds of the Bonds remaining in the Project Fund on the Completion Date. In addition, the Bonds shall be subject to redemption by the Issuer, at the option and upon instructions from the Borrower with the prior written consent of the Credit Enhancer, in whole or in part at any time on the earliest practicable date for which notice can be given, upon the occurrence of a condemnation, loss of tide or casualty loss to the Project at 100% of the principal amount thereof, without premium, plus accrued interest to the date of redemption.

      The Trustee shall select Bonds for redemption as provided in the Indenture. The Trustee shall cause notice of any such redemption to be given as provided in the Indenture to the Registered Owner of the Bonds designated for redemption in whole or in part, at its address as shown on the Bond Register by mailing a copy of the redemption notice by first-class mail, postage prepaid, at least 15 and not more than 30 days prior to the redemption date. The failure of the Trustee to give notice to any Bondowner or any defect of such notice shall not affect the validity of the redemption of any other Bonds and provided further that no such prior notice of redemption is required for a mandatory redemption because of a default under the Letter of Credit Agreement. On the date fixed for redemption by notice given as provided in the Indenture, the Bonds so called for redemption shall become and be due and payable at the redemption price provided for redemption of such Bonds on such date.

                                TENDER PROVISIONS

      Optional Tender. While the Bonds are in a Weekly Mode or Monthly Mode, any Bond or portion thereof shall be purchased on the Tender Date by the Tender Agent on the demand of the Owner thereof, at the Tender Price, upon delivery to the Tender Agent on a Business Day at its Principal Office of an irrevocable written notice in the form of the Notice of Election to Tender Bonds which states (A) the principal amount and number of such Bond (and the portion of such Bond to be purchased if less than the full principal amount is to be purchased), the name and the address of such Owner and the taxpayer identification number, if any, of such Owner and (B) that such Bond, or portion thereof, is to be purchased on a day (which shall be the Tender Date), which day will be a Business Day which is at least seven (7) calendar days after the receipt by the Tender Agent of such Notice of Election to Tender Bonds. Such Notice of Election to Tender Bonds shall be deemed received on a Business Day if received by the Tender Agent no later than 3:00 p.m., New York Time, on such Business Day. Any Notice of Election to Tender Bonds received by the Tender Agent after 3:00 p.m., New York Time, shall be deemed received on the next succeeding Business Day.

      Any Owner of Bonds who has demanded purchase of its Bond or portion thereof as described above shall deliver such Bond (with an appropriate transfer of registration form executed in blank, together with a signature guaranty) (together with, in the case of any Bond with a specified Tender Date prior to an Interest Payment Date and after the related Record Date, a due-bill check in form satisfactory to the Tender Agent for interest due on such Bond on such Interest Payment Date) to the Tender Agent at its Principal Office prior to 10:30 a.m., New York Time, on the Tender Date specified in the aforesaid written notice.

Mandatory Tender.

            (1) On Termination Date or Interest Mode Adjustment Date. All Bonds are required to be tendered to the Tender Agent for purchase on the Termination Date or an Interest Mode Adjustment Date; provided, however, that if the credit enhancement requirements of the Indenture are met, there shall not be so tendered on the Termination Date or the Interest Mode Adjustment Date, as applicable, any Bonds or portion thereof which will be in Authorized Denominations with respect to which the Owners thereof have delivered to the Tender Agent by hand or by mail at its Principal Office a properly completed Notice of Election to Retain Bonds, together with a signature guaranty, on or prior to the fifth Business Day next preceding the Termination Date or the Interest Mode Adjustment Date, as applicable. Any Bondowner required to tender Bonds under this subsection (1) shall tender its Bonds to the Tender Agent for purchase at its Principal Office prior to 10:30 a.m., New York Time, on the Termination Date or the Interest Mode Adjustment Date, as applicable. The failure to tender Bonds on any such date is the equivalent of a tender and such Bonds shall be converted to Undelivered Bonds and replacement Bonds shall be executed, authenticated and delivered in the place of such Undelivered Bonds and such replacement Bonds may be offered and sold by the Remarketing Agent in accordance with the Indenture and Remarketing Agreement if the credit enhancement requirements of the Indenture are met.

            (2) On Alternate Credit Facility Date. While the Bonds are in an Interest Mode other than a Multiyear Mode, all Bonds are required to be tendered to the Tender Agent for purchase on an Alternate Credit Facility Date; provided, however, that there shall not be so tendered on the Alternate Credit Facility Date any Bonds or portion thereof which will be in Authorized Denominations with respect to which the Owners thereof have delivered to the Tender Agent by hand or by mail at its Principal Office a properly completed Notice of Election to Retain Bonds, together with a signature guaranty, on or prior to the fifth Business Day next preceding the Alternate Credit Facility Date. Any Bondowner required to tender Bonds under this subsection (2) shall tender its Bonds to the Tender Agent for purchase at its Principal Office prior to 10:30 a.m., New York Time, on the Alternate Credit Facility Date. The failure to tender its Bonds on any such date is the equivalent of a tender and such Bonds shall be converted to Undelivered Bonds and replacement Bonds shall be executed, authenticated and delivered in the place of such Undelivered Bonds and such replacement Bonds may be offered and sold by the Remarketing Agent in accordance with the Indenture and Remarketing Agreement if the credit enhancement requirements of the Indenture are met.

            (3) On Rate Adjustment Date During Semiannual Mode. Annual Mode and Multiyear Mode. While the Bonds are in a Semiannual Mode, Annual Mode or Multiyear Mode, all Bonds are required to be tendered to the Tender Agent for purchase on a Rate

      Adjustment Date; provided, however, that there shall not be so tendered on the Rate Adjustment Date any Bonds or portions thereof which will be in Authorized Denominations with respect to which the Owners thereof have delivered to the Tender Agent by hand or by mail at its Principal Office a properly completed Notice of Election to Retain Bonds, together with a signature guaranty, on or prior to the fifth Business Day next preceding a Rate Adjustment Date. Any Bondowner required to tender Bonds under this subsection (3) shall tender its Bonds to the Tender Agent for purchase at its Principal Office prior to 10:30 a.m., New York Time, on the Rate Adjustment Date. The failure to tender its Bonds on any such date is the equivalent of a tender and such Bonds shall be converted to Undelivered Bonds and replacement Bonds shall be executed, authenticated and delivered in the place of such Undelivered Bonds as provided in the Indenture and such replacement Bonds may be offered and sold by the Remarketing Agent in accordance with the Indenture and Remarketing Agreement if the credit enhancement requirements of the Indenture are met.

            (4) Mandatory Tender in Lieu of Acceleration on Default. Additionally, all Bonds are subject to mandatory tender for purchase on the Mandatory Purchase Date from the Bondowners by the Trustee for the account of the Credit Enhancer in lieu of acceleration of the Bonds and mandatory redemption, upon the occurrence of an event of default under the Letter of Credit Agreement and notice from the Credit Enhancer requiring the mandatory purchase of the Bonds. Upon receipt of notice from the Credit Enhancer directing the Trustee to purchase the Bonds and setting the Mandatory Purchase Date, which shall be a Business Day which is at least three (3) and no more than ten (10) calendar days after the receipt by the Trustee of such notice, the Trustee shall immediately request a payment under the Credit Facility to be received no later than 3:00 P.M., New York Time, on the Mandatory Purchase Date, and shall also send notice to the Bondowners of the mandatory purchase. On the Mandatory Purchase Date, the Tender Agent shall pay to the Bondowners the purchase price for the Bonds, which shall be an amount equal to 100% of the principal amount of any Bond tendered or deemed tendered plus accrued and unpaid interest thereon to the Mandatory Purchase Date. Any Bondowner required to tender Bonds under this subsection (4) shall tender its Bonds to the Tender Agent for purchase at its Principal Office prior to 10:30 A.M., New York Time, on the Mandatory Purchase Date. The failure to tender its Bonds on any such date is the equivalent of a tender and such Bonds shall be converted to Undelivered Bonds and replacement Bonds shall be executed, authenticated and delivered in the place of such Undelivered Bonds if the credit enhancement requirements of the Indenture are met.

Notice of Mandatory Tender. The Trustee shall give notice to Bondowners of the mandatory tender for Bonds on an Interest Mode Adjustment Date, on an Alternate Credit Facility Date, if the Bonds are in a Multiyear Mode, Annual Mode or Semiannual Mode on a Rate Adjustment Date, on the Termination Date and on the Mandatory Purchase Date in accordance with the provisions of the Indenture.

Failure to Give Notice. Failure by the Trustee to give any notice regarding a mandatory tender as provided in the Indenture, any defect therein or any failure by any Bondowner to receive any such notice shall not in any way change such Owner's obligation to tender the Bonds for purchase on any mandatory Tender Date.

Irrevocability of Election. Any election by a Bondowner to exercise the option to have its Bond or Bonds purchased, or any election by a Bondowner to retain its Bond or Bonds upon any mandatory Tender Date, shall be irrevocable upon delivery to the Tender Agent of the Notice of Election to Tender Bonds (together with, if required at the time of delivery of such notice, the Tendered Bonds) or of the Notice of Election to Retain Bonds, as the case may be. If any Owner of Bonds falls to deliver the Bonds described in such Owner's Notice of Election to Tender Bonds, such Bonds shall be converted to Undelivered Bonds. Replacement Bonds shall be executed, authenticated and delivered in place of such Undelivered Bonds as provided in the Indenture and such replacement Bonds may be offered and sold by the Remarketing Agent in accordance with the Indenture and Remarketing Agreement if the credit enhancement requirements of the Indenture are met.

Purchase of Tendered Bonds. Tendered Bonds shall be purchased from the Owners thereof on the Tender Date at the Tender Price which shall be payable solely from the following sources in the order of priority listed: (1) proceeds of the remarketing of such Tendered Bonds pursuant to the Remarketing Agreement and the Indenture which constitute Available Moneys; and (2) proceeds of a payment under the Credit Facility to purchase such Tendered Bonds.

      Notwithstanding any provision of the Indenture to the contrary, there shall be no purchases (other than a mandatory tender on the Termination Date or a mandatory purchase on the Mandatory Purchase Date) or sales of Bonds pursuant to the provisions of the Indenture relating to the tender of Bonds if there shall have occurred and be continuing certain Events of Default under the Indenture.

     =====================================================================

                               (FORM OF ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______

________________________________________________________________________________

(Please Print or Typewrite Name, Address and Social Security Number or Taxpayer Identification Number of Transferee) the within Bond and all rights therein, and hereby irrevocably constitutes and appoints _____________________ Attorney to transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _____________                   _________________________________________
                                       NOTICE: The signature to this Assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.

                                       Signature Guaranteed By:

                                       _________________________________________
                                       NOTICE: Signature(s) must be guaranteed
                                       by an eligible guarantor institution as
                                       defined by SEC Rule l7Ad-15 (17 CFR
                                       240.l7Ad-15).

                                       By_______________________________________
                                       Title____________________________________

     =====================================================================

      The following abbreviations, when used in the inscription on the face of the within Bond, shall be construed as though they were written out in full according to applicable laws or regulations.

      TEN COM     as tenants in common
      TEN ENT     as tenants by the entireties
      JT TEN      as joint tenants with right of survivorship and not as tenants in common

UNIF TRANS MIN ACT_____________________
                       (Cust)

Custodian__________________
               (Minor)

                                   under Uniform Transfers to Minors Act
                                   _______________________
                                          (State)

     Additional abbreviations may also be used though not in the above list.

     =====================================================================

                                  LEGAL OPINION

      I, the undersigned, Executive Director of the South Carolina Jobs-Economic Development Authority, hereby certify that the following is a true and correct copy of the approving legal opinion of Sinkler & Boyd, P.A., on the within Bond and the series of which said Bond is a part, except that it omits the date of such opinion; that said legal opinion was manually executed and was dated and issued as of the date of delivery of and payment for such Bonds, and is on file with _______________________________, the Trustee.



                                              facsimile
                                       -----------------------------------------
                                       Executive Director
                                       South Carolina Jobs-Economic  Development
                                       Authority


     =====================================================================


                                 (Legal Opinion)

                                    EXHIBIT B

                  INVESTMENT SECURITIES COLLATERAL REQUIREMENT

      Collateral securing Investment Securities must comply with the following requirements:

            (i) The Trustee or a third party acting solely as agent for the Trustee has possession of the collateral;

            (ii) The Trustee or a third party acting as agent for the Trustee shall have a first perfected security interest in the collateral free and clear of the claims of any third parties;

            (iii) The collateral will consist of Government Securities and will have a minimum market value (expressed as a percentage of the obligation) on a valuation date as follows:

                               Remaining Maturity

Frequency of
  Valuation    0*-1 yrs    1*-5 yrs   5*-10 yrs   10*-15 yrs   15*-30 yrs

Daily            103%        106%        107%        109%         116%
Weekly           104         112         114         120          125
Monthly          107         123         130         133          143
Quarterly        108         125         135         140          150

----------
*  Not inclusive

            (iv) In the event the collateral does not meet the requisite collateral percentage set forth in (iii) above on a valuation date, the party supplying the collateral shall have the following number of days to provide additional collateral in order to meet the requisite percentage:

      (a)   one business day for daily valuations,

      (b)   two business days for weekly valuations, and

      (c)   one month for monthly and quarterly valuations; and

            (v) The Trustee will liquidate the collateral and reinvest the proceeds in Investment Securities if the requisite collateral percentage is not maintained after the period set forth in (iv) above.

                                   EXHIBIT C

                                  [RESERVED.]

               South Carolina Jobs-Economic Development Authority
                              Variable Rate Demand
                      Industrial Development Revenue Bonds
                (Roller Bearing Company of America, Inc. Project)
                                  Series 1994A

                                    EXHIBIT D

                    NOTICE OF ELECTION TO TENDER/RETAIN BONDS

      The undersigned hereby irrevocably notifies _________________________, as Tender Agent, of its election to (check one)

      ___   (i)   present the Bonds described below and have such Bonds
                  purchased by the Tender Agent on ______, ___ (the "Tender
                  Date") at the Tender Price equal to 100% of the principal amount plus interest accrued and unpaid thereon, to, but not including, the Tender Date.

      ___   (ii)  retain the Bonds described below. The undersigned hereby acknowledges that any rating on the Bonds may be reduced or withdrawn after the date hereof. [If the Interest Mode is being adjusted from a Weekly Mode or Monthly Mode to any other
                  Interest Mode add the following: "and that the tender option terminates on such Interest Mode Adjustment Date"]

      This Notice shall not be accepted by the Tender Agent unless it is properly completed and received at its offices (specified below). Such Notice must be delivered to the Tender Agent on a Business Day by hand or by mail, at ______________________, Attention: Corporate Trust Department.

      Provisions Relating to Election to Retain Bonds. This Notice must be delivered to the Tender Agent on a Business Day by hand or by mail, at _____________________, Attention: Corporate Trust Department, on or prior to the fifth Business Day next preceding (i) a Rate Adjustment Date, (ii) an Interest Mode Adjustment Date, or (iii) an Alternate Credit Facility Date, as such terms are defined in the Indenture.

      AN OWNER'S EXERCISE OF THE OPTION TO RETAIN SUCH BOND IS IRREVOCABLE AND BINDING ON SUCH OWNER AND CANNOT BE WITHDRAWN.

      Provisions Relating to Election To Tender Bonds: The undersigned hereby agrees to sell, assign and transfer the Bonds to the Tender Agent, and hereby irrevocably constitutes and appoints the Tender Agent, as duly authorized attorney, to authorize the Trustee to transfer the Bonds on the books kept for registration thereof and to register such Bonds, with full power of substitution. The undersigned agrees to deliver to the Tender Agent, at ___________________________, Attention: Corporate Trust Department, the Bonds at or before 10:30 a.m., New York Time, on the Tender Date.

      AN OWNER'S EXERCISE OF THE OPTION TO HAVE SUCH BOND PURCHASED IS IRREVOCABLE AND BINDING ON SUCH OWNER AND CANNOT BE WITHDRAWN. IF ANY OWNER OF BONDS SHALL FAIL TO DELIVER THE BONDS DESCRIBED IN SUCH OWNER'S NOTICE, SUCH BONDS SHALL CONSTITUTE UNDELIVERED BONDS. REPLACEMENT BONDS

SHALL BE EXECUTED, AUTHENTICATED AND DELIVERED IN THE PLACE OF SUCH UNDELIVERED BONDS AS PROVIDED IN THE INDENTURE AND SUCH REPLACEMENT BONDS MAY BE OFFERED AND SOLD BY THE REMARKETING AGENT IN ACCORDANCE WITH THE REMARKETING AGREEMENT.

      The undersigned hereby directs the Tender Agent to make payment to the undersigned of the Tender Price of the Bonds, together with accrued interest thereon, and elects to receive payment of the Tender Price of the Bonds, in one of the following manners (check the desired method):

MANNER A __ by check or draft mailed to the Owner on the applicable Tender Date, upon surrender of the Bonds (if not submitted herewith) to the Tender Agent at the address specified above for hand delivery.

MANNER B __ by wire transfer of immediately available funds to account number
            __________ ________ at ________________________ (must be in continental United States) on the applicable Tender Date; provided however, that the undersigned may not utilize this Manner B to receive the Tender Price unless the undersigned is the Owner of and is tendering at least $1,000,000 aggregate principal amount of the Bonds and the wire transfer instructions are provided to the Tender Agent with this Notice.

      General Provisions. The Tender Agent's determination of whether this Notice is properly completed and the compliance with the delivery requirements set forth herein shall be binding on the undersigned.

                       Bond or Bonds (or Portions Thereof)
                      Presented For Purchase/To Be Retained

                              Amount thereof being
                               Tendered(1)/Amount
            Bond Number(s)               thereof being Retained(2)

            ____________                        _____________
            ____________                        _____________
            ____________                        _____________
            ____________                        _____________
                            Total
                            Amount:__________

      (1) Unless Bondowner is having all of his Bonds purchased, principal amount must be $100,000 or integral multiples of $5,000 in excess thereof if in the Weekly Mode or the Monthly Mode and $5,000 or integral multiples thereof if in the Semiannual Mode, Annual Mode and Multiyear Mode, with remaining principal of retained Bonds in Authorized Denominations.

      (2) must be a principal amount which is $100,000 or integral multiples of $5,000 in excess thereof if in the Weekly Mode or the Monthly Mode and $5,000 or integral multiples thereof if in the Semiannual Mode, Annual Mode and Multiyear Mode.

            Signature(s) *_________________________________

            Signature
            guaranteed by__________________________________

            _______________________________________________
            Print or Type Name

            _______________________________________________
            Street Address

            _______________________________________________
            City, State and Zip Code

            _______________________________________________
            Area Code and Telephone Number

            _______________________________________________
            Social Security Number or Taxpayer ID Number:

      * The signature(s) to this Notice must correspond with the name(s) of the Owner of any Bond(s) submitted herewith, as it appears on the books of the Tender Agent, in every particular without alteration, enlargement or any change whatsoever and such signature must be guaranteed by an eligible guarantor institution as defined by SEC Rule l7Ad-15 (17 CFR 240.l7Ad-15).

                                    EXHIBIT E

                             RATE ADJUSTMENT NOTICE

      This notice is being sent pursuant to the provisions of the Trust Indenture dated as of September 1, 1994 (the "Indenture") between the South Carolina Jobs-Economic Development Authority (the "Issuer") and
________________________, as Trustee (the "Trustee"). Capitalized terms used in this notice shall have the same meanings as in your Bond, unless otherwise defined. You are hereby notified as follows:

      1. The interest rate on the Issuer's Variable Rate Demand Industrial Development Revenue Bonds (Roller Bearing Company of America, Inc. Project) Series 1994A (the "Bonds"), will be adjusted on ________ (the "Rate Adjustment Date"). Your Bond will be purchased on the Rate Adjustment Date at a price of 100% of the principal amount thereof plus interest accrued and unpaid thereon to, but not including, the Tender Date, unless you elect to retain your Bond.

      2. The Remarketing Agent has notified the Trustee that the Preliminary Rate determined in accordance with the Indenture is __% (the "Preliminary Rate"). The actual interest rate for the Bonds shall be determined on the Rate Adjustment Date, which rate may be less than, equal to or greater than the Preliminary Rate. In order to retain all or any portion of your Bond (which portion shall be [$100,000] [$5,000] or an integral multiple thereof), you must deliver to ____________________________, at its principal corporate trust office at______________________, Attention: Corporate Trust Department, on or prior to the fifth (5th) Business Day preceding such date the attached Notice of Election to Retain Bonds.

      3. In addition, you are further notified that on the Rate Adjustment Date, the interest on your Bond will be established at a new interest rate and interest on your Bond will be payable at such newly established interest rate for the Interest Period commencing on the Rate Adjustment Date.



                                       ____________________________



                                       ___________________________________
                                       Title:_____________________________

                                    EXHIBIT F

                         INTEREST MODE ADJUSTMENT NOTICE

      This notice is being sent pursuant to the provisions of the Trust Indenture dated as of September 1, 1994 (the "Indenture"), between the South Carolina Jobs-Economic Development Authority (the "Issuer"), and
____________________, as Trustee. Capitalized terms used in this notice shall have the same meanings as in the Indenture.

      You are hereby notified as follows:

      1. An option has been exercised to convert the Interest Rate Mode applicable to the Issuer's Variable Rate Demand Industrial Development Revenue Bonds (Roller Bearing Company of America, Inc. Project) Series 1994A (the "Bonds"), from a(n) Weekly/Monthly/Semiannual/Annual/ Multiyear (____)-Year Mode to a(n) Weekly/Monthly/Semiannual/Annual/ Multiyear (__)-Year) Mode on ______ (the "Interest Mode Adjustment Date"). Unless you deliver a Notice of Election to Retain Bonds to _____________________________ (the "Tender Agent"), at its principal corporate trust office, at ________________________, Attention:
Corporate Trustee Department, in the form which is attached, your Bond will be purchased on such date at a price of 100% of the principal amount thereof plus interest accrued and unpaid thereon to, but not including, the Tender Date.

      2. If your Bond or any portion thereof is so purchased, payment therefor will be made on or after the tender date thereof upon presentation and surrender at the principal corporate trust office of the Tender Agent at __________________________, Attention: Corporate Trust Department, of such Bond, duly endorsed in blank for transfer (with all signatures guaranteed by an eligible guarantor institution as defined by SEC Rule l7Ad-15 (17 CFR 240.l7Ad-15)).

      3. In addition, you are further notified that:

            (A) Interest will no longer accrue to you on your Bond on and after the tender date thereof unless the Tender Agent has received directions from you not to so purchase your Bond as herein provided, and, other than the right to receive payment of the purchase price for your Bond, you shall then cease to have further rights under the Indenture;

            (B) You have the right to direct the Tender Agent not to purchase all or any portion of your Bond, which portion shall be $________ (the minimum authorized denomination for the new Interest Mode) or any integral multiple thereof, if you deliver the attached Notice of Election to Retain Bonds to the Tender Agent at its address above on or before the date occurring 5 days prior to the Interest Mode Adjustment Date; and

            (C) In the event you properly file a Notice of Election to Retain Bonds, the following will occur:

                  (i) After the Interest Mode Adjustment Date, the interest rate on the portion of your Bond not purchased will be determined in accordance with the Weekly/Monthly/Semiannual/Annual/Multiyear (__-year) Mode, with interest being paid on the [first Business Day of each month] [September 1 and March 1 of each year]; (and)

                  (ii) The Trustee will inform you of the Interest Rate on the portion of your Bond not purchased, on or soon after the Interest Mode Adjustment Date[; and] [.]

                  [THE FOLLOWING SHALL BE INSERTED ONLY IF THE BONDS WILL BE IN
            A WEEKLY MODE OR MONTHLY MODE]

                  [(iii) After the Interest Mode Adjustment Date, you may
            require the portion of your Bond not previously purchased to be purchased pursuant to Section 301 of the Indenture on a Tender Date specified by you as further described in the Indenture.]

Date: __________


                                   ____________________________,
                                   as Trustee



                                   By:__________________________________________
                                      Title:____________________________________

                                    EXHIBIT G

                       NOTICE OF ALTERNATE CREDIT FACILItY

                    THIS NOTICE WILL NOT BE GIVEN IF THE BONDS
                             ARE IN A MULTIYEAR MODE

                              NOTICE TO BONDOWNERS

      This notice is being sent pursuant to the provisions of the Trust Indenture dated as of September 1, 1994 (the "Indenture"), between the South Carolina Jobs-Economic Development Authority (the "Issuer") and
__________________________, as Trustee. Capitalized terms used in this notice shall have the same meanings as in the Indenture.

      You are hereby notified as follows:

      1. An Alternate Credit Facility issued by ______________________ and relating to the Issuer's Variable Rate Demand Industrial Development Revenue Bonds (Roller Bearing Company of America, Inc. Project) Series 1994A (the "Bonds"), will become effective on ___________ (the "Alternate Credit Facility Date"). Unless you deliver a Notice of Election to Retain Bonds as described below, your Bond will be purchased on such date at a price of 100% of the principal amount thereof. A copy of the proposed form of Alternate Credit Facility and certain financial information relating to the issuer thereof are on file at the office of the Trustee and are available for inspection at your request.

      2. If your Bond or any portion thereof is so purchased, payment therefor will be made on the Alternate Credit Facility Date upon presentation and surrender at the Principal Office of the Tender Agent (_________________________, Attention: Corporate Trust Department) prior to 10:30 A.M., New York Time on the Alternate Credit Facility Date, of such Bond, duly endorsed in blank for transfer (with all signatures guaranteed by an eligible guarantor institution as defined by SEC rule l7Ad-15 (17 CFR 240.l7Ad-15)).

      3. In addition, you are further notified that:

            (A) Interest will no longer accrue to you on your Bond on and after the Alternate Credit Facility Date unless the Trustee has received directions from you not to so purchase your Bond as herein provided, and, other than the right to receive payment of the purchase price for your Bond, you shall then cease to have further rights under the Indenture; and

            (B) You have the right to direct that all or any portion of your Bond not be purchased, which portion shall be $_____ (the minimum authorized denomination for the Interest Rate Mode to be in effect on the Alternate Credit Facility Date) or any integral multiple thereof, if you deliver the Notice of Election to Retain Bonds to the Tender Agent at its address above on or before the fifth Business Day next preceding the Alternate Credit Facility Date.

Dated: ___________


                                   ____________________________
                                   as Trustee



                                   By:__________________________________________
                                      Title:____________________________________

                                    EXHIBIT H

                              REPRESENTATION LETTER

[Trustee]
[Trustee Address]

[Remarketing Agent]
[Remarketing Agent Address]

[Credit Enhancer]
[Credit Enhancer Address]

      Re: $7,700,000 Variable Rate Demand Industrial Development Revenue Bonds (Roller Bearing Company of America, Inc. Project) Series 1994A of the South Carolina Jobs-Economic Development Authority

Ladies and Gentlemen:

      The undersigned (the "Investor") hereby represents and warrants to you as follows:

      [THE FOLLOWING PARAGRAPH 1 IS FOR USE PURSUANT TO SECTION 210(i) OF THE INDENTURE.]

      1. The Investor proposes to purchase $__________ aggregate principal amount of the above-referenced bonds (the "Bonds") issued pursuant to that certain Trust Indenture dated as of September 1, 1994 (the "Indenture"), between the South Carolina Jobs-Economic Development Authority and ______________________, as trustee. The Investor understands that the Bonds and the credit enhancement with respect thereto have not been registered under the Securities Act of 1933, as amended (the "1933 Act") or the securities laws of any state and will be sold to the Investor in reliance upon certain exemptions from registration and in reliance upon the representations and warranties of the Investor set forth herein.

      [THE FOLLOWING PARAGRAPH 1 IS FOR USE PURSUANT TO SECTION 210(iii) OF THE INDENTURE.]

      1. The Investor understands that [Remarketing Agent] may offer to the Investor for purchase in a secondary market transaction the above-referenced bonds (the "Bonds") issued pursuant to that certain Trust Indenture dated as of September 1, 1994 (the "Indenture"), between the South Carolina Jobs-Economic Development Authority and _____________________, as trustee. The Investor understands that the Bonds and the credit enhancement with respect thereto have not been registered under the Securities Act of 1933, as amended (the "1933 Act") or the securities laws of any state and may be sold to the Investor in reliance upon certain exemptions from registration and in reliance upon the representations and warranties of the Investor set forth herein.

      2. The Investor has sufficient knowledge and experience in business and financial matters in general, and investments such as the Bonds in particular, to enable the Investor to evaluate the risks involved in an investment in the Bonds.

      3. The Investor confirms that its investment in the Bonds constitutes an investment that is suitable for and consistent with its investment program and that the Investor is able to bear the economic risk of an investment in the Bonds, including a complete loss of such investment.

      4. The Investor is purchasing the Bonds solely for its own account for investment purposes only, and not with a view to, or in connection with, any distribution, resale, pledging, fractionalization, subdivision or other disposition thereof (subject to the understanding that disposition of Investor's property will remain at all times within its control).

      5. The Investor agrees that it will only offer, sell, pledge, transfer or exchange any of the Bonds it purchases (i) in accordance with an available exemption from the registration requirements of Section 5 of the 1933 Act, (ii) in accordance with any applicable state securities laws and (iii) in accordance with the provisions of the Indenture.

      6. The Investor is familiar with Rule 144A promulgated under the 1933 Act and is a "qualified institutional buyer" as defined in Rule 144A; it is aware that [the] [any] sale of Bonds to it [is] [may be] made in reliance on Rule 144A and understands that such Bonds may be offered, resold, pledged or transferred only (i) to a person who the Investor reasonably believes is a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

      7. If the Investor sells any of the Bonds other than pursuant to a mandatory or optional tender and purchase provided for in and complying with the Indenture, the Investor or its agent will obtain from any subsequent purchaser the same representations contained in this Representation Letter.

      8. The Investor acknowledges and understands that you, any trustee under the Indenture and each of the "issuers" (as such term is used in the 1933 Act) of the Bonds and any security related thereto are relying and will continue to rely on the statements made herein. The Investor agrees to notify you immediately of any changes in the information and conclusions herein.

                                       Very truly yours,

                                       [Name of Investor]

Dated:_________________________

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________
                                             [Must be President, Chief Financial
                                             Officer or other Executive Officer]


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